Dated 15 December 2014
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer and FCT Noteholder
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender and the Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator, and FleetCo Back-up Cash Manager
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as French Intermediary Bank and FCT Servicer
CACEIS BANK FRANCE
as FCT Custodian
FCT CARFIN
represented by
EUROTITRISATION
as the FCT Management Company
CERTAIN ENTITIES NAMED HEREIN
as the Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN

FOURTH MASTER AMENDMENT AND RESTATEMENT DEED
Ref: L-231331
Linklaters LLP

	Table of Contents
Contents		Page
1	Definitions and Interpretation	3
2	Amendment to the Original Master Definitions Agreement	3
3	Amendments to the Original Framework Agreement	11
4	Amendments to the Original Liquidation Agency Agreement	16
5	Amendments to the Original Issuer Subordinated Facility Agreement	17
6	Amendments to the Original Issuer Cash Management Agreement	18
7	Amendments to the Original Finco Payment Guarantee	19
8	Amendments to the Original VFN Funding Agreement	19
9	Amendment and Restatement of the Original Issuer Note Issuance Facility Agreement	19
10	Amendment Date	19
11	Issuer Security Trustee and FleetCo Security Agent	20
12	Third party rights	20
13	Governing law and jurisdiction	20
14	Confirmation of Guarantees	21
15	Illegality	21
16	Rights and remedies	21
17	Counterparts	21
18	Incorporation of Common Terms	21
19	Third party rights	22
20	Governing law and jurisdiction	22

	Schedule 1: The Parties	23
	Schedule 2: Vehicle Manufacturer Group Table	26
	Schedule 3: Amended and Restated Issuer Note Issuance Facility Agreement	31
	Schedule 4: Amended and Restated Form of Senior Noteholder Accession Deed	32
	Schedule 5: Priorities of Payments	33
	Schedule 6: Form of Central Servicer Reports	34
	Execution Page	33

1

This Amendment and Restatement Deed is made on 15 December 2014 between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer” and the “FCT Noteholder”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in part 1 of Schedule 1 (The Parties) hereto including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as Italian Opco (as defined therein) under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in part 2 of Schedule 1 (The Parties) hereto;

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer” and the “Italian VAT Lender”);

(9)	AVIS BUDGET EMEA LIMITED (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in part 3 of Schedule 1 (The Parties) hereto;

(11)
DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Dutch FleetCo Dutch Account Bank Operator”, the “French FleetCo Account Bank Operator” the “Issuer Cash Manager”, the “FleetCo Dutch Back-up Cash Manager”, the “FleetCo French Back-up Cash Manager”, the “FleetCo German Back-up Cash Manager”, the “FleetCo Italian Back-up Cash Manager” and the “FleetCo Spanish Back-up Cash Manager”);

(12)	THE SENIOR NOTEHOLDERS listed in part 4 of Schedule 1 (The Parties) hereto (the “Senior Noteholders”);

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(14)
CARFIN FINANCE HOLDINGS LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

(15)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”);

(16)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“French Intermediary Bank” and “FCT Servicer”);

(17)	FCT CARFIN (the ”FCT”) represented by EUROTITRISATION (the “FCT Management Company”);

(18)	CACEIS BANK FRANCE (the “FCT Custodian”);

(19)	CACEIS CORPORATE TRUST (the “FCT Registrar”);

(20)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”); and

(21)	FISERV AUTOMOTIVE SOLUTIONS, INC., a company duly incorporated under the laws of Delaware with registered number 2403201 (the “Liquidation Agent”), each of the above a “Party” and together the “Parties” to this Deed.
WHEREAS

(A)
Certain of the Parties hereto entered into a Framework Agreement dated 5 March 2013, as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated by a third amendment agreement dated 21 May 2014 (the “Third Master Amendment Agreement”) (the “Original Framework Agreement”).

(B)
Certain of the Parties hereto entered into a Master Definitions Agreement dated 5 March 2013 as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated by the Third Master Amendment Agreement (the “Original Master Definitions Agreement”).

(C)
Dutch FleetCo, Dutch FleetCo, Spanish Branch, French FleetCo, Italian FleetCo, Italian Opco, Spanish Opco, German Opco, French Opco, Dutch Opco, the Central Servicer, the FleetCo Security Agent, the Transaction Agent and the Liquidation Agent entered into a Liquidation Agency Agreement dated 20 March 2013 and as amended and restated by the Third Master Amendment Agreement (the “Original Liquidation Agency Agreement”).

(D)
The Issuer, the Issuer Cash Manager, the Issuer Security Trustee and the Subordinated Lender entered into an Issuer Subordinated Facility Agreement dated 5 March 2013 and as amended and restated by the Third Master Amendment Agreement (the “Original Issuer Subordinated Facility Agreement”).

(E)
The Issuer, the Issuer Cash Manager, the Issuer Security Trustee, the Transaction Agent and the Issuer Account Bank entered into an Issuer Cash Management Agreement dated 5 March 2013 and as amended and restated by the Third Master Amendment Agreement (the “Original Issuer Cash Management Agreement”).

(F)
Finco, Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo, French FleetCo, the FCT represented by the FCT Management Company, the Issuer and the FleetCo Security Agent entered into a Finco Payment Guarantee dated 5 March 2013 and as amended and restated by the Third Master Amendment Agreement (the “Original Finco Payment Guarantee”).

(G)
The FCT represented by the FCT Management Company, the FCT Custodian, the FCT Registrar, the FCT Noteholder, the FleetCo Security Agent and the Transaction Agent entered into a VFN Funding Agreement dated 21 May 2014 (the “Original VFN Funding Agreement”).

(H)
Certain of the Parties hereto entered into an Issuer Note Issuance Facility Agreement dated 5 March 2013 as amended by an amendment agreement dated 15 April 2013 and as amended by the Third Master Amendment Agreement (the “Original Issuer Note Issuance Facility Agreement”).

(I)	The Parties have agreed to:

(a)
amend: (i) the Original Framework Agreement, (ii) the Original Master Definitions Agreement, (iii) the Original Finco Payment Guarantee, (iv) the Original Liquidation Agency Agreement, (v) the Original Issuer Subordinated Facility Agreement, (vi) the Original Issuer Cash Management Agreement and (vii) the Original VFN Funding Agreement; and

(b)	amend and restate the Original Issuer Note Issuance Facility Agreement,
in each case, on the terms and conditions set out below.

1	Definitions and Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Original Master Definitions Agreement (as amended or amended and restated from time to time) have the same meaning in this Deed. Subject to Clause 1.2 below, the provisions of clause 2 (Principles of Interpretation and Construction) of the Original Master Definitions Agreement (as amended or amended and restated from time to time) shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Deed. In addition, “Amendment Date” means 15 December 2014.

1.2	A reference to a “Clause” is a reference to a clause of this Deed.

2	Amendments to the Original Master Definitions Agreement
The Original Master Definitions Agreement shall be amended as follows:

(i)	by deleting the definition of “Eligible Issuer LC Provider” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Eligible Issuer LC Provider” means a person:
(i)    satisfactory to the Parent and the Transaction Agent;

(ii)
having a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating from at least two Rating Agencies of at least “A” from Standard & Poor’s, Fitch or DBRS and/or at least “A1” from Moody’s and a short-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating from at least two Rating Agencies of at least “A-1” from Standard & Poor’s, at least “F1” from Fitch, at least “P-1” from Moody’s or at least “R-1(mid)” from DBRS; and

(iii)    that is a commercial bank having total assets in excess of €500,000,000.”;

(ii)	by deleting the definition of “Credit Enhancement Matrix” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Credit Enhancement Matrix” means the following matrix:
[REDACTED]

(iii)
by adding the words “or French Opco” after the words “(a) the occurrence of an Opco Change of Control, provided that if (1) any cessation described in the Opco Change of Control is in relation to the share capital of, the shareholders’ general meetings of or the board of directors of (as applicable) Spanish Opco or Italian Opco” in paragraph (a) of the definition of “Parent Event of Default” in clause 1 (Definitions and Interpretation);

(iv)
by adding the words “or French Opco” after the words “(a) the occurrence of an Opco Change of Control, provided that if (1) any cessation described in the Opco Change of Control is in relation to the share capital of, the shareholders’ general meetings of or the board of directors of (as applicable) Spanish Opco or Italian Opco” in paragraph (a) of the definition of “Finco Guarantor Event of Default” in clause 1 (Definitions and Interpretation);

(v)	by deleting paragraph (a) of the definition of “Avis Europe Event of Default” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
“(a) the occurrence of an Opco Change of Control, provided that, if (1) any cessation described in the Opco Change of Control is in relation to the share capital of, the shareholders’ general meetings of or the board of directors of (as applicable) Spanish Opco, Italian Opco or French OpCo and (2) the Spain Repayment Option, the Italy Repayment Option or the France Repayment Option is exercised within 30 days of such cessation, there shall not be any Avis Europe Event of Default;”;

(vi)	by deleting paragraph (xiii) of the definition of “Rapid Amortisation Event” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
“(xiii)    the termination of:

(a)	any Spanish Transaction Document other than in accordance with its terms and the Spain Repayment Option is not exercised within 10 Business Days from the date of such termination;

(b)	any Italian Transaction Document other than in accordance with its terms and the Italy Repayment Option is not exercised within 10 Business Days from the date of such termination;

(c)
any French Transaction Document and/or the VFN Funding Agreement, in each case, other than in accordance with its terms and the France Repayment Option is not exercised within 10 Business Days from the date of such termination; or

(d)	any Transaction Document other than in accordance with its terms (other than in the case of (a), (b) or (c) above);”;

(vii)	by deleting paragraph (ii)(a) of the definition of “Subscriber’s Cost of Funds” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
“through the ABCP Market, (x) the Relevant Conduit CP Rate for such Conduit Senior Noteholder (other than Jupiter Securitization Company LLC or another member of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC) during such Interest Period, and (y) for the Senior Noteholder Group in respect of Jupiter Securitization Company LLC as a Senior Noteholder, the Applicable EURIBOR during such Interest Period;”;

(viii)
by deleting the words “to the extent that such Conduit Senior Noteholder funds its subscription, purchase and/or holding of the its Senior Note held by it during such Interest Period through drawings under a Liquidity Facility Arrangement” from paragraph (ii)(c) of the definition of “Subscriber’s Costs of Funds” in clause 1 (Definitions and Interpretation) in its entirety and replacing with “to the extent that such Conduit Senior Noteholder or a member of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC funds its subscription, purchase and/or holding of the Senior Note held by it during such Interest Period through drawings under a Liquidity Facility Arrangement”;

(ix)	by deleting the first paragraph of the definition of “Applicable EURIBOR” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Applicable EURIBOR” means: (i) in respect of a Senior Advance from the Senior Noteholder Group in respect of Jupiter Securitization Company LLC as a Senior Noteholder, three month EURIBOR for each day during such Interest Period, and (ii) in respect of (x) a Senior Advance with a Senior Advance Interest Period or (y) a Subordinated Advance or a VAT Loan Advance with an Interest Period:”;

(x)	by adding a new definition of “Currency Hedge Agreement” in clause 1 (Definitions and Interpretation) as follows:
““Currency Hedge Agreement” means a currency swap or exchange agreement, currency exchange option or any other similar agreement, however denominated, entered into on behalf of a Conduit Senior Noteholder for hedging purposes, as any of the foregoing may be amended, restated, supplemented or otherwise modified, from time to time”;

(xi)	by adding a new definition of “Currency Hedging Breakage Costs” in clause 1 (Definitions and Interpretation) as follows:
““Currency Hedging Breakage Costs” means, solely with respect to the applicable Conduit Senior Noteholder, for any Settlement Date, an amount (which may be negative) equal to:

(i)
the aggregate amount of any amounts paid or payable by or on behalf of the applicable Conduit Senior Noteholder to a counterparty to a Currency Hedge Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its settlement date, which settlement date shall be a Settlement Date, less

(ii)	the aggregate amount of any amounts paid or payable to or for the account of the applicable Conduit Senior Noteholder by a counterparty to a Currency Hedge

Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its settlement date, provided that:

(a)
if on any Settlement Date, the applicable Conduit Senior Noteholder's Currency Hedging Breakage Costs are a negative number, then, on such Settlement Date, the aggregate amount that would otherwise have been payable by the Issuer to the applicable Conduit Senior Noteholder on such Settlement Date pursuant to the applicable priority of payment, shall be reduced until either the aggregate amount owed to the applicable Conduit Senior Noteholder or the Currency Hedging Breakage Costs have been reduced to zero, and

(b)
when there are remaining Currency Hedging Breakage Costs following such reduction in (a) above of the aggregate amounts otherwise owed to the applicable Conduit Senior Noteholder, an amount equal to such remaining Currency Hedging Breakage Costs (expressed as a positive number) shall be paid by or on behalf of the applicable Conduit Senior Noteholder to the Issuer on such Settlement Date;”;

(xii)	by deleting the definition of “Ongoing Issuer Fee” in in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
“Ongoing Issuer Fee” means the aggregate of all amounts due and payable by the Issuer pursuant to:

(i)	in respect of the Issuer Revolving Period Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the FleetCo Holdings Corporate Services Provider, the Issuer Corporate Services Providers, the Issuer Share Trustee, the Issuer Profit Amount, the Issuer’s independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (h) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (i) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (j) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (k) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (l) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (m) (in respect of amounts payable to any other parties);

(ii)	in respect of the Issuer Scheduled Amortisation Period Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the FleetCo Holdings Corporate Services Provider, the Issuer Corporate Services Providers, the Issuer Profit Amount, the Issuer’s independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (h) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (i) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (j) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (j) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (k) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (l) (in respect of amounts payable to any other parties);

(iii)	in respect of the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, the Issuer Profit Amount, the Issuer’s independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (g) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (h) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (i) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (i) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (j) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (k) (in respect of amounts payable to any other parties);

(iv)	in respect of the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)
paragraph (c) (in respect of Tax payments and amounts payable to the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, the Issuer’s independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange and the relevant Rating Agencies);

(d)	paragraph (d)(ii) (in respect of commitment fees);

(e)	paragraph (d)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(f)	paragraph (g) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (h) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(h)
paragraph (i) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(i)
paragraph (i) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)	paragraph (j) (in respect of amounts payable to the other Issuer Secured Creditors);

(k)	paragraph (k) (in respect of amounts payable in respect of the Issuer Profit Amount); and

(l)	paragraph (l) (in respect of amounts payable to any other parties).”;

(xiii)	by deleting the definition of “Business Day” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Business Day” means a day which is a TARGET Day and a day (other than a Saturday or Sunday) on which banks are open for general business in (i) London, (ii) Paris, (iii) New York, (iv) Munich, (v) Dublin and, in relation to any date for payment or purchase of Euro or calculation of an amount payable in Euro by:

(i)	Spanish Opco or Dutch FleetCo in connection with the Vehicle Fleet in Spain, Madrid;

(ii)	German Opco or Dutch FleetCo in connection with the Vehicle Fleet in Germany, Frankfurt;

(iii)	Dutch Opco or Dutch FleetCo in connection with the Vehicle Fleet in The Netherlands, Amsterdam;

(iv)	Italian Opco or Italian FleetCo, Milan; and

(v)	French Opco or French FleetCo, Paris.”;

(xiv)	by deleting the definition of “Note Certificate” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Note Certificate” means a Restricted Senior Note Certificate or an Unrestricted Senior Note Certificate.”;

(xv)	by adding a new definition of “Restricted Senior Note” in clause 1 (Definitions and Interpretation) as follows:
““Restricted Senior Note” means the Senior Notes issued in the form set out in schedule 3A (Restricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.”;

(xvi)	by adding a new definition of “Restricted Senior Note Certificate” in clause 1 (Definitions and Interpretation) as follows:
““Restricted Senior Note Certificate” means the note certificate set out in schedule 3A (Restricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.”;

(xvii)	by adding a new definition of “Unrestricted Senior Note” in clause 1 (Definitions and Interpretation) as follows:
““Unrestricted Senior Note” means the Senior Notes issued in the form set out in schedule 3 (Unrestricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.”;

(xviii)	by adding a new definition of “Unrestricted Senior Note Certificate” in clause 1 (Definitions and Interpretation) as follows:
““Unrestricted Senior Note Certificate” means the note certificate set out in schedule 3 (Unrestricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.”; and

(xix)	by deleting the definition of “Expected Maturity Date” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Expected Maturity Date” means six months after the Scheduled Amortisation Commencement Date.”.

3	Amendments to the Original Framework Agreement
The Original Framework Agreement shall be amended as follows:

(i)	by deleting schedule 17 (Vehicle Manufacturer Group Table) in its entirety and replacing it with Schedule 2 (Vehicle Manufacturer Group Table) hereto;

(ii)	by deleting clause 4.2.10 (Ownership of Finco and Opcos) in its entirety and replacing it with the following:
“The Parent shall procure that Avis Europe shall at all times:
(i)    hold, whether directly or indirectly, through any person beneficially:

A.	100 per cent. of the issued share capital of Finco and such Opco;

B.	issued share capital having the right to cast 100 per cent. of the votes capable of being cast in general meetings of Finco and such Opco; or

C.	the right to determine the composition of all of the board of directors or equivalent body of Finco and such Opco; or

(ii)	have power to manage or direct such Opco and Finco through ownership of share capital, by contract or otherwise.”;

(iii)	by adding a new clause 24.2(xvii) as follows:
“(xvii) Schedule 17 (Vehicle Manufacturer Group Table): only the prior written consent of each of the Central Servicer and the Transaction Agent is required.”;

(iv)	by deleting the words “and Schedule 17 (Vehicle Manufacturer Group Table)” in clause 24.2(xv);

(v)	by adding a new clause 24.10 as follows:
“24.10 Liquidation Agency Agreement
Schedule 2 (Fee Schedule) of the Liquidation Agency Agreement may be amended, waived or modified without the consent of the parties thereto other than Fiserv, the Transaction Agent and the Central Servicer”;

(vi)	by deleting the words “to Clause 24.8 (Issuer Hedging Agreements) below” in clause 24.1.1 (General Principles) in their entirety and replacing with:
“to Clause 24.10 (Liquidation Agency Agreement) below”;

(vii)	by adding a new clause 12.2(xvi) as follows:

“(xvi)
to the disclosure by a Conduit Senior Noteholder to (a) its Liquidity Providers (each of whom shall agree to comply with the terms of this Clause 12), (b) to any security trustee appointed by such Conduit (provided such security trustee has agreed to maintain the confidentiality of information provided by such Conduit to the security trustee), or (c) to any rating agency that rates the commercial paper issued by such Conduit, and to any other rating agency in compliance with Rule 17g-5 under the Securities Exchange Act of 1934 or any similar rule or regulation in any relevant jurisdiction (provided that such rating agency has agreed to maintain the confidentiality of information provided by such Conduit to the rating agency in accordance with such rating agencies general confidentiality policies).”;

(viii)	by deleting paragraph (iii) of clause 3.3.7 (Capitalisation) in its entirety and replacing it with the following:
“(iii)    In respect of French FleetCo, its authorised share capital is at least €1,000, consisting of at least 1,000 shares, each share having a par value of €1, representing 100 per cent. of the share capital and validly issued and subscribed to, and fully paid up.”;

(ix)
by deleting part 2 (Form of Senior Noteholder Accession Deed) of schedule 6 (Forms of Accession Deed) to the Original Framework Agreement in its entirety and replacing it with Schedule 4 (Amended and Restated Senior Noteholder Accession Deed) hereto;

(x)
by deleting each of part 1 (Issuer Revolving Period Priority of Payments), part 2 (Issuer Scheduled Amortisation Period Priority of Payments), part 3 (Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments) and part 4 (Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement in its entirety and replacing with part 1 (Issuer Revolving Period Priority of Payments), part 2 (Issuer Scheduled Amortisation Period Priority of Payments), part 3

(Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments) and part 4 (Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments) of Schedule 5 (Priorities of Payments) hereto, respectively;

(xi)	by deleting schedule 10 (Form of Central Servicer Reports) to the Framework Agreement in its entirety and replacing it with Schedule 6 (Form of Central Servicer Reports) hereto;

(xii)	by deleting paragraph (ii) and paragraph (iii) of clause 4.2.27 (Liquidation Agent) of the Framework Agreement and replacing it with the following:

“(ii)	procure that the Liquidation Agent delivers to the Transaction Agent:

(A)
in respect of the Vehicle Fleet of Dutch FleetCo in The Netherlands, on or prior to the 120th day falling after the Dutch Accession Date, a copy of a liquidation plan in form and substance satisfactory to the Transaction Agent; and

(B)
in respect the Vehicle Fleet of French FleetCo in France, on or prior to the 120th day falling after the Initial French Funding Date, a copy of a liquidation plan in form and substance satisfactory to the Transaction Agent; and

(iii)
if such liquidation plan is not delivered to the Transaction Agent by the Liquidation Agent within any of the above 120-day periods or if the liquidation plan delivered to the Transaction Agent is not in form and substance satisfactory to the Transaction Agent, use its best endeavours to assist the Transaction Agent in finding a replacement liquidation agent.”;

(xiii)	by deleting clause 14A.1.2(ii) (Senior Advance Drawdowns) in its entirety and replacing it with the following:
“(ii)

A.
In respect of any Subordinated Advance Drawdown Notice for any Issuer Subordinated Advance which is proposed to be drawn for the purposes set out in clause 4.2.1(c), 4.2.1(d), 4.2.1(e), 4.2.1(f) or 4.2.1(g) of the Issuer Subordinated Facility Agreement, the Issuer shall immediately (and in any event by no later than the 12:00 noon (London time) on the third Business Day before the proposed Subordinated Advance Drawdown Date of such Issuer Subordinated Advance, deliver such executed Subordinated Advance Drawdown Notice to the Issuer Cash Manager.

B.
In respect of any Subordinated Advance Drawdown Notice for any Issuer Subordinated Advance which is proposed to be drawn for the purpose set out in clause 4.2.1(b) of the Issuer Subordinated Facility Agreement, the Issuer shall, by no later than 12:00 noon (London time) one Business Day before the proposed Issuer Subordinated Advance Drawdown Date of such Issuer Subordinated Advance, execute such Subordinated Advance Drawdown Notice and deliver such Subordinated Advance Drawdown Notice to the Issuer Cash Manager.”;

(xiv)	by deleting paragraphs (ii) and (iii) of clause 14A.1.3 (Senior Advance Drawdowns) in their entirety and replacing them with the following:
“(ii)

A.
Following receipt of an executed Subordinated Advance Drawdown Notice for an Issuer Subordinated Advance proposed to be drawn for the purposes set out in clause 4.2.1(c), 4.2.1(d), 4.2.1(e), 4.2.1(f) or 4.2.1(g) of the Issuer Subordinated Facility Agreement by 12:00 noon (London time) on the third Business Day before the proposed Subordinated Advance Drawdown Date of such Issuer Subordinated Advance, the Issuer Cash Manager shall by no later than 4:00 p.m. (London time) on the third Business Day before the proposed Subordinated Advance Drawdown Date of such Issuer Subordinated Advance deliver such executed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to the Transaction Agent and the Central Servicer.

B.
Following receipt of an executed Subordinated Advance Drawdown Notice relating to an Issuer Subordinated Advance to be drawn for the purpose set out in clause 4.2.1(b) of the Issuer Subordinated Facility Agreement and signed by the Issuer by 12:00 noon (London time) one Business Day before the proposed Issuer Subordinated Advance Drawdown Date, the Issuer Cash Manager shall, by no later than 4:00 p.m. (London time) one Business Day before such proposed Issuer Subordinated Advance Drawdown Date, deliver such executed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to each of the Transaction Agent and the Central Servicer.

(iii)
For the avoidance of doubt, the Issuer Cash Manager shall not be responsible for ascertaining or verifying whether the Issuer Subordinated Advance relating to any executed Subordinated Advance Drawdown Notice it receives from the Issuer is to be drawn for the purpose set out in the Issuer Subordinated Facility Agreement, or for any other purpose.”;

(xv)	by adding a new clause 3.1.39 (Volcker Rule) as follows:
“3.1.39    Volcker Rule
The Issuer, pursuant to Section 3(c)(5) of the Investment Company Act of 1940, as amended, is exempt from registration as an investment company.”;

(xvi)	by adding the addresses and notice details of the following parties to schedule 12 (Notice details) as follows:

FCT Management Company
Eurotitrisation	Address:	Immeuble les Diamants, 41 rue Délizy 93500 Pantin
	Telephone:	33 1 74 73 04 74

	Fax:	+ 33 1 74 73 04 50/51
Email:
	Attention:	FCT Manager

FCT Custodian
Caceis Bank France	Address:	1-3, place Valhubert - 75013 Paris, France
	Telephone:	+33 (0) 1 57 78 11 39 +33 (0) 1 57 78 03 80
Email:
	Attention:	Nadege Gauthier / Lucie Guesdon

FCT Registrar
Caceis Corporate Trust	Address:	14 rue Rouget de Lisle 92130 Issy-les-Moulineaux
	Telephone:	33 01 57 78 32 49
	Fax:	33 01 49 08 05 93
Email:
	Attention:	Marc Gaudin-Lemoine / Nathalie Crepin / David Pasquale / Jean-Charles Battaglia

FCT Servicer
Crédit Agricole Corporate and Investment Bank	Address:	9, quai du Président Paul Doumer 92920 Paris – La Défense
	Telephone:	+33 (0)1 57 87 17 48 / +33 (0)1 41 89 39 91 / +33 (0)1 41 89 05 34
	Fax:	33 01 57 87 17 58
Email:
	Attention:	Carole D’Haeyere / Elody Roudet / Fabrice Martial

Lender
Crédit Agricole Corporate and Investment Bank	Address:	9, quai du Président Paul Doumer 92920 Paris – La Défense
	Telephone:	+33 (0)1 41 89 26 59 / +33 (0)1 41 89 69 51 / +33 (0)1 41 89 21 71
	Fax:	33 01 41 89 47 90
Email:

Attention:	Rosa Blanchuad (Responsable BO) / Yvonne Jospin (Gestionnaire BO) / Nadia Bersali (Gestionnaire BO)
”;

(xvii)
by adding the words “The provisions of this Clause 27.1.3 shall survive the termination of this Agreement.” in clause 27.1.3 (Non-petition Against the Conduit Senior Noteholders) after the words “following two years and one day after all notes and commercial paper issued by such Conduit Senior Noteholder have been redeemed in full.”; and

(xviii)
by adding the words “The provisions of this Clause 27.2.3 shall survive the termination of this Agreement.” in clause 27.2.3 (Limited recourse Against the Conduit Senior Noteholders) after the words “and to the extent that any liabilities of any Conduit Senior Noteholder remain unpaid after the application of such sums, assets and proceeds, such liabilities shall be extinguished.”.

4	Amendments to the Original Liquidation Agency Agreement
The Original Liquidation Agency Agreement shall be amended as follows:

(i)
by deleting the words “French Accession Date” in clause 4.2(a) (General Duties of the Liquidation Agent) in their entirety and replacing with “French Funding Date (provided that the Liquidation Agent has received from the relevant Avis Obligor all of the relevant information and documents that it reasonably requires for the purpose of producing a Liquidation Plan in relation to all Vehicles with respect to the Vehicle Fleet in France)”;

(ii)	by adding a new clause 4.2A (Information Duty of the Lessors, Lessees and Central Servicer) as follows:
“The Lessors and the Lessees (in respect of their respective jurisdictions) shall and the Central Servicer shall provide all relevant information and documents that is reasonably required by the Liquidation Agent for the purpose of producing a Liquidation Plan in relation to all Vehicles in the Vehicle Fleet pursuant to Clause 4.2(a) (General Duties of the Liquidation Agent).”;

(iii)
by adding the words “in paragraphs 1(i), 1(ii), 1 (iii) and 1(iv) and (prior to the occurrence of a Servicing Transfer Event) paragraphs 2 and 3” after the words “Each of the amounts referred to” in paragraph 6 of schedule 2 (Fees Schedule); and

(iv)	by adding a new paragraph 7 of schedule 2 (Fees Schedule) as follows:
“Each of the amounts referred to in paragraph 1(v) and (following the occurrence of a Servicing Transfer Event) paragraphs 2 and 3 above shall be converted into an equivalent amount in Euro at a rate of US$1.25 to €1.00 (the “Reference Rate”), subject to review by the Liquidation Agent, the Transaction Agent and the Central Servicer on each semi-annual anniversary following the Amendment Date (as defined in the fourth master amendment and restatement deed dated on or about 15 December 2014 between, among others, the Liquidation Agent, the Central Servicer and the Transaction Agent). Any change to the Reference Rate following such review shall only require the consent of the Liquidation Agent, the Transaction Agent and the Central Servicer and shall take effect from such date as is agreed between the Liquidation Agent, the Transaction Agent and the Central Servicer.”

5	Amendments to the Original Issuer Subordinated Facility Agreement
The Original Issuer Subordinated Facility Agreement shall be amended as follows:

(i)	by deleting the definition of “Minimum Subordinated Loan Amount” in clause 1 (Definitions) in its entirety;

(ii)	by deleting the definition of “Subordinated Loan Amount” in clause 1 (Definitions) in its entirety and replacing it with the following:
““Subordinated Loan Amount" means the amount specified in the Subordinated Advance Drawdown Notice.”;

(iii)	by deleting clause 4.1 (Grant of the Subordinated Facility) in its entirety and replacing it with the following:
“The Subordinated Lender grants to the Issuer, upon the terms and subject to the conditions hereof, a committed euro revolving credit facility fully committed in an amount in euro that may be agreed from to time in writing by the Subordinated Lender provided that the total commitment amount of all Issuer Subordinated Advances under this Agreement shall not be subject to a maximum amount.”;

(iv)	by deleting clause 5 (Availability of the Subordinated Facility) in its entirety and replacing it with the following:
“The Subordinated Lender shall make an Issuer Subordinated Advance to the Issuer if the Issuer (or the Issuer Cash Manager on its behalf in accordance with paragraph 2.7(ii), Schedule 1 of the Issuer Cash Management Agreement) has delivered a Subordinated Advance Drawdown Notice to the Subordinated Lender (with a copy to the Issuer Security Trustee and the Transaction Agent) not later than 4:00 p.m. (London time) on:

A.
in respect of any Issuer Subordinated Advance proposed to be drawn pursuant to Clause 4.2.1(c), 4.2.1(d), 4.2.1(e), 4.2.1(f) or 4.2.1(g), the third Business Day before the proposed Issuer Subordinated Advance Drawdown Date;

B.	in respect of any Issuer Subordinated Advance proposed to be drawn pursuant to Clause 4.2.1(a), the Information Date or the Intra-Month Information Date (as applicable); and

C.	in respect of any Issuer Subordinated Advance proposed to be drawn pursuant to Clause 4.2.1(b), one Business Day before the proposed Issuer Subordinated Advance Drawdown Date.”; and

(v)	by deleting clause 9.1.5(i) in its entirety and replacing it with the following:
“(i)     any Issuer Subordinated Advance drawn pursuant to Clause 4.2.1(b), 4.2.1(c), 4.2.1(e), 4.2.1(f) and 4.2.1(g) above shall be solely repaid from the amounts received by the Issuer from the relevant FleetCo pursuant to:

(a)	item (i)(i) and item (i)(j) (as applicable) of the definition of “Ongoing Issuer Fee” (in respect of the Issuer Revolving Period Priority of Payments);

(b)	item (ii)(i) and item (ii)(j) (as applicable) of the definition of “Ongoing Issuer Fee” (in respect of the Issuer Scheduled Amortisation Period Priority of Payments);

(c)	item (iii)(i) and item (iii)(j) (as applicable) of the definition of “Ongoing Issuer Fee” (in respect of the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments); and

(d)	item (iv)(h) and item (iv)(i) (as applicable) of the definition of “Ongoing Issuer Fee” (in respect of the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments);”.

6	Amendments to the Original Issuer Cash Management Agreement
Paragraph 2.7(ii)(B) of schedule 1 to the Original Issuer Cash Management Agreement shall be deleted in its entirety and replaced by the following:
“Subject to the provisions of Clause 14A.1 of the Framework Agreement, following receipt of a Subordinated Advance Drawdown Notice relating to an Issuer Subordinated Advance to be drawn for any purpose other than that set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement and signed by the Issuer by 12.00 noon (London time) on:

A.
in respect of any Issuer Subordinated Advance proposed to be drawn pursuant to clauses 4.2.1(c), 4.2.1(d), 4.2.1(e), 4.2.1(f) or 4.2.1(g), the third Business Day before the proposed Issuer Subordinated Advance Drawdown Date; and

B.
in respect of any Issuer Subordinated Advance proposed to be drawn pursuant to clause 4.2.1(b), one Business Day before the proposed Issuer Subordinated Advance Drawdown Date (such Business Day, the “Prior IRRA Day”); and

the Issuer Cash Manager shall, by no later than 4.00 p.m. (London time) on the third Business Day or the Prior IRRA Day (as applicable), in each case, before such proposed Issuer Subordinated Advance Drawdown Date, deliver such signed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to each of the Transaction Agent and the Central Servicer.”.

7	Amendments to the Original Finco Payment Guarantee
The Original Finco Payment Guarantee shall be amended by deleting the words “VFN AF Shortfall” in clause 5.1.1(c)(ii) and replacing it with “FCT AF Shortfall”.

8	Amendments to the Original VFN Funding Agreement
The Original VFN Funding Agreement shall be amended as follows:

(i)	by deleting clause 5.1.1(ii) in its entirety and replacing it with the following:
“(ii)    the amount of the VFN Advance to be made by the FCT Noteholder, provided that such amount shall be (x) equal to the amount of the relevant Instalment of the FCT Transfer

Price to be paid to the French Intermediary Bank on the relevant VFN Advance Drawdown Date and (y) in integral units of €1,000 in excess thereof for the FCT Noteholder.”; and

(ii)	by deleting the words “a minimum denomination of €100,000” in clause 2.1 and replacing it with “a minimum denomination of €1,000”.

9	Amendment and Restatement of the Original Issuer Note Issuance Facility Agreement

(i)
The Parties (to the extent that they are party to the Original Issuer Note Issuance Facility Agreement) agree that with effect on and from the Amendment Date, the Original Issuer Note Issuance Facility Agreement is amended and restated in the form set out in Schedule 3 (Amended and Restated Issuer Note Issuance Facility Agreement) (the “Amended and Restated Issuer Note Issuance Facility Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Issuer Note Issuance Facility Agreement shall be governed by the Amended and Restated Issuer Note Issuance Facility Agreement.

(ii)
For the purposes of clause 21.4(ii)(a) of the Amended and Restated Issuer Note Issuance Facility Agreement, only in respect of the accession of Elektra Purchase No. 34 Limited as Acceding Senior Noteholder, such clause shall be deemed to read “it shall, on or prior to the Initial French Funding Date, enter into an appropriate Liquidity Facility Arrangement or Liquidity Facility Arrangements with one or more Liquidity Provider, each as the context shall require”.

(iii)
For the purposes of clause 21.4(ii)(b) of the Amended and Restated Issuer Note Issuance Facility Agreement, only in respect of the accession of Elektra Purchase No. 34 Limited as Acceding Senior Noteholder, such clause shall be deemed to read “it shall, on or prior to the Initial French Funding Date, deliver a Rating Agency Affirmation from the relevant Rating Agency to the Issuer”.

10	Amendment Date
The Parties to whom each such Clause relates hereby agree that the amendments set out in Clause 2 (Amendments to the Original Master Definitions Agreement), Clause 3 (Amendments to the Original Framework Agreement), Clause 4 (Amendments to the Original Liquidation Agency Agreement), Clause 5 (Amendments to the Original Issuer Subordinated Facility Agreement), Clause 6 (Amendments to the Original Issuer Cash Management Agreement), Clause 7 (Amendments to the Original Finco Payment Guarantee), Clause 8 (Amendments to the VFN Funding Agreement) and Clause 9 (Amendment and Restatement of the Original Issuer Note Issuance Facility Agreement) shall be effective as of the Amendment Date. Notwithstanding anything to the contrary contained herein, if for any reason this Deed fails to be effective on the Amendment Date, this Deed shall terminate and the rights and obligations of the parties to the Transaction Documents shall be fully preserved as they existed prior to the date hereof.

11	Transaction Agent

11.1
In accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modification of Transaction Documents by the Transaction Agent) of the Framework Agreement, each Senior Noteholder hereby instructs and directs the Transaction Agent to consent to all the amendments required to be agreed by such Senior Noteholder as set out herein.

11.2	The Transaction Agent hereby consents to all amendments referred to herein.

12	Issuer Security Trustee and FleetCo Security Agent

12.1
In accordance with clause 24.3.1 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the Issuer Security Trustee to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the Issuer Security Trustee as set out herein.

12.2
In accordance with clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the FleetCo Security Agent to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the FleetCo Security Agent as set out herein.

13	Transaction Documents

13.1
Save as expressly amended by this Deed, the Original Framework Agreement, the Original Master Definitions Agreement, the Original Liquidation Agency Agreement, the Original Issuer Subordinated Facility Agreement, the Original Issuer Cash Management Agreement, the Original Finco Payment Guarantee, the Original VFN Funding Agreement, the Original Issuer Note Issuance Facility Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

13.2
By their acceptance of the terms of this Deed, each of the Issuer, the FleetCos and the Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

13.3	The FleetCo Security Agent and the Transaction Agent hereby designate this Deed as a FleetCo Transaction Document.

13.4	The Transaction Agent hereby designates this Deed as an Issuer Transaction Document.

14	Confirmation of Guarantees

14.1
Avis Budget EMEA Limited as the guarantor under the Avis Europe Payment Guarantee hereby (i) expressly confirms that its obligations under the Avis Europe Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed and (ii) acknowledges that it is not released from its obligations under the Avis Europe Payment Guarantee.

14.2
Finco as the guarantor under the Original Finco Payment Guarantee hereby (i) expressly confirms that its obligations under the Original Finco Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed and (ii) acknowledges that it is not released from its obligations under the Original Finco Payment Guarantee.

15	Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

16	Rights and remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.

17	Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

18	Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Deed. If there is any conflict between the Common Terms as incorporated by reference into this Deed and the other provisions of this Deed, the provisions of the incorporated Common Terms shall prevail.

19	Third party rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

20	Governing law and jurisdiction
This Deed and all non-contractual obligations arising out of or in connection with it shall be governed by, and shall be construed in accordance with, English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.
In Witness whereof this Deed has been delivered on the date stated at the beginning of this Deed.

Schedule 1: The Parties
Part 1 Opcos, Servicers and Lessees

Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)	HRA 3033
Avis Budget Italia S.p.A. (the “Italian Opco”)	421940586
Avis Alquile un Coche S.A. (the “Spanish Opco”)	A28152767
Avis Budget Autoverhuur B.V. (the “Dutch Opco”)	33129079
Avis Location de Voitures SAS (the “French Opco”)	652 023 961 RCS Nanterre
Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the “Spanish Servicer”) in respect of Dutch FleetCo’s fleet in Spain	A28152767
In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the “Italian Servicer”)	421940586
In respect of French FleetCo: Avis Location de Voitures SAS (the “French Servicer”)	652 023 961 RCS Nanterre

Central Servicer

Name of Central Servicer	Registration number (or equivalent, if any)
Avis Finance Company Limited (the “Central Servicer”)	2123807
Lessees

Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033
Avis Budget Italia S.p.A. (as lessee under the Italian Master Lease Agreement)	421940586
Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767
Avis Budget Autoverhuur B.V. (as lessee under the Master Dutch Fleet Lease Agreement)	33129079
Avis Location de Voitures SAS (as lessee under the French Master Lease Agreement)	652 023 961 RCS Nanterre

Part 2 FleetCos

Name of FleetCos Jurisdiction of Incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch FleetCo”)	55227732
FinCar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the “Dutch FleetCo, Spanish Branch”)
W0037096E
Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the “Italian FleetCo”)	97550851009
AB FleetCo a simplified limited stock company (société par actions simplifiée) (the “French FleetCo”)	799 383 997 R.C.S. Beauvais

Part 3 Account Banks

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London branch (the “Issuer Account Bank”)	HRB 30 000, branch number BR00005
Deutsche Bank S.A.E. (the “Dutch FleetCo Spanish Account Bank”)	A-08000614
Deutsche Bank AG, London branch (the “Dutch FleetCo Spanish Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank S.P.A (the “Italian FleetCo Account Bank”)	01340740156
Deutsche Bank AG (the “Dutch FleetCo German Account Bank”)	HRB 30 000

Part 4 Senior Noteholders

Names of Senior Noteholders	Registration number (or equivalent, if any)
Blue Finn S.a.r.l., Luxembourg, Küsnacht Branch	CH-020.9.003.783-3
Crédit Agricole Corporate and Investment Bank	304187701
Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005
Natixis	542044524
Scotiabank Europe plc	817692
Elektra Purchase No. 34 Limited	548807
Jupiter Securitization Company LLC	223771
JPMorgan Chase Bank, N.A.	2118141

Schedule 2: Vehicle Manufacturer Group Table

A.    “Vehicle Manufacturer Group Table”

1	GM/Opel Group

2	Iveco Group

3	Fiat Group

4	Ford Group

5	Volkswagen Group

6	Renault Group

7	Nissan Group

8	Peugeot/Citroën Group

9	Toyota Group

10	Daimler Group

11	Tata Group

12	BMW Group

13	Hyundai/Kia Group

14	Mitsubishi Group

15	Honda Group

16	Suzuki Group

17	Mazda Group

18	Volvo Group

B.    “Vehicle Manufacturer Group Head Entity”

1
GM/Opel Group: General Motors Company (a Delaware corporation, whose registered office is located at: 300 Renaissance Center, Detroit, Michigan, zip 48625-3000, United States of America. IRS Employer Identification number 27-0756180).

2
Iveco Group: Iveco S.p.A (a “società per azioni” incorporated under the laws of Italy with a share capital of 200,000,000 Euros whose registered office is located at: Via Puglia 35, 10156 Torino, Italy. Registered with the registry of Trade and Companies of Torino under number 09709770011 - REA 1074767).

3
Fiat Group: Fiat Group Automobiles S.p.A (a “società per azioni” incorporated under the laws of Italy with a share capital of 800,000,000 Euros whose registered office is located at: Corso Giovanni Agnelli 200, 10135 Torino, Italy. Registered with the registry of Trade and Companies of Torino under number 07973780013).

4
Ford Group: Ford Motor Company (a Delaware corporation since 1919, with a share capital of 3,326,248,800 common stocks, whose registered office is located at: One American Road, Dearborn, MI 48126, United States of America. IRS Employer Identification Number 38-0549190).

5
Volkswagen Group: Volkswagen AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Berliner Ring 2, 38440 Wolfsburg, Germany. Entered in the Register of Companies at the District Court of Braunschweig under number HRB 100484).

6
Renault Group: Renault SA (a “société anonyme” incorporated under the laws of France with a share capital of 1,126,701,902.04 Euros whose registered office is located at: 13/15 quai Alphonse Gallo 92100 Boulogne-Billancourt, France. Registered with the registry of Trade and Companies of Nanterre under number 441 639 465).

7
Nissan Group: Nissan Motors Co Ltd (incorporated under the laws of Japan whose registered office is located at: 2, Takara-cho, Kanagawa-ku, Yokohama City, 220-8623, Japan, established since 26 December 1933).

8
Peugeot/Citroën Group: Peugeot S.A. (a “société anonyme” incorporated under the laws of France with a share capital of 783,088,675 Euros whose registered office is located at 75 avenue de la Grande Armée, 75116 Paris, France. Registered with the registry of Trade and Companies of Paris under number 552 100 554).

9	Toyota Group: Toyota Motor Corporation (incorporated under the laws of Japan on 28 August 1937, whose registered office is located at: 1 Toyota-Cho, Toyota City, Aichi Prefecture 471-8571, Japan).

10
Daimler Group: Daimler AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Mercedesstrasse 137, 70327 Stuttgart, Germany. Registered with the registry of Stuttgart under number 19360).

11
Tata Group: Tata Motors Limited (a “Limited” company incorporated under the laws of India whose registered office is located at: Bombay House, 24 Homi Mody Street, Mumbai 400 001, India with Corporate Identity Number (CNI) L28920MH1945PLC004520).

12
BMW Group: Bayerische Motoren Werke AG, BMW AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Petuelring 130, 80788 München, Germany, registered with the registry of München under number HRB 42243).

13
Hyundai/Kia Group: Hyundai Motor Company, Ltd (incorporated under the laws of South Korea whose registered office is located at: 231 Yangjae-Dong, Seocho-Gu, Seoul 137130, South Korea, established since 1944).

14
Mitsubishi Group: Mitsubishi Motors Corporation (incorporated under the laws of Japan whose registered office is located at: 33-8, Shilba 5-chome, Minato-ku, Tokyo, 108-8410 Japan, established since 22 April 1970).

15
Honda Group: Honda Motor Co., Ltd (incorporated under the laws of Japan whose registered office is located at: 1-1 2-chome, Minami-Aoyama, Minato-ku, Tokyo, 107-8556 Japan, established since 24 September 1948).

16	Suzuki Group: Suzuki Motor Corp. (incorporated under the laws of Japan whose registered office is located at: 300, Takatsuka-cho, Minami-ku, Hamamatsu City, 432-8611 Japan, established since 1909).

17
Mazda Group: Mazda Motor Corporation (incorporated under the laws of Japan whose registered office is located at: 3-1 Shinchi, Fuchu-Cho, Aki-Gun, 730-8670 Hiroshima, Japan, established since 30 January 1920).

18
Volvo Group: Geely Automobile Holdings Limited (incorporated under the laws of the Cayman Islands whose registered office is located at: P.O. Box 309, George Town, Cayman Islands, established since 1900).

C.	“Vehicle Manufacturer Group Rating Entity”

1
GM/Opel Group: General Motors Company (a Delaware corporation, whose registered office is located at: 300 Renaissance Center, Detroit, Michigan, zip 48625-3000, United States of America. IRS Employer Identification number 27-0756180).

2	Iveco Group: CNH Industrial N.V. (a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands, with registered number 60372958).

3	Fiat Group: Fiat Chrysler Automobiles N.V. (a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands, with registered number 60372958).

4
Ford Group: Ford Motor Company (a Delaware corporation since 1919, with a share capital of 3,326,248,800 common stocks, whose registered office is located at: One American Road, Dearborn, MI 48126, United States of America. IRS Employer Identification Number 38-0549190).

5
Volkswagen Group: Volkswagen AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Berliner Ring 2, 38440 Wolfsburg, Germany. Entered in the Register of Companies at the District Court of Braunschweig under number HRB 100484).

6
Renault Group: Renault SA (a “société anonyme” incorporated under the laws of France with a share capital of 1,085,610,418.58 Euros whose registered office is located at: 13/15 quai Alphonse Gallo 92100 Boulogne-Billancourt (France). Registered with the registry of Trade and Companies of Nanterre under number 441 639 465).

7
Nissan Group: Nissan Motors Co Ltd (incorporated under the laws of Japan whose registered office is located at: 2, Takara-cho, Kanagawa-ku, Yokohama City, 220-8623, Japan, established since 26 December 1933).

8
Peugeot/Citroën Group: Peugeot S.A. (a “société anonyme” incorporated under the laws of France with a share capital of 783,088,675 Euros whose registered office is located at 75 avenue de la Grande Armée, 75116 Paris, France. Registered with the registry of Trade and Companies of Paris under number 552 100 554).

9	Toyota Group: Toyota Motor Corporation (incorporated under the laws of Japan in 28 August 1937, whose registered office is located at: 1 Toyota-Cho, Toyota City, Aichi Prefecture 471-8571, Japan).

10
Daimler Group: Daimler AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Mercedesstrasse 137, 70327 Stuttgart, Germany. Registered with the registry of Stuttgart under number 19360).

11
Tata Group: Tata Motors Limited (a “Limited” company incorporated under the laws of India whose registered office is located at: Bombay House, 24 Homi Mody Street, Mumbai 400,001, India with Corporate Identity Number (CNI) L28920MH1945PLC004520).

12
BMW Group: Bayerische Motoren Werke AG, BMW AG (an “Aktiengesellschaft” incorporated under the laws of Germany whose registered office is located at: Petuelring 130, 80788 München, Germany, registered with the registry of München under number HRB 42243).

13
Hyundai/Kia Group: Hyundai Motor Company, Ltd (incorporated under the laws of South Korea whose registered office is located at: 231 Yangjae-Dong, Seocho-Gu, Seoul 137130, South Korea, established since 1944).

14
Mitsubishi Group: Mitsubishi Motors Corporation (incorporated under the laws of Japan whose registered office is located at: 33-8, Shilba 5-chome, Minato-ku, Tokyo, 108-8410 Japan, established since 22 April 1970).

15
Honda Group: Honda Motor Co., Ltd (incorporated under the laws of Japan whose registered office is located at: 1-1 2-chome, Minami-Aoyama, Minato-ku, Tokyo, 107-8556 Japan, established since 24 September 1948).

16	Suzuki Group: Suzuki Motor Corp. (incorporated under the laws of Japan whose registered office is located at: 300, Takatsuka-cho, Minami-ku, Hamamatsu City, 432-8611 Japan, established since 1909).

17
Mazda Group: Mazda Motor Corporation (incorporated under the laws of Japan whose registered office is located at: 3-1 Shinchi, Fuchu-Cho, Aki-Gun, 730-8670 Hiroshima, Japan, established since 30 January 1920).

18
Volvo Group: Geely Automobile Holdings Limited (incorporated under the laws of the Cayman Islands whose registered office is located at: P.O. Box 309, George Town, Cayman Islands, established since 1900).

Schedule 3

Schedule 3: Amended and Restated Issuer Note Issuance Facility Agreement

Dated 5 March 2013
as amended by the Second Amendment Agreement dated 15 April 2013 and the Third Master Amendment And Restatement Deed dated 21 May 2014 and as amended and restated by the Fourth Master Amendment and Restatement Deed dated 15 December 2014

CARFIN FINANCE INTERNATIONAL LIMITED
(as Issuer)
and
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
(as Transaction Agent)
and
THE INITIAL SENIOR NOTEHOLDERS LISTED HEREIN
and
DEUTSCHE TRUSTEE COMPANY LIMITED
(as Issuer Security Trustee)
and
DEUTSCHE BANK AG, LONDON BRANCH
(as Issuer Cash Manager)
and
DEUTSCHE BANK LUXEMBOURG S.A.
(as Registrar)

ISSUER NOTE ISSUANCE FACILITY AGREEMENT

Ref: L-231331

Linklaters LLP

Schedule 3

	Table of Contents
Contents		Page
1	Definitions, Construction	1
2	Form, Denomination, Title and Register of Senior Notes	2
3	Senior Notes Issue: Initial Funding Date	6
4	Further Senior Notes Issues	7
5	Increase in and Intra-Senior Noteholder Group Transfer of Senior Noteholder Commitments	9
6	Funding of Senior Advances	14
7	Utilisation	14
8	Interest	17
9	Repayments, Optional and Mandatory Redemption; Payments	20
10	Documentary Conditions of Senior Note Issuance and Senior Advances	23
11	Fees	23
12	Indemnities	24
13	Taxes	25
14	Nature of a Senior Noteholder’s Rights and Obligations	26
15	Representations and Warranties	27
16	Covenants	28
17	Acceleration	28
18	Costs, Expenses and Indemnification	28
19	Mitigation by the Senior Noteholders	31
20	Binding Effect	31
21	Changes to the Parties	31
22	Terms of Appointment of the Registrar; Changes in Registrar	37
23	Registrar’s Fees and Expenses	40
24	Delegation by the Issuer to the Issuer Cash Manager	40
25	Incorporation of Common Terms	41
26	Governing Law	41
27	Jurisdiction	41
28	Service of Process	41
29	Third Parties Rights	41

	Schedule 1 Initial Senior Noteholders	43
	Schedule 2 Form of Senior Noteholder Commitment Letter	44
	Schedule 3 Unrestricted Senior Note Certificate	47
	Schedule 3A Restricted Senior Note Certificate	49
	Schedule 4 Mandatory Cost	52
	Schedule 5 Form of Senior Noteholder Commitment Increase Request Notice and Senior Noteholder Acknowledgement	55
	Schedule 6 Selling Restrictions for Unrestricted Senior Notes	57

Schedule 3

Schedule 6A Selling Restrictions for Restricted Senior Notes	59
Schedule 7 Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes	59
Schedule 7A Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes	62
Schedule 8 Form of the Register	64
Schedule 9 Quoted Eurobond WHT Form Interest on Quoted Eurobonds Declaration of residence outside Ireland for the purposes of Section 64(7) Taxes Consolidation Act 1997	65

Schedule 3

This Agreement is made on 5 March 2013 between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the "Issuer");

(2)
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme organised and existing under the laws of France whose registered office is 9, quai du Président Paul Doumer, 92920 Paris La Défense Cedex, France, registered with the trade registry of Nanterre under number 304187701 RCS Nanterre (the “Transaction Agent”);

(3)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”);

(4)	THE INITIAL SENIOR NOTEHOLDERS listed in Schedule 1 (Initial Senior Noteholders) (the “Initial Senior Noteholders”);

(5)
DEUTSCHE TRUSTEE COMPANY LIMITED, a company incorporated under the laws of England and Wales, with registered number 00338230, whose registered office is at Winchester House, 1 Great Winchester Street, London EC2N 2DB (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors); and

(6)
DEUTSCHE BANK AG, LONDON BRANCH, an Aktiengesellschaft incorporated under the laws of the Federal Republic of Germany and having its principal place of business at Taunusanlage 12, 60235, Frankfurt am Main, Germany, acting through its London Branch operating in the United Kingdom under branch number BR00005, whose address is at Winchester House, 1 Great Winchester Street, London EC2N 2DB (the “Issuer Cash Manager”),

each of the above a “Party” and together the “Parties” to this Agreement.
It is hereby agreed that the Initial Senior Noteholders have agreed to subscribe from time to time for a variable funding note issued by the Issuer upon the terms and subject to the terms of this Agreement to finance, inter alia, the making of FleetCo Advances by the Issuer from time to time under the relevant FleetCo Facility Agreements.
It is agreed as follows:

1	Definitions, Construction

1.1	Definitions
Unless otherwise defined in this Agreement or the context requires otherwise, capitalised words and expressions used in this Agreement have the meanings ascribed to them in the Master Definitions Agreement dated on or about the date hereof, and entered into by, amongst others, the Issuer, the Issuer Security Trustee and the Transaction Agent (the “Master Definitions Agreement”) (as the same may be amended, varied or supplemented from time to time).

Schedule 3

1.2	Construction
The provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein and as if references therein to “this Agreement” were to this Agreement.

1.3	Inconsistencies with other Transaction Documents
If there is any inconsistency between the definitions given in this Agreement and those given in the Master Definitions Agreement or any other Transaction Document, the definitions set out in this Agreement will prevail.

1.4	Obligations of Senior Noteholders
The obligations and liabilities of the Senior Noteholders under and pursuant to this Agreement are several (and not joint).

1.5	Amendments
This Agreement cannot be amended without the consent of the Parties hereto.

2	Form, Denomination, Title and Register of Senior Notes

2.1	Form and Denomination
Each Senior Note will be in fully registered form and represented by a Note Certificate in the form set out in (i) Schedule 3 (Unrestricted Senior Note Certificate) in the case of Senior Notes to be sold outside the United States to persons that are not U.S. persons (as defined in Regulation S) (each, a “Non-U.S. Person”) in offshore transactions pursuant to Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) Schedule 3A (Restricted Senior Note Certificate) in the case of any Senior Note to be offered, sold or transferred pursuant to Section 4(a)(2) of the Securities Act to a U.S. person (as defined in Regulation S) that is an accredited investor or a qualified institutional buyer (each such U.S. investor, an “Eligible U.S. Person”). U.S. persons that are not Eligible U.S. Persons are not permitted to hold any Senior Note. All purchasers or transferees of Senior Notes must deliver a separate “Letter of Representation” in the form set forth in the Senior Noteholder Accession Deed at the time they purchase or become a transferee of any Senior Note (whether or not they have acceded to the Senior Noteholder Accession Deed). In the case of any Existing Senior Noteholders as at the date of the amendment and restatement of this Agreement pursuant to the “Fourth Master Amendment and Restatement Deed" (the “Amendment Date”) who have previously acceded to this Agreement prior to the Amendment Date but which have not previously delivered such a “Letter of Representation”, each such Existing Senior Noteholder shall, in connection with the amendment and restatement of the Senior Noteholder Accession Deed, be deemed to have delivered (as of the Amendment Date) a “Letter of Representation” with all of the Regulation S and Non-U.S. Person options checked, as if each such Existing Senior Noteholder, respectively, had manually executed and physically delivered such a “Letter of Representation”.
Each Senior Note will have a minimum denomination of €100,000 and may be issued and redeemed in integral multiples of €1,000 in excess thereof. All Senior Notes shall be issued subject to, and with

Schedule 3

the benefit of, this Agreement, the Issuer Deed of Charge and the Framework Agreement and will rank pari passu without preference or priority in point of security amongst themselves.

2.2	Register of Senior Notes

2.2.1	Title: Title to the Senior Notes will pass by registration in the Register.

2.2.2
Maintenance of Register: The Issuer shall at all times cause the Register to be kept and maintained at the Specified Office of the Registrar which shall be outside the United Kingdom and the Registrar shall maintain and update the Register, in reliance on and in accordance with information supplied to it in accordance with this Agreement by any of the Issuer, the Issuer Cash Manager (acting on behalf of the Issuer and to the extent the Issuer Cash Manager has such information in its possession), the Transaction Agent or a Senior Noteholder.

2.2.3
Updating Register and Notifying Issuer Cash Manager: Upon receipt by the Issuer of payment by a Senior Noteholder of the subscription price in relation to the purchase of Senior Notes pursuant to Clause 3 (Senior Notes Issue: Initial Funding Date) or Clause 4 (Further Senior Notes Issues) above, the Issuer Cash Manager (on behalf of the Issuer) shall promptly:

(i)	notify the Registrar (with a copy to the Transaction Agent and the Central Servicer) of such receipt; following which,

(ii)	the Registrar shall update the Register to reflect such purchase.

2.2.4
Inspection of Register: The Issuer shall procure that the Register and the information set out below shall upon request be made available by the Registrar to the Issuer, the Issuer Security Trustee, the Transaction Agent, the Central Servicer, the Issuer Cash Manager and any Senior Noteholders (or any third party on behalf of any of them) for inspection and for the taking of electronic copies or extracts therefrom at all reasonable times.

2.2.5	Information to be shown on Register: The Register shall record (and the Issuer shall procure that the Register records):

(i)
upon the Registrar being advised by the Issuer Cash Manager of the receipt by the Issuer of the first Senior Advance received from a Senior Noteholder (including, for the avoidance of doubt, the first Senior Advances received from the Initial Senior Noteholders in respect of Senior Notes on the Initial Funding Date in accordance with Clause 3.2 (Payment of Subscription Price on Initial Funding Date), and the first Senior Advances received from New Senior Noteholders in respect of Further Senior Notes in accordance with Clause 5.1.7 (New Senior Noteholders)), all details (of which it has received notice) set out in the form of the Register in Schedule 8 (Form of the Register) in respect of the relevant Senior Noteholder and Senior Notes;

(ii)
upon the Registrar being advised by the Issuer Cash Manager of the receipt by the Issuer of a Senior Advance received from an Existing Senior Noteholder, details (of which it has received notice) of the date, amount and reference number of each such Senior Advance and the revised Senior Note Principal Amount Outstanding in respect of the relevant Senior Note;

Schedule 3

(iii)
upon the Registrar being notified (by way of a notice substantially in the form set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) to this Agreement or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes), as applicable) of a transfer of any Senior Note Principal Amount Outstanding to any Existing Senior Noteholder, Acceding Senior Noteholder or Replacement Senior Noteholder, the amount and date of such transfer, the revised Senior Note Principal Amount Outstanding of the relevant Senior Noteholder(s) and details of any Acceding Senior Noteholder or Replacement Senior Noteholder which is not an Existing Senior Noteholder;

(iv)	upon the Registrar being advised by the Issuer Cash Manager of any Senior Advance Repayment made by the Issuer, the amount and date thereof and the remaining Senior Note Principal Amount Outstanding;

(v)	upon the Registrar being advised by the relevant Senior Noteholder or Transaction Agent, the identity of each Senior Noteholder and (to the extent applicable) the members of a Senior Noteholder Group;

(vi)	the Senior Note Principal Amount Outstanding of each Senior Noteholder from time to time;

(vii)
upon the Registrar being notified by the Transaction Agent in accordance with Clause 7.1.6 (Senior Advance Reference Numbers) of the reference number allocated to a Senior Advance, the reference number of each Senior Advance; and

(viii)	subject to the Registrar’s prior agreement, such other information which the Issuer or the Transaction Agent considers may be necessary or desirable for the purposes of the Senior Note.

2.3	Entries in Register conclusive
The entries in the Register shall be conclusive and binding evidence of title to and, where noted therein, beneficial interest in each Senior Note and the Issuer, the Issuer Security Trustee, the Registrar and the Transaction Agent shall be entitled to treat the Senior Noteholder whose identity is recorded in the Register (or, if more than one name is recorded, the first name) as the holder of the related Senior Note (the “Registered Holder”), notwithstanding notice to the contrary or anything to the contrary contained herein (but subject to any annotation of the Register in respect of the beneficial interest of a Senior Noteholder) unless such person is designated a nominee for another person when at its election such other person may be treated as the Registered Holder.
The Issuer Security Trustee shall be entitled to rely without liability to any person, on the information contained in the Register provided to it from time to time.

2.4	Registration of Transfers of Senior Note Principal Amount Outstanding in the Register

2.4.1
As set forth below and subject to and in accordance with the terms of this Agreement including the satisfaction of the conditions set out in Clause 2.6 (Provision of information to the Registrar to verify identity of a new Senior Noteholder), the Registrar shall register the transfer of any

Schedule 3

portion of Senior Note Principal Amount Outstanding, at the request of the Senior Noteholder who is transferring such Senior Note Principal Amount Outstanding and upon receipt of a duly completed and signed form of transfer substantially set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes), as applicable, as soon as reasonably practicable.

2.4.2
The Registrar shall not be obliged to register the transfer of any portion of Senior Note Principal Amount Outstanding to a Senior Noteholder which is not an Existing Senior Noteholder until the conditions set out in Clause 2.6 (Provision of information to the Registrar to verify identity of a new Senior Noteholder) are satisfied.

2.4.3
No transfer of any Senior Note Principal Amount Outstanding otherwise permitted hereunder shall be effective unless and until it has been duly recorded in the Register as provided in this Clause 2 (Form, Denomination, Title and Register of Senior Notes).

2.4.4
The transfer of any Senior Note Principal Amount Outstanding shall be effected without charge by or on behalf of the Issuer or the Registrar but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer.

2.4.5	Notwithstanding the foregoing,

(i)
if the holder of an Unrestricted Senior Note wishes to transfer all or any part thereof or all or any amount related thereto to a transferee that is an Eligible U.S. Person such Eligible U.S. Person must, subject to satisfaction of the applicable transfer requirements set forth in the Senior Noteholder Accession Deed and Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) hereof, take in the form of a Restricted Senior Note;

(ii)
if the holder of a Restricted Senior Note wishes to transfer all or any part thereof or all or any amount related thereto to a transferee that is a Non-U.S. Person such Non-U.S. Person must, subject to satisfaction of the applicable transfer requirements set forth in the Senior Noteholder Accession Deed and Schedule 6A (Selling Restrictions for Restricted Senior Notes) hereof, take in the form of an Unrestricted Senior Note;

(iii)	no Restricted Senior Note (or any part thereof or any amount relating thereto) may be held by a Non-U.S. Person or by a U.S. person that is not an Eligible U.S. Person; and

(iv)	no Unrestricted Senior Note (or any part thereof or any amount relating thereto) may be held by a U.S. person.

2.5	Information from the Issuer Cash Manager
The Issuer shall (and shall procure that the Issuer Cash Manager and/or the Central Servicer shall) make available to the Registrar such information in their possession as may reasonably be required for the maintenance of the Register under this Clause 2 (Form, Denomination, Title and Register of Senior Notes).

Schedule 3

2.6	Provision of information to the Registrar to verify identity of a new Senior Noteholder
The Registrar shall not be required to register the transfer of any portion of the Senior Note Principal Amount Outstanding to, an Acceding Senior Noteholder or a Replacement Senior Noteholder unless it has received sufficient information to complete relevant know your client procedures and any other regulatory or best practice checks which the Registrar is required to comply with (whether under law or in accordance with its internal procedures), in each case to the satisfaction of the Registrar.

2.7	Senior Noteholder Commitment
The Senior Noteholder Commitment of each Initial Senior Noteholder shall be set out within a separate letter for each Senior Noteholder (which shall detail both the Senior Noteholder Commitment and the fee arrangements for such Senior Noteholder), entered into between the relevant Senior Noteholder and the Issuer, each such letter substantially in the form of Schedule 2 (Form of Senior Noteholder Commitment Letter) to this Agreement, dated on or about the date hereof (each a “Senior Noteholder Fee Letter”), and a copy sent by the relevant Senior Noteholder to the Transaction Agent, the Issuer Cash Manager, the Central Servicer and the Issuer Security Trustee. At any time when the Senior Noteholder Commitment of any Senior Noteholder is increased or decreased in accordance with this Agreement, a new Senior Noteholder Fee Letter shall be entered into between such Senior Noteholder and the Issuer, setting out the updated Senior Noteholder Commitment, and a copy sent by the relevant Senior Noteholder to the Transaction Agent, the Issuer Cash Manager, the Central Servicer and the Issuer Security Trustee.

3	Senior Notes Issue: Initial Funding Date

3.1	Initial issue and subscription of the Senior Notes
Upon the terms and subject to the conditions of this Agreement and the Framework Agreement, including the satisfaction of the conditions precedent referred to in clause 2.1 (Initial Conditions Precedent) of the Framework Agreement, on the Initial Funding Date, the Issuer shall issue, and each Initial Senior Noteholder shall subscribe for, a Senior Note in an Initial Principal Amount as set out in the Senior Advance Drawdown Notice in respect of such Initial Senior Noteholders on the Initial Funding Date (the “Initial Senior Advance Drawdown Notice”).

3.2	Payment of Subscription Price on Initial Funding Date
Upon receipt of the Initial Senior Advance Drawdown Notice, each of the Initial Senior Noteholders shall pay, or procure payment of, the subscription price for the Senior Note which it is subscribing (being an amount equal to 100 per cent. of the Initial Principal Amount of such Senior Note). Such payment shall be made on the relevant Senior Advance Drawdown Date (being the Initial Funding Date) to the Issuer Transaction

Account, in immediately available and freely transferable funds and shall constitute the first Senior Advance in respect of such Senior Note.

Schedule 3

Upon receipt of the subscription price for the Senior Note by the Issuer into the Issuer Transaction Account, the Issuer Cash Manager shall advise the Registrar of such receipt, the date of receipt and the Initial Senior Noteholder who subscribed for the relevant Senior Note.

4	Further Senior Notes Issues

4.1	Issue of Further Senior Notes
The Issuer may issue further Senior Notes from time to time on the same terms as the existing Senior Notes (“Further Senior Notes”). Such Further Senior Notes may only be issued to a New Senior Noteholder, an Acceding Senior Noteholder or a Replacement Senior Noteholder, and their issue shall be conditional upon the following conditions being met:

(i)
such Further Senior Note is issued in accordance with any of Clause 5.1 (Increase in Senior Noteholder Commitments), Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) or Clause 21.5 (Replacement Senior Noteholder);

(ii)
a Senior Noteholder Fee Letter, substantially in the form of Schedule 2 (Form of Senior Noteholder Commitment Letter) to this Agreement, is entered into by any New Senior Noteholder, Acceding Senior Noteholder or Replacement Senior Noteholder, specifying, amongst other things, the Senior Noteholder Commitment of such New Senior Noteholder, Acceding Senior Noteholder or Replacement Senior Noteholder; and

(iii)	except as specifically provided in clause 5.2(i) or clause 9.1(i) of the Framework Agreement, neither the Scheduled Amortisation Period nor the Rapid Amortisation Period has commenced.

4.2	Payment for Further Senior Notes
Payments in respect of Further Senior Notes shall be made by:

(i)	a New Senior Noteholder, in accordance with Clause 5.1.7 (New Senior Noteholders);

(ii)	an Acceding Senior Noteholder, in accordance with Clause 4.3 (Further Senior Notes: Transfer from an Existing Senior Noteholder to an Acceding Senior Noteholder); or

(iii)	a Replacement Senior Noteholder, in accordance with Clause 21.5 (Replacement Senior Noteholder).

4.3	Further Senior Notes: Transfer from an Existing Senior Noteholder to an Acceding Senior Noteholder
Subject to Clause 4.5 (Effectiveness of Transfers), in the case of a Further Senior Note issued where an Existing Senior Noteholder transfers all or some of its Senior Noteholder Commitment and/or Senior Note Principal Amount Outstanding to an Acceding Senior Noteholder, in accordance with the provisions of Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders):

(i)
the Initial Principal Amount of such Further Senior Note to be issued and the Senior Noteholder Commitment of the Acceding Senior Noteholder shall be equal to the corresponding reduction in the Senior Note Principal Amount Outstanding of the Senior

Schedule 3

Note registered in the name of the relevant Existing Senior Noteholder agreeing to such reduction and the Senior Noteholder Commitment of such Existing Senior Noteholder, respectively;

(ii)
the purchase price (which, if so specified in the relevant form of transfer, shall include accrued interest, if any) payable by such Acceding Senior Noteholder to the Existing Senior Noteholder shall be the purchase price as set out in the form of transfer substantially in the form set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes); and

(iii)	no purchase price or corresponding amount in respect of an existing Senior Advance shall be payable by such Acceding Senior Noteholder to the Issuer.

4.4	Transfer from an Existing Senior Noteholder to another Existing Senior Noteholder
Subject to Clause 4.5 (Effectiveness of Transfers), where an Existing Senior Noteholder transfers all or some of its Senior Noteholder Commitment and/or Senior Note Principal Amount Outstanding to an Existing Senior Noteholder in accordance with the provisions of Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders):

(i)	no Further Senior Note shall be issued to such transferee Existing Senior Noteholder;

(ii)	the provisions of Clause 21.4(i), (ii), (iii), (iv) and (v) (Transfers by Senior Noteholders; Accession of further Senior Noteholders) only shall not apply;

(iii)
the increase in the Senior Note Principal Amount Outstanding and the Senior Noteholder Commitment of the transferee Existing Senior Noteholder shall be equal to the corresponding reduction in the Senior Note Principal Amount Outstanding and the Senior Noteholder Commitment, respectively, of the transferor Existing Senior Noteholder;

(iv)
the purchase price (which, if so specified in the relevant form of transfer, shall include accrued interest, if any) payable by such transferee Existing Senior Noteholder to the transferor Existing Senior Noteholder shall be the purchase price as set out in the form of transfer substantially in the form set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes); and

(v)
no purchase price or corresponding amount in respect of an existing Senior Advance, shall be payable by either the transferor Existing Senior Noteholder or the transferee Existing Senior Noteholder to the Issuer.

Notwithstanding the foregoing, where such Existing Senior Noteholder holds in a different form than the transferring Existing Senior Noteholder, then the transferring Existing Senior Noteholder’s Note Certificate shall be surrendered and cancelled. The transferee Existing Senior Noteholder would then either be issued a Further Senior Note in the appropriate form or surrender its Note Certificate in exchange for a new Note Certificate reflecting the effect of the transfer.

Schedule 3

4.5	Effectiveness of Transfers

4.5.1
The transferor and transferee Existing Senior Noteholders shall notify any such changes to their respective Senior Noteholder Commitments to each of the Issuer Cash Manager (on behalf of the Issuer), the Registrar and the Transaction Agent, by completing, signing and delivering to each such party a form of transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment substantially in the form set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes).

4.5.2
Any transfer in accordance with Clause 4.3 (Further Senior Notes: Transfer from an Existing Senior Noteholder to an Acceding Senior Noteholder) or Clause 4.4 (Transfer from an Existing Senior Noteholder to another Existing Senior Noteholder) of an Existing Senior Noteholder's Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment, to an Acceding Senior Noteholder or to an Existing Senior Noteholder, as applicable, shall be immediately effective upon:

(i)
the completion of the form of transfer substantially set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes);

(ii)
the payment of the purchase price as set out in the form of transfer substantially set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes) which shall be paid on the date of such transfer unless the transferor Existing Senior Noteholder notifies otherwise;

(iii)	signed documents being presented to the Registrar for the purposes of updating the Register;

(iv)
a new Senior Noteholder Fee Letter being entered into between the Issuer and each Senior Noteholder involved in the transfer, specifying, amongst other things, the Senior Noteholder Commitment of the relevant Senior Noteholder; and

(v)	the provisions in respect of the registration of transfer in question set out in Clause 2.4 (Registration of Transfers of Senior Principal Amount Outstanding in the Register) being complied with.

5	Increase in and Intra-Senior Noteholder Group Transfer of Senior Noteholder Commitments

Schedule 3

5.1	Increase in Senior Noteholder Commitments

5.1.1
The Issuer may request an increase in the Total Senior Noteholder Commitments, provided that the Total Senior Noteholder Commitments shall not exceed EUR 1,500,000,000 and that such increase is subject to and conducted in accordance with this Clause 5.1. For the avoidance of doubt no Senior Noteholder is obliged to consent to such a request and its Senior Noteholder Commitment will not be affected by any other Senior Noteholder consenting to such a request.

5.1.2	Any increase in the Total Senior Noteholder Commitments pursuant to this Clause 5.1 shall continue in force up to, but excluding, the Scheduled Amortisation Commencement Date.

5.1.3	If the Issuer wishes to increase the Total Senior Noteholder Commitments:

(i)
the Issuer shall notify the Transaction Agent, the Issuer Cash Manager, the Senior Noteholders, the Issuer Security Trustee, the Central Servicer and the Registrar by delivering a notice substantially in the form attached as Schedule 5 (Form of Senior Noteholder Commitment Increase Request Notice and Senior Noteholder Acknowledgement) (a “Senior Noteholder Commitment Increase Request Notice”), and shall stipulate in such notice:

(a)	the amount by which the Issuer wishes to increase the Total Senior Noteholder Commitments (the “Senior Noteholder Commitment Increase Request Amount”); and

(b)
the date by which each Senior Noteholder shall inform the Issuer whether it is or is not willing to increase its Senior Noteholder Commitment, such date to be 20 Business Days after the date of receipt by the relevant Senior Noteholder of the Senior Noteholder Commitment Increase Request Notice, unless a longer period of time is agreed between the Issuer and each Senior Noteholder (the “Response Time”).

(ii)
each Senior Noteholder may, in its absolute discretion and subject to the payment in accordance with Clause 11 (Fees) of any applicable fee by the Issuer to the relevant Senior Noteholder, increase, in part or in whole, its Senior Noteholder Commitment by up to an amount equal to the product of the Senior Noteholder Commitment Increase Request Amount (as defined above) and its Relevant Senior Noteholder Percentage.

5.1.4
Each Senior Noteholder which exercises its discretion to increase its Senior Noteholder Commitment shall inform the Transaction Agent, the Issuer Cash Manager, the Issuer, the Issuer Cash Manager, the Issuer Security Trustee, the Registrar and the Central Servicer in writing by delivering an acknowledgement substantially in the form attached as Schedule 5 (Form of Senior Noteholder Commitment Increase Request Notice and Senior Noteholder Acknowledgement) within the Response Time and specify the amount by which it is willing to increase its Senior Noteholder Commitment. No Senior Noteholder shall be obliged to increase its Senior Noteholder Commitment. If a Senior Noteholder does not respond by the

Schedule 3

Response Time, it shall be deemed to be unwilling to increase its Senior Noteholder Commitment.

5.1.5
If any Senior Noteholder does not exercise in whole its discretion to increase its Senior Noteholder Commitment in accordance with Clauses 5.1.3 and 5.1.4 above, each remaining Senior Noteholder which has exercised its discretion to increase its Senior Noteholder Commitment in whole (each, a “Remaining Senior Noteholder”) may (but is not obliged to), without the consent of any other party or any other Senior Noteholder, exercise the discretion to increase its Senior Noteholder Commitment by an amount equal to the product of:

(a)	the Initial Unallocated Senior Noteholder Commitment Increase Request Amount; and

(b)	such Remaining Senior Noteholder’s Relevant Senior Noteholder Percentage divided by the aggregate of the Relevant Senior Noteholder
Percentages of all of the Remaining Senior Noteholders (with respect to each Remaining Senior Noteholder, the “Further Senior Noteholder Commitment Amount”).
For the purposes of this Clause 5.1 (Increase in Senior Noteholder Commitments), the “Initial Unallocated Senior Noteholder Commitment Increase Request Amount” means that portion of the Senior Noteholder Commitment Increase Request Amount in respect of which Senior Noteholders have not exercised their discretion to increase their Senior Noteholder Commitments following the request made by the Issuer in accordance with Clause 5.1.3 above, aggregated together among all such Senior Noteholders.

5.1.6
If one or more Senior Noteholders does not exercise in part or in whole its discretion to increase its Senior Noteholder Commitment in accordance with Clauses 5.1.3 and 5.1.4 above, the Issuer shall notify the Transaction Agent, the Central Servicer, the Issuer Cash Manager and the Remaining Senior Noteholders by delivering a further Senior Noteholder Commitment Increase Request Notice, stating:

(i)	the Initial Unallocated Senior Noteholder Commitment Increase Request Amount; and

(ii)
the time by which each Remaining Senior Noteholder shall inform the Issuer whether it is or is not willing so to increase its Senior Noteholder Commitment, provided that such time shall be five Business Days after the date of receipt by the relevant Remaining Senior Noteholder of the Senior Noteholder Commitment Increase Request Notice, unless a longer period of time is agreed between the Issuer and the relevant Remaining Senior Noteholders (the “Further Response Time”).

5.1.7	New Senior Noteholders:

(i)
If, following the procedures set out above in this Clause 5.1, the Total Senior Noteholder Commitments are not increased by the Senior Noteholder Commitment Increase Request Amount, the Issuer shall be entitled (but not obliged) to allocate the remaining portion of the Senior Noteholder Commitment Increase Request

Schedule 3

Amount in respect of which Senior Noteholders have not exercised their discretion to increase their Senior Noteholder Commitments in accordance with Clauses 5.1.3, 5.1.4 or 5.1.5 above (the “Final Unallocated Senior Noteholder Commitment Increase Request Amount”) in whole or in part by issuing one or more new Further Senior Notes to new Senior Noteholder(s) (each, a “New Senior Noteholder”), provided that Clause 21.4(i), (ii), (iii) and (v) (Transfers by Senior Noteholders; Accession of further Senior Noteholders) and the restrictions on transfer set forth in the Senior Noteholder Accession Deed are complied with in relation to each such New Senior Noteholder and the New Senior Noteholder enters into a Senior Noteholder Fee Letter.

(ii)
The Issuer and the New Senior Noteholder shall agree the Initial Principal Amount of such Further Senior Note provided that the aggregate of the Initial Principal Amounts of all such Further Notes shall not exceed the Final

Unallocated Senior Noteholder Commitment Increase Request Amount and such Initial Principal Amount shall not be less than €100,000.

(iii)
Upon receipt of the relevant Senior Advance Drawdown Notice, the New Senior Noteholder shall pay, or procure payment of, the subscription price for the Further Senior Note for which it is subscribing (being an amount equal to 100 per cent. of the Initial Principal Amount of such Further Senior Note). Such payment shall be made on the relevant Senior Advance Drawdown Date to the Issuer Transaction Account, in immediately available and freely transferable funds and shall constitute the first Senior Advance in respect of such Further Senior Note, which shall be drawn by the Issuer on such Senior Advance Drawdown Date.

(iv)	The Issuer shall provide a Note Certificate to the New Senior Noteholder for its Further Senior Note.

(v)
Upon receipt of the subscription price from such New Senior Noteholder by the Issuer into the Issuer Transaction Account the Issuer Cash Manager shall advise the Registrar of such receipt, the date of receipt and the identity of the New Senior Noteholder who subscribed for the relevant Senior Note, and (subject to Clause 2.6) the Registrar shall enter such details in the Register.

5.1.8
If the Issuer elects to increase the Total Senior Noteholder Commitments pursuant to this Clause 5.1 (Increase in Senior Noteholder Commitments), it shall certify, in the relevant Senior Noteholder Commitment Increase Request Notice, each of the following which shall be deemed to be repeated upon the lapsing of each of the Response Time and the Further Response Time (if applicable):

(i)	that no Issuer Event of Default has occurred and is continuing; and

(ii)	that the representations and warranties of the Issuer in clause 3 (Representations and Warranties) of the Framework Agreement, are correct, provided further that, the increase in the Total Senior Noteholder Commitments pursuant to this clause shall be conditional upon:

Schedule 3

(i)	no Issuer Event of Default has occurred and is continuing or would result from such increase in the Total Senior Noteholder Commitments;

(ii)	all representations and warranties of the Issuer being repeated are true;

(iii)	to the extent that the Senior Notes are immediately before such increase ascribed a rating by one or more Rating Agencies that the Issuer has received Rating Agency Affirmation;

(iv)	that in the case of a New Senior Noteholder it has issued a Further Senior Note in accordance with Clause 4 (Further Senior Notes Issues);

(v)
that each increased Senior Noteholder Commitment and any issuance of one or more Further Senior Notes in respect thereof shall be made in accordance with and subject to the terms and conditions of the Issuer Transaction Documents; and

(vi)	that the requirements of Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) have been complied with in relation to any New Senior Noteholder.

5.1.9
The Registrar shall, in accordance with Clause 2.2 (Register of Senior Notes) and Clause 2.4 (Registration of Transfers of Senior Note Principal Amount Outstanding in the Register), update the Register with details of which it is made aware of any Further Senior Note, any New Senior Noteholder and the Senior Note Principal Amount Outstanding in respect of each Senior Note.

5.2	Intra-Senior Noteholder Group Transfers of Senior Noteholder Commitment

5.2.1
Notwithstanding any other provision of this Agreement, within a single Senior Noteholder Group, any Senior Noteholder may in its absolute discretion and without the requirement for any consent of any party that is not a member of that Senior Noteholder Group, transfer any of its Senior Noteholder Commitment (“Decreased Senior Noteholder’s Commitment”), to one or more other Senior Noteholders of such single Senior Noteholder Group, but without prejudice to the restrictions on transfer otherwise set forth in the Senior Noteholder Accession Deed and in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and Schedule 6A (Selling Restrictions for Restricted Senior Notes) hereof and subject to delivery of a “Letter of Representation” in the form set forth in the Senior Noteholder Accession Deed. The Senior Noteholder Commitment of such other Senior Noteholder(s) shall be increased by a total amount equal to the Decreased Senior Noteholder’s Commitment so that the aggregate of the Senior Noteholder Commitments of all Senior Noteholders in such Senior Noteholder Group remains unchanged.

5.2.2
The transferor and transferee Senior Noteholders within such Senior Noteholder Group shall notify any such changes to their respective Senior Noteholder Commitments to each of the Issuer Cash Manager, the Issuer, the Issuer Security Trustee, the Central Servicer and the Transaction Agent by completing and signing the form of transfer substantially set out in Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for

Schedule 3

Restricted Senior Notes) and entering into a new Senior Noteholder Fee Letter which sets out, amongst other things, the Senior Noteholder Commitment of each member of the Senior Noteholder Group.

5.3	Effective Date of Increases and Decreases of Senior Noteholder Commitments
Any increase or decrease in Senior Noteholder Commitments made pursuant to Clause 5.1 (Increase in Senior Noteholder Commitments) or Clause 5.2 (Intra-Senior Noteholder Group Transfers of Senior Noteholder Commitment) shall be effective upon the date specified in the relevant Senior Noteholder Fee Letter (which shall be no earlier than the date of such Senior Noteholder Fee Letter).

6	Funding of Senior Advances
Upon the terms of this Agreement and at any time from the date of this Agreement, following delivery by the Issuer Cash Manager (on behalf of the Issuer, pursuant to and in accordance with the Issuer Cash Management Agreement) of a Senior Advance Drawdown Notice to the Senior Noteholders, the Senior Noteholders shall make Senior Advances denominated in Euro in accordance with the terms set out in such Senior Advance Drawdown Notice and this Agreement, provided that:

(i)
each of the applicable conditions precedent set out in schedule 2 to the Framework Agreement (Conditions Precedent to Senior Advances and FleetCo Advances) have been fulfilled on or before the relevant Senior Advance Drawdown Date in a manner satisfactory to the Transaction Agent;

(ii)	upon such Senior Advance(s) being made, the aggregate Senior Note Principal Amount Outstanding shall not exceed the Total Senior Noteholder Commitments; and

(iii)
except as specifically provided in clause 5.2(i) and clause 9.1(i) of the Framework Agreement, no Senior Advance Drawdown Notice may be delivered, and the Senior Noteholders shall be under no obligation to make Senior Advances, after the earlier of (i) the Business Day immediately preceding the Scheduled Amortisation Commencement Date and (ii) the commencement of the Rapid Amortisation Period.

7	Utilisation

7.1	Drawdown Notices
7.1.1

(i)	The Parties acknowledge that Clause 14A.1 (Senior Advance Drawdowns) of the Framework Agreement governs when and whether the Issuer shall sign a Senior Advance Drawdown Notice.

(ii)
Upon receipt from the Issuer of a signed Senior Advance Drawdown Notice, the Issuer Cash Manager shall (on behalf of the Issuer, pursuant to and in accordance with the Issuer Cash Management Agreement and Clause 14A.1 (Senior Advance Drawdowns) of the Framework Agreement) deliver a duly completed irrevocable Senior Advance Drawdown Notice to each of the Senior Noteholders (with a copy to each of the Transaction Agent, the Issuer Security Trustee, the Central Servicer, the Subordinated Lender and the Registrar) not later than 4.00 p.m. (GMT) on the relevant

Schedule 3

date as set out in Clause 14A.1 (Senior Advance Drawdowns) of the Framework Agreement.

7.1.2	Contents of Senior Advance Drawdown Notice
Each notice shall be substantially in the form set out in part A (Form of Senior Advance Drawdown Notice) of schedule 14 (Forms of Drawdown Notices) to the Framework Agreement and shall specify (as relevant):

(i)	the relevant Senior Advance Drawdown Date;

(ii)	the Issuer Proposed Repayment Schedule setting out the proposed Senior Advance Repayment Dates, provided that:

(a)
only one Senior Advance Repayment Date may be specified for each individual Senior Advance and the latest date that such proposed Senior Advance Repayment Dates must fall on is 35 (thirty five) days falling after the drawdown of such Senior Advance;

(b)	there shall be no more than five (5) Senior Advance Drawdown Dates during the period starting from (and including) any Settlement Date and ending on (but excluding) the next Settlement Date; and

(c)	there shall be no more than five (5) Senior Advance Repayment Dates during the period starting from (and including) any Settlement Date and ending on (but excluding) the next Settlement Date;
and provided further that:

A.
where more than one Senior Advance is drawn on the same date, such Senior Advances shall be deemed to be drawn on a single Senior Advance Drawdown Date for the purposes of paragraph (b) above regardless of the number of relevant Senior Advances drawn on such date and regardless of their respective Senior Advance Repayment Date(s);

B.
where more than one Senior Advance is repaid on the same date, such Senior Advances shall be deemed to be repaid on a single Senior Advance Repayment Date for the purposes of paragraph (c) above regardless of the number of relevant Senior Advances repaid on such date; and

C.
where one or more Senior Advance(s) are drawn on the same date as the Senior Advance Repayment Date of one or more existing Senior Advance(s) under this Agreement (and in whole or in part for the purpose of refinancing the maturing Senior Advance(s)), and the aggregate amount of the new Senior Advance(s) being drawn is equal to the aggregate amount of the Senior Advance(s) being repaid in respect of existing Senior Advances on that date, no additional Senior

Schedule 3

Advance Drawdown Date or Senior Advance Repayment Date shall be deemed to occur for the purpose of paragraphs (b) and (c) above;

(iii)
the amount of the Senior Advance to be made by each Senior Noteholder, provided that such amount (x) shall be at least equal to the Senior Noteholder Minimum Drawing Amount and in integral units of€1,000 in excess thereof for each Senior Noteholder and (y) when aggregated with all other Senior Advances to be made on the same Senior Advance Drawdown Date by all other Senior Noteholders, shall be at least equal to the Minimum Drawing Amount; and

(iv)	that after taking into account the aggregate amount of the Senior Advances to be made by the Senior Noteholders the Total Senior Noteholder Commitments shall not be exceeded.

7.1.3	Maximum amount of Senior Advance
The amount of Senior Advance to be made by each Senior Noteholder on each Senior Advance Drawdown Date shall be calculated by the Central Servicer such that the aggregate of the outstanding Senior Advances is (after making such Senior Advance) no greater than the Senior Notes Maximum Amount.

7.1.4	Senior Advance Drawdown Date
A Senior Advance Drawdown Date must be a Business Day.

7.1.5	Irrevocable Drawdown Notice
Subject to Clause 7.3 (Failure by a Senior Noteholder to Fund any Senior Advance), each Senior Advance Drawdown Notice delivered under this Agreement shall be irrevocable and binding upon the Issuer. The Issuer shall indemnify the relevant Senior Noteholder against any loss or expense incurred by it, either directly or indirectly, as a result of any failure by the Issuer to properly complete the relevant Senior Advance Drawdown Notice.

7.1.6	Senior Advance Reference Numbers
Upon receipt of a Senior Advance Drawdown Notice, the Transaction Agent shall allocate a reference number to each Senior Advance to be drawn pursuant to such Senior Advance Drawdown Notice. The Transaction Agent shall notify the Registrar of the reference number allocated to each Senior Advance, and the Registrar shall enter each reference number against the relevant Senior Advance on the Register.

7.2	Pro rata allocation between Senior Noteholders
The Issuer shall procure that, in respect of each Senior Advance, the Central Servicer shall allocate Senior Advances to each of the Senior Noteholders pro rata to their Relevant Senior Noteholder Percentage and rounded down to the nearest €1,000 for each Senior Noteholder.

7.3	Failure by a Senior Noteholder to Fund any Senior Advance

7.3.1
If a Senior Noteholder (for whatever reason) fails to fund any Senior Advance or part thereof in breach of the terms of this Agreement (a “Defaulted Senior Advance”), the relevant Senior Noteholder shall immediately notify the Transaction Agent in writing and the Transaction

Schedule 3

Agent shall notify the Issuer, the Issuer Cash Manager and the Central Servicer. The Issuer may offer to increase the amount of the Senior Advances to be made by the other Senior Noteholders (the “Performing Senior Noteholders”), by notice in writing to the Performing Senior Noteholders.

7.3.2	Any such offer made in accordance with Clause 7.3.1 above shall be made:

(i)
initially, pro rata such that the portion offered to each Performing Senior Noteholder is the product of (A) the Defaulted Senior Advance and (B) such Performing Senior Noteholder’s Relevant Senior Noteholder Percentage divided by the aggregate of the Relevant Senior Noteholder Percentages of all of the Performing Senior Noteholders; and

(ii)
in respect of any offer or part thereof not accepted by a Performing Senior Noteholder pursuant to paragraph (i) above, to the other Performing Senior Noteholder(s) who have agreed to increase their Senior Advances pursuant to paragraph (i) above pro rata such that the portion offered to each such other Performing Senior Noteholder is the amount equal to the product of:

A.	the portion of the Defaulted Senior Advance not accepted pursuant to paragraph (i) above; and

B.	such other Performing Senior Noteholder’s Relevant Senior Noteholder Percentage divided by the aggregate of the Relevant Senior Noteholder Percentages of all such other Performing Senior Noteholders,

(such product, the “Performing Senior Noteholder Increased Advance”),
provided that the aggregate amount of all Performing Senior Noteholder Increased Advances in respect of any such offer shall not exceed the amount of the Defaulted Senior Advance not accepted pursuant to paragraph (i) above.

7.3.3
The Performing Senior Noteholders shall respond in writing to the offer made in accordance with Clause 7.3.1 above within three (3) Business Days to the Transaction Agent and the Issuer Cash Manager, following which the Transaction Agent shall immediately inform the Issuer and the Performing Senior Noteholders if any offers to the other Performing Senior Noteholder(s) shall have been accepted in accordance with this Clause 7.3 (Failure by a Senior Noteholder to Fund any Senior Advance).

7.3.4	No Senior Noteholder is obliged to accept any increase to the relevant Senior Advance in accordance with this Clause 7.3 (Failure by a Senior Noteholder to Fund any Senior Advance).

7.4	Non-Utilisation Fee
To the extent any Senior Noteholder Commitment is not utilised by the Issuer (other than where a Senior Noteholder fails to fund a Senior Advance where it is required to do so pursuant to the terms of this Agreement), the Issuer shall pay the Non-Utilisation Fee to the relevant Senior Noteholder.

8	Interest

Schedule 3

8.1	Accrual

8.1.1	Interest on each Senior Advance shall accrue from (and including) the relevant Senior Advance Drawdown Date to (and excluding) the relevant Senior Advance Repayment Date.

8.1.2
Interest on each Senior Advance shall be payable by the Issuer monthly in arrear on each Settlement Date, regardless of whether a Senior Advance Repayment Date in respect of such Senior Advance occurs prior to or after a Settlement Date.

8.2	Interest rate
The rate of interest for each Senior Advance Interest Period, which shall be calculated by the Transaction Agent, will be the Interest Rate.

8.3	Interest payable
The amount of interest payable in respect of any Senior Note for any Senior Advance Interest Period shall be calculated by the Transaction Agent by applying the Interest Rate to the Senior Note Principal Amount Outstanding of such Senior Note (considered at the end of such Interest Period) and multiplying by a fraction, the numerator of which is the actual number of days in the relevant Interest Period and the denominator of which is 360 rounded to the nearest two decimal places.

8.4	Notification of Interest Rate

8.4.1	On each Interest Determination Date or Intra-Month Interest Determination Date (as applicable) and in respect of each Senior Advance to be drawn on the upcoming Senior Advance Drawdown Date:

(i)
Each Senior Noteholder shall, in respect of a payment of interest on the relevant Senior Note to be drawn on the upcoming Senior Advance Drawdown Date, provide the Transaction Agent with a reasonable estimation of the Subscriber’s Cost of Funds with respect to the relevant Senior Noteholder for all the Senior Advance Interest Periods of such Senior Advance by no later than 2.00 p.m. (Paris time) as well as its Mandatory Cost (if any).

(ii)
The Transaction Agent shall calculate the estimated Interest Rate of all the Senior Advance Interest Periods of such Senior Advance to be drawn on the upcoming Senior Advance Drawdown Date. The Transaction Agent will notify the Issuer Cash Manager and the Central Servicer of the estimated Interest Rate for all Senior Advances to be drawn on the upcoming Senior Advance Drawdown Date by no later than 4.00 p.m. (GMT) on the Interest Determination Date or the Intra-Month Interest Determination Date (as applicable).

8.4.2	On each Payment Confirmation Date and in respect of each Senior Advance:

(iii)
If the actual amount of the Subscriber’s Cost of Funds for the relevant Senior Advance Interest Period is less than or greater than the amount thereof estimated by such Senior Noteholder on the previous Interest Determination Date in accordance with Clause 8.4.1(i), such Senior Noteholder shall notify the Transaction Agent thereof by no later than 1:00 p.m. (GMT) on such Payment Confirmation Date and either:

Schedule 3

(a)
the amount of any shortfall of interest (between the estimated Interest Rate and the actual Interest Rate) shall be included in the portion of interest payable to such Senior Noteholder on the upcoming Settlement Date; or

(b)
the amount of any overpayment of interest to such Senior Noteholder shall be credited against the portion of interest otherwise payable to such Senior Noteholder for the following Senior Advance Interest Period and that is payable to such Senior Noteholder on the immediately following Settlement Date.

If such Senior Advance is fully repaid prior to the immediately following Settlement Date (because its Senior Advance Repayment Date does not fall on a Settlement Date), the overpayment amount would be credited against the portion of interest on another outstanding Senior Advance otherwise payable to such Senior Noteholder for the following Senior Advance Interest Period and that is also payable to such Senior Noteholder on the immediately following Settlement Date, provided that if there are no other outstanding Senior Advances, such shortfall will be credited to an account of the relevant Senior Noteholder as notified to the Transaction Agent for such purposes or, in the case of an overpayment, the relevant Senior Noteholder will pay such shortfall to the Issuer Transaction Account.

(iv)
The Transaction Agent shall notify the Issuer Cash Manager and the Central Servicer of the interest payable (including any interest shortfall or any interest overpayment) on the upcoming Settlement Date in respect of all outstanding Senior Advances by no later than 4.00 p.m. (GMT) on such Payment Confirmation Date.

8.5	Break Costs

8.5.1
In respect of a redemption of a Senior Note by the Issuer on a Senior Advance Repayment Date that is a date other than set out in the Issuer Proposed Repayment Schedule, Break Costs (if any) shall be payable by the Issuer to the relevant Senior Noteholder.

8.5.2
No Break Costs are payable by the Issuer in respect of a redemption (in whole or in part) of the Senior Note Principal Amount Outstanding of a Senior Note if the Senior Advance Repayment Date in respect of such redemption or prepayment occurs on the date as proposed in the Issuer Proposed Repayment Schedule.

8.5.3
If Break Costs are payable to a Senior Noteholder in accordance with this Clause 8.5, that Senior Noteholder shall notify the Transaction Agent of the amount of Break Costs payable to them and the Transaction Agent shall notify the Issuer, the Issuer Cash Manager and the Central Servicer of the same. Following delivery of notification thereof from the Transaction Agent, the Issuer shall pay such Break Costs in accordance with the applicable Issuer Priority of Payment to the relevant Senior Noteholder within five Business Days of such delivery.

8.5.4
If a Senior Noteholder does not notify the Transaction Agent and/or if the Transaction Agent does not notify the Issuer, the Issuer Cash Manager and the Central Servicer of its calculation of the amount of Break Costs by the time and dates specified above, such Senior Noteholder shall make such notification within one Business Day of the date of redemption of the Senior Note and the Issuer shall pay such Break Costs in accordance with the applicable Issuer

Schedule 3

Priority of Payment on the later of: (A) the Immediately Following Settlement Date and (B) the Business Day falling three Business Days after such notification.

9	Repayments, Optional and Mandatory Redemption; Payments

9.1	Reborrowing during Revolving Period

9.1.1	The Issuer shall repay a Senior Advance on the Senior Advance Repayment Date specified in respect of such Senior Advance in the relevant Issuer Proposed Repayment Schedule.

9.1.2	The Issuer shall not make a repayment on any other date unless otherwise agreed between the Transaction Agent and the Issuer.

9.1.3
Without prejudice to the Issuer’s obligation under Clause 9.1.1 above, if, at any time during the Revolving Period, the Senior Noteholders receive a Senior Advance Drawdown Notice from the Issuer Cash Manager (on behalf of the Issuer) in accordance with Clause 7.1 (Drawdown Notices) of this Agreement requesting one or more Senior Advances to be made available to the Issuer on the same day that one or more Senior Advances are due to be repaid by the Issuer (and in whole or in part for the purpose of refinancing the maturing Senior Advance(s)), the aggregate amount of the new Senior Advance(s) drawn under this Agreement shall be treated as if applied in or towards repayment of the maturing Senior Advance(s) so that:

A.	if the amount of the maturing Senior Advance(s) exceeds the aggregate amount of the new Senior Advance(s):

(a)	the Issuer shall only be required to make a payment in respect of principal on the maturing Senior Advances to the Senior Noteholders in an amount equal to that excess; and

(b)
each Senior Noteholder’s participation in the new Senior Advance(s) shall be treated as having been made available and applied by the Issuer in or towards repayment of that Senior Noteholder’s participation in the maturing Senior Advance(s) and that Senior Noteholder shall not be required to make a payment under this Agreement in respect of its participation in the new Senior Advance(s); and

B.	if the amount of the maturing Senior Advance(s) is equal to or less than the aggregate amount of the new Senior Advance(s):

(a)	the Issuer shall not be required to make a payment in respect of principal on the maturing Senior Advance(s) to the Senior Noteholders; and

(b)
each Senior Noteholder shall be required to make a payment to the Issuer in respect of its participation in the new Senior Advance(s) only to the extent that its participation in the new Senior Advance(s) exceeds that Senior Noteholder’s participation in the maturing Senior Advance(s) and the remainder of that Senior Noteholder’s participation in the new Senior Advance(s) shall be treated as having been made available and applied by the Issuer in or towards repayment of that Senior Noteholder’s participation in the maturing Senior Advance(s).

Schedule 3

9.1.4	Subject to clause 5.2(i) and 9.1(i) of the Framework Agreement, the Issuer may not reborrow any Senior Advance at any time following the termination of the Revolving Period.

9.2	Mandatory repayment - Final Maturity of Senior Notes
Subject to Clause 9.3 (Mandatory Redemption in Whole or Part upon Prepayment or Repayment under the relevant FleetCo Facility Agreement) below and the terms of the Issuer Deed of Charge, the Senior Notes Principal Amount Outstanding of each Senior Note together with any accrued and unpaid interest on such Senior Advance shall be due and payable by the Issuer on the Final Maturity Date.

9.3	Mandatory Redemption in Whole or Part upon Prepayment or Repayment under the relevant FleetCo Facility Agreement

9.3.1
Prepayment or Repayment of FleetCo Advance: In the event that any FleetCo Advance by the Issuer to a FleetCo under a FleetCo Facility Agreement, is, or is to be, prepaid (in whole or in part), in accordance with:

(i)	the clause titled “Prepayment – TRO Default” of such FleetCo Facility Agreement (if any);

(ii)	the clause titled “Mandatory Repayment – Rapid Amortisation Event” of such FleetCo Facility Agreement; or

(iii)	the clause titled “Mandatory Repayment – Final Maturity Date” of such FleetCo Facility Agreement, the Issuer Cash Manager on behalf of the Issuer, shall no later than 4.00 p.m. (GMT) on the Business Day following the date of receipt of such notice of prepayment or repayment from the relevant Servicer give written notice thereof to the Senior Noteholders.

9.3.2
If the Issuer receives any prepayment amount referred to in Clause 9.3.1(i) above, the Issuer shall apply such proceeds on the relevant Senior Advance Repayment Date of such Senior Advances to redeem the Senior Notes pro rata to the Relevant Senior Noteholder Percentages of the Senior Noteholders, in an amount equal to such prepayment proceeds. Any accrued interest on any Senior Advance shall be payable to each Senior Noteholder in accordance with Clause 9.5 (Payments).

9.3.3
If the Issuer receives any repayment amount referred to in Clause 9.3.1(ii) or (iii) above, the Issuer shall apply such proceeds on the date of receipt to redeem the Senior Notes pro rata to the Relevant Senior Noteholder Percentages of the Senior Noteholders, in an amount equal to such repayment proceeds. Any accrued interest on any Senior Advance shall be payable to each Senior Noteholder in accordance with Clause 9.5 (Payments).

9.3.4
When any prepayment or repayment of any Senior Note pursuant to this Clause 9.3 takes place on a date other than a date specified in the most recent Issuer Proposed Repayment Schedule, Break Costs shall be payable by the Issuer in accordance with Clause 8.5 (Break Costs).

9.4	Cancellation

Schedule 3

9.4.1	If any Senior Note is redeemed in full together with payment of all accrued but unpaid interest such Senior Note will be cancelled and may not be resold or re-issued.

9.4.2	If the Senior Noteholder Commitment of a Senior Noteholder has been reduced to zero, the Senior Note of such Senior Noteholder will be cancelled and may not be resold or re-issued.

9.5	Payments

9.5.1
Payments to be made by the Issuer to the Senior Noteholders under this Agreement shall be made from the relevant Issuer Account on the instructions of the Issuer Cash Manager (in accordance with the Issuer Cash Management Agreement).

9.5.2
Amounts due from the Issuer to the Senior Noteholders under this Agreement shall be paid to the Registered Holder shown on the Register at the close of business on the Record Date. Payments shall be made to the account of such Senior Noteholders as specified by such Senior Noteholders in advance to the Issuer Cash Manager and the Transaction Agent.

For the purposes of this Clause 9.5, “Record Date” means the fifth Business Day before the relevant Issuer Payment Date.

9.5.3
If any date for payment in respect of the Senior Notes is not a Business Day, the Registered Holder shall not be entitled to payment until the next following Business Day or to any interest or other sum in respect of such postponed payment.

9.5.4	All payments are subject in all cases to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Senior Noteholders in respect of such payments.

9.5.5
Subject to receipt of sufficient cleared funds as Issuer Available Funds in the Issuer Accounts, payments to the Senior Noteholders under this Agreement shall be paid from the Issuer Accounts upon the instructions of the Issuer Cash Manager in accordance with this Clause 9.5 (Payments) and the Issuer Cash Management Agreement. Where any such payment is a Senior Advance Repayment, the Issuer Cash Manager shall provide notification of such payment to the Registrar.

9.5.6
If for any reason the Issuer Cash Manager considers in its sole discretion the amounts actually received by the Issuer in cleared funds as Issuer Available Funds in the Issuer Accounts are insufficient to satisfy a claim in respect of a payment due under this Agreement (such payment to be made in accordance with the Issuer Priority of Payments), the Issuer Cash Manager shall not be obliged to instruct such payment to be made under this Clause 9.5 until it is satisfied there are sufficient Issuer Available Funds in cleared funds in the Issuer Accounts to make such payment.

9.5.7
If an amount of principal and/or interest then due for payment by the Issuer is not paid in full, the Issuer Cash Manager shall make a record of the shortfall and each record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.

9.6	No Set-off or Counterclaim

Schedule 3

Subject to the provisions of Clause 9.1.3 above, all payments required to be made under this Agreement shall be calculated without reference to any deduction for or on account of any set-off or counterclaim.

9.7	Default Interest
Any amount owing under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, both before and after judgment (in respect of each day upon which such amount remains outstanding from the date on which such amount is due until such amount is paid in full) payable on demand, to the extent permitted by applicable law, at a rate per annum equal to 2.0 per cent. per annum plus the rate otherwise applicable to the Senior Notes as provided in Clause 8 (Interest).

10	Documentary Conditions of Senior Note Issuance and Senior Advances

10.1	Initial Conditions Precedent to Issuance of the Senior Notes on the Initial Funding Date
The obligation of the Initial Senior Noteholders to subscribe for a Senior Note on the first Senior Advance Drawdown Date (being the Initial Funding Date) and to make available any Senior Noteholder Commitment or Senior Advances under this Agreement is conditional upon the fulfilment of the conditions precedent listed in part 1 (Conditions Precedent to the Initial Senior Advance and the Initial FleetCo Advance) of schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) to the Framework Agreement.

10.2	Conditions Precedent to each Further Senior Note Issuance and each Senior Advance with respect to the Senior Note after the Initial Funding Date
The obligation of the Senior Noteholders to make available any Senior Noteholder Commitment or Senior Advances under this Agreement on any date after the Initial Funding Date is conditional upon the fulfilment of the conditions precedent listed in part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) to the Framework Agreement.

10.3	Acceptance of Senior Advance Drawdown Notice by Deposit of Advance
Provided that the conditions precedent referred to in this Clause 10 have been fulfilled or waived, as the case may be, and subject to the other terms of this Agreement, following receipt of a Senior Advance Drawdown Notice by the relevant Senior Noteholder, the Senior Noteholders shall fund the relevant Senior Advance by depositing, for value on the relevant Senior Advance Drawdown Date into the Issuer Transaction Account in immediately available, freely transferable funds the amount of each Senior Advance to be made by it. The Issuer Cash Manager shall notify the Registrar of receipt of such funds into the Issuer Transaction Account and the Registrar shall reflect this on the Register.

11	Fees

Schedule 3

11.1
The Issuer agrees to pay to each Senior Noteholder (i) the Non-Utilisation Fee pursuant to Clause 7.4 (Non-Utilisation Fee) and (ii) any fees in connection with an increase in the Senior Noteholder Commitment of such Senior Noteholder pursuant to Clause 5.1 (Increase in Senior Noteholder Commitments) each in the amounts and on the dates as may be agreed from time to time between the Issuer and each Senior Noteholder pursuant to the relevant Senior Noteholder Fee Letter.

11.2	The Issuer agrees to pay to each Senior Noteholder an upfront fee pursuant to the terms of the relevant Senior Noteholder Fee Letter.

12	Indemnities

12.1	If:

(i)
any Senior Advance requested pursuant to Clause 7 (Utilisation) is not made for any reason whatsoever (other than due to the default of a Senior Noteholder in making a Senior Advance where required to do so under this Agreement), including, without limitation, any failure to satisfy any condition precedent specified in Clause 10 (Documentary Conditions of Senior Note Issuance and Senior Advances)), on the date specified in the relevant Senior Advance Drawdown Notice; or

(ii)
any Senior Advance Repayment in relation to a Senior Note is made by the Issuer other than on the day specified in the notice delivered pursuant to Clause 9.3 (Mandatory Redemption in Whole or Part upon Prepayment or Repayment under the relevant FleetCo Facility Agreement) of the relevant Senior Note; or

(iii)	any payment of interest in relation to a Senior Advance is made by the Issuer to the relevant Senior Noteholder other than on the relevant Settlement Date, the Issuer shall indemnify each relevant Senior Noteholder and (unless the loss, cost or expense occurs as a result of a Breach of Duty by the Transaction Agent) the Transaction Agent in the case of (i), (ii) and (iii) above against any loss, cost or expense incurred (A) by such Senior Noteholder as a result of such occurrence, including, without limitation, any loss, cost or expense (including any applicable VAT which the relevant Senior Noteholder can neither obtain a credit for or repayment of in respect thereof) incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the relevant Senior Noteholder to fund or maintain outstanding Senior Note or (B) by the Transaction Agent by reason of failing to receive the information required to be provided to it in accordance with the terms of this Agreement other than, in the case of (ii) or (iii) above, where the relevant Senior Noteholder has received Break Costs in accordance with Clause 8.5 (Break Costs).

12.2	Currency Indemnity

12.2.1
If any sum (a “Sum”) due from the Issuer under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the “First Currency”) in which such Sum is payable into another currency (the “Second Currency”) for the purpose of:

(xix)	making or filing a claim or proof against the Issuer; or

(xx)	obtaining or enforcing an order or judgment in any court,

Schedule 3

the Issuer shall indemnify the Senior Noteholders from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to the Senior Noteholders at the time of receipt of such Sum.

12.2.2	The Issuer waives any right it may have in any jurisdiction to pay any amount under this Agreement in a currency or a currency unit other than that in which it is expressed to be payable.

12.2.3
If the Issuer makes a payment in any currency other than Euro, the Issuer shall as an independent obligation, within three Business Days of demand, indemnify the relevant Senior Noteholder against any cost, loss or liability arising out of or as a result of the Senior Noteholder receiving that payment in a currency other than Euro (including, without limitation, the difference between the due amount in Euro and the Euro amount purchased by the Senior Noteholders by selling the amount in the currency received from the Issuer).

13	Taxes

13.1	Payment Free of Tax
Any and all payments made by the Issuer under this Agreement shall be made free and clear of and without deduction or withholding on account of any Taxes, unless such deduction or withholding is required by law.

13.2	Notification of Requirement for Tax Deduction
The Issuer shall promptly upon becoming aware that the Issuer must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Issuer Cash Manager, the Central Servicer and the Transaction Agent accordingly.

13.3	Tax Gross-Up

13.3.1
Subject to Clause 13.3.2 below, if a Tax Deduction is required by law to be made by the Issuer, the amount of the payment due from the Issuer shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been made or required to be made.

13.3.2
A payment shall not be increased under Clause 13.3.1 above by reason of a Tax Deduction, on account of Tax imposed by any relevant Tax Authority, if on the date on which the payment falls due the payment could have been made to the relevant Senior Noteholder without a Tax Deduction if the Senior Noteholder had been a Qualifying Senior Noteholder, but on that date that Senior Noteholder is not or has ceased to be a Qualifying Senior Noteholder other than as a result of any change after the date it became a Senior Noteholder under this Agreement in (or in the interpretation, administration, or application of) any law or treaty or any published practice or published concession of any relevant Tax Authority.

13.3.3	FATCA Deduction and gross-up:

Schedule 3

(i)
If the Issuer is required to make a FATCA Deduction, the Issuer shall make that FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

(ii)
If a FATCA Deduction is required to be made by the Issuer, the amount of the payment due from the Issuer shall be increased to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(iii)
The Issuer shall, promptly upon becoming aware that the Issuer must make a FATCA Deduction (or that there is any change in the rate or the basis of a FATCA Deduction), notify the Transaction Agent accordingly. Similarly, a Senior Noteholder(s) shall notify the Transaction Agent on becoming so aware in respect of a payment payable to that Senior Noteholder. If the Transaction Agent receives such notification from a Senior Noteholder it shall notify the Issuer, the Central Servicer and the Issuer Cash Manager.

(iv)
Within thirty days of making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Issuer shall deliver to the Transaction Agent for the Senior Noteholder entitled to the payment evidence reasonably satisfactory to that Senior Noteholder that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

13.4	Stamp Taxes
The Issuer shall pay and on demand, indemnify each of the Senior Noteholders against any present or future stamp, documentary and other similar taxes, charges and levies that arise from any payment made under this Agreement or under a Senior Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or a Senior Note.

14	Nature of a Senior Noteholder’s Rights and Obligations
Unless otherwise agreed to by all the Senior Noteholders:

(i)	the obligations of each Senior Noteholder under this Agreement are several;

(ii)	failure by a Senior Noteholder to perform its obligations does not affect the obligations of any other Party under this Agreement;

(iii)	no Senior Noteholder is responsible for the obligations of any other Senior Noteholder under this Agreement;

(iv)	the rights of a Senior Noteholder under this Agreement are separate and independent rights;

(v)	a Senior Noteholder may, except as otherwise stated in this Agreement, separately enforce its rights under this Agreement; and

Schedule 3

(vi)	a debt arising under this Agreement to a Senior Noteholder is a separate and independent debt.

15	Representations and Warranties

15.1	Issuer Representations and Warranties
The Issuer represents and warrants to each of the Senior Noteholders the matters set out in clause 3.1 (Issuer Representations and Warranties) of the Framework Agreement.

15.2	Senior Noteholder Representations and Warranties
Each Senior Noteholder severally (and not jointly) represents and warrants to the Issuer that:

15.2.1	it is duly incorporated and/or organised with limited liability under the laws of its jurisdiction of incorporation;

15.2.2
(a) the documents which contain or establish the constitution of the Senior Noteholder include provisions which give power, and all necessary corporate authority has been obtained and action taken, for the Senior Noteholder to sign and deliver, and perform the transactions contemplated in, this Agreement and the agreements entered into in connection with this Agreement; and (b) this Agreement and the agreements entered into by the Senior Noteholder in connection with this Agreement constitute valid, legal and binding obligations of the Senior Noteholder;

15.2.3
neither the signing and delivery of this Agreement nor the performance of any of the transactions contemplated in it does or will contravene or constitute a default under, or cause to be exceeded any limitation on the Senior Noteholder or the powers of its directors imposed by or contained in:

(a)	any applicable law; or

(b)	the documents which contain or establish its constitution;

15.2.4	it is a Qualifying Senior Noteholder;

15.2.5
in the case of a Senior Noteholder who satisfies the condition in paragraph A of the definition of “Qualifying Senior Noteholder”, it has duly executed the declaration form as set out in Schedule 9 to this Agreement and provided such form to the Issuer (with a copy to the Issuer Cash Manager and the Issuer Account Bank);

15.2.6	in the case of a Senior Noteholder which is a Financial Institution, it has a minimum long-term unsecured rating of BBB from S&P or Fitch or Baa2 from Moody’s;

15.2.7
in the case of a Senior Noteholder receiving an Unrestricted Senior Note, it is a Non-U.S. Person and satisfies all of the requirements for a holder of an Unrestricted Senior Note as set forth in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) hereof and the Senior Noteholder Accession Deed (including the delivery of a “Letter of Representation” in the form set forth in the Senior Noteholder Accession Deed); and

15.2.8	in the case of a Senior Noteholder receiving a Restricted Senior Note, it is an Eligible U.S. Person that satisfies all of the requirements for a holder of a Restricted Senior Note as set

Schedule 3

forth in Schedule 6A (Selling Restrictions for Restricted Senior Notes) hereof and the Senior Noteholder Accession Deed (including the delivery of a “Letter of Representation” in the form set forth in the Senior Noteholder Accession Deed).

15.3	Times for Making Representations and Warranties
The representations and warranties set out in this Clause 15 (Representations and Warranties):

(i)	are made on the date of this Agreement; and

(ii)	in respect of the Issuer in relation to itself, are deemed to be repeated by it accordance with clause 3.1 (Issuer Representations and Warranties) of the Framework Agreement.

16	Covenants

16.1
The Issuer hereby undertakes to each of the Senior Noteholders to comply with clauses 4.1 (General undertakings of the Issuer) of the Framework Agreement and with the selling restrictions set out in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and Schedule 6A (Selling Restrictions for Restricted Senior Notes).

16.2
Each Senior Noteholder, for so long as it holds a Senior Note, covenants to the Issuer that it will comply with the selling restrictions set out in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) or Schedule 6A (Selling Restrictions for Restricted Senior Notes) as applicable.

17	Acceleration
The Parties acknowledge and agree that on and at any time after the delivery of an Issuer Enforcement Notice, the Issuer Security Trustee shall act in accordance with clause 8.6.1 (Issuer Event of Default) of the Framework Agreement.

18	Costs, Expenses and Indemnification

18.1	Costs re Preparation of this Agreement, etc.

18.1.1
The Issuer agrees to pay all costs and expenses of the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager, the Registrar and each of the Senior Noteholders in connection with the preparation, execution, delivery.

modification and amendment of this Agreement and the Senior Notes and the other documents to be delivered hereunder and thereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Issuer Cash Manager, the Issuer Security Trustee, the Transaction Agent, and each of the holders of the Senior Notes and with respect to advising the Transaction Agent, the Issuer Cash Manager, the Issuer Security Trustee, each of the holders of the Senior Notes as to its rights and responsibilities under this Agreement, the Senior Notes and such other Transaction Documents to which the Issuer is a Party.

18.1.2	The Issuer agrees to pay the costs and expenses incurred by each Senior Noteholder in relation to obtaining any ratings confirmation of a Conduit in connection with a transfer in

Schedule 3

accordance with the terms of this Agreement from one member of a Senior Noteholder Group to another member of such Senior Noteholder Group which is a Conduit.

18.2	Costs re Enforcement of this Agreement, etc.
The Issuer agrees to pay (in accordance with the applicable Issuer Priority of Payment) all costs and expenses, if any (including, without limitation, any applicable stamp duty, stamp duty reserve tax, or other similar taxes or duties, and counsel fees and expenses), of the Registrar, the Transaction Agent, the Issuer Cash Manager, the Issuer Security Trustee and each of the holders of the Senior Notes in connection with the enforcement of or the preservation of any rights under this Agreement, the Senior Notes, the other Transaction Documents to which it is a Party and the other documents to be delivered hereunder and thereunder.

18.3	Increased Costs

18.3.1
Subject to Clause 18.3.3 below, the Issuer shall, within 10 Business Days of a demand by the Transaction Agent (delivered to the Issuer and copied to the Issuer Cash Manager and the Issuer Security Trustee together with a certificate confirming the amount of the Increased Costs incurred by the relevant Senior Noteholders), pay for the account of a Senior Noteholder the amount of any Increased Cost incurred by that Senior Noteholder or any of its Affiliates as a result of the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or compliance with any law or regulation made after the date of this Agreement.

18.3.2
A Senior Noteholder intending to make a claim pursuant to this Clause 18.3 shall promptly notify the Transaction Agent as soon as possible after it becomes aware of such event giving rise to the claim and the amount of the claim, following which the Transaction Agent shall promptly notify the Issuer (copying the Issuer Cash Manager and the Issuer Security Trustee).

18.3.3	This Clause 18.3 does not apply to the extent any Increased Cost is:

(i)	compensated for by the payment of the Mandatory Cost;

(ii)	attributable to the wilful breach by the relevant Senior Noteholder or any of its Affiliates of any law or regulation;

(iii)	attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards,
a Revised Framework” published by the Basel Committee on Banking Supervision (“BCBS”) in June 2004 in the form existing on the date of this Agreement (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, a Senior Noteholder or any of its Affiliates) (but excluding any amendment arising out of (A) “Basel III: A global regulatory framework for more resilient banks and banking systems”, (B) “Basel III: international framework for liquidity risk measurement, standards and monitoring”, (C) “Guidance for national authorities operating the countercyclical capital buffer”, in the case of (A), (B) and (C) published by the BCBS on 16 December 2010 each as amended, supplemented or restated, (D) the rules

Schedule 3

for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated or (E) any further guidance or standards in relation to the “Basel 3 framework” published by the BCBS regarding Basel III ((A)-(D) being “Basel III”));

(iv)
attributable to the implementation or application of or compliance with any Bank Levy or any other law or regulation which implements any Bank Levy (whether such implementation, application or compliance is by a government, regulator, Senior Noteholder or any of its Affiliates);

(v)	attributable to a FATCA Deduction required to be made by an Obligor or a Finance Party; or

(vi)	compensated for by Clause 13.3 (Tax Gross-Up) (or would have been so compensated but for the exclusion in Clause 13.3.2 applying).
For the purposes of item (iv) above, "Bank Levy" means:

(a)	the bank levy imposed by the United Kingdom government under the Finance Act 2011;

(b)	the bank levy imposed by the French Government under the article 235 ter ZE of the Code Général des Impôts;

(c)
the bank levy imposed by the German Government under the Bank Restructuring Fund Regulation (Restrukturierungsfonds-verordnung, Fed. Law Gazette 1 2011, p.1406) which has been issued pursuant to the provisions of the Bank Restructuring Fund Act (Restrukturierungsfondsgesetz, Fed. Law Gazette 1 2010, p.1900, 1921); and

(d)
any other levy or Tax of a similar nature, which is imposed by reference to the assets and liabilities of any financial institution in any jurisdiction and which has been publicly announced at the date of this Agreement, in each case in the form existing on the date of this Agreement.

18.4	Costs Indemnity
The Issuer agrees to indemnify the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager, the Registrar each of the Senior Noteholders and their respective Affiliates, directors, officers, employees and agents (each, an “Indemnified Party”) against any cost, loss or liability incurred by that Indemnified Party as a result of:

(a)	the occurrence of any Event of Default; or

(b)	investigating any event which it reasonably believes is a Default; or

(c)
funding, or making arrangements to fund, its participation in a Senior Advance requested by the Issuer in a Senior Advance Drawdown Notice but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Indemnified Party alone); or

Schedule 3

(d)	a failure by the Issuer to pay any amount due under an Issuer Transaction Document on its due date; or

(e)	acting or relying on any notice, request or instruction given pursuant to a Transaction Document which it reasonably believes to be genuine, correct and appropriately authorised.

19	Mitigation by the Senior Noteholders

19.1.1
Each Senior Noteholder shall, in consultation with the Issuer, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 13.2 (Tax Gross-Up), Clause 18.3 (Increased Costs) or paragraph 2 of Schedule 4 (Mandatory Cost) including (but not limited to) transferring its rights and obligations under the Transaction Documents to another Affiliate.

19.1.2	Paragraph (a) above does not in any way limit the obligations of the Issuer under the Transaction Documents.

19.1.3	The Issuer shall promptly indemnify each Senior Noteholder for all costs and expenses reasonably incurred by that Senior Noteholder as a result of steps taken by it under this Clause 19.

19.1.4	A Senior Noteholder is not obliged to take any steps under this Clause 19 if, in the opinion of that Senior Noteholder (acting reasonably), to do so might be prejudicial to it.

20	Binding Effect
This Agreement shall be binding upon and inure to the benefit of the Issuer, the Issuer Cash Manager, the Transaction Agent, the Registrar and the Issuer Security Trustee and each of the Senior Noteholders and each of their respective successors and assigns.

21	Changes to the Parties

21.1	Assignments and Transfers by the Issuer
The Issuer may not assign or transfer any of its rights and obligations under this Agreement without the prior written consent of the Issuer Security Trustee and the Transaction Agent, otherwise than in accordance with the Issuer Deed of Charge.

21.2	Assignments and Transfers by the Issuer Security Trustee
The Issuer Security Trustee may at its sole discretion assign all or any of its rights under or in respect of this Agreement without the prior written consent of any person to any successor Issuer Security Trustee in exercise of its rights under the Issuer Deed of Charge, provided such assignment is in accordance with the Issuer Deed of Charge.

21.3	Assignments and Transfers by the Issuer Cash Manager
The Issuer Cash Manager may at its sole discretion assign all or any of its rights under or in respect of this Agreement without the prior written consent of any person to any successor Issuer Cash

Schedule 3

Manager in exercise of its rights under the Issuer Cash Management Agreement, provided such assignment is in accordance with the Issuer Cash Management Agreement.

21.4	Transfers by Senior Noteholders; Accession of further Senior Noteholders
Any (i) Senior Noteholder, that is a Party hereto at the time of determination (an “Existing Senior Noteholder”) which wishes to reduce its Senior Noteholder Commitment and/or transfer its Senior Noteholder Principal Amount Outstanding, or (ii) Existing Senior Noteholder that is a Conduit, which wishes to enter into a Liquidity Facility Arrangement with a new or additional Liquidity Provider, may transfer all or any of its rights and obligations under this Agreement to (a) an Acceding Senior Noteholder, upon which such Acceding Senior Noteholder will accede to and be a Party to this Agreement or (b) another Existing Senior Noteholder who is a Party hereto at the time of determination, in each case provided that:

(i)
in the case of an Acceding Senior Noteholder, the Acceding Senior Noteholder accedes to the terms of the Issuer Transaction Documents to which the Senior Noteholders are a party by duly executing and entering into a document in the form set out in part 2 (Form of Senior Noteholder Accession Deed) of schedule 6 (Forms of Accession Deed) to the Framework Agreement (the “Senior Noteholder Accession Deed”);

(ii)	in the case of an Acceding Senior Noteholder that is a Conduit:

(d)
such Conduit confirms that it has entered into an appropriate Liquidity Facility Arrangement or Liquidity Facility Arrangements with one or more Liquidity Provider, each as the context shall require; and

(e)	if applicable, a Rating Agency Affirmation has been received from the relevant Rating Agency;

(iii)
in the case of an Acceding Senior Noteholder, the Acceding Senior Noteholder is a Qualifying Senior Noteholder and, in the case of a Senior Noteholder who satisfies the condition in paragraph A of the definition of “Qualifying Senior Noteholder”, it has duly executed a Quoted Eurobond WHT Form substantially in the form of Schedule 9 to this Agreement (Quoted Eurobond WHT Form) and provided such form to the Issuer (with a copy to the Issuer Cash Manager and the Issuer Account Bank);

(iv)
in the case of an Acceding Senior Noteholder which is a Financial Institution, such Financial Institution has a minimum long-term unsecured rating of BBB from S&P or Fitch or Baa2 from Moody’s (the “Senior Noteholder Minimum Rating Requirement”), provided that if such Acceding Senior Noteholder is: (a) a member of a Senior Noteholder Group and (b) a wholly-owned subsidiary of a Financial Institution that has the Senior Noteholder Minimum Rating Requirement, this Clause 21.4(iv) shall not apply;

(v)	in the case of an Acceding Senior Noteholder, such transfer is in compliance with Clause 2 (Form, Denomination, Title and Register of Senior Notes) and the selling restrictions in General
No action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Senior Notes or possession or distribution of any offering material in relation to the Senior Notes, in any country or jurisdiction where action for that purpose is required.

Schedule 3

1	United States
To the extent that the Restricted Senior Notes are securities as defined in Section 2(a)(1) of the Securities Act of 1933 then the following selling restrictions apply.

1.1	No registration under the United States Securities Act of 1933, as amended (the “Securities Act”)

(a)
The Senior Notes have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States or jurisdiction and, subject to certain exceptions, may not be offered, sold, pledged or otherwise transferred except to a person that is (A) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (B) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act, in either case, that is acquiring the Senior Notes for its own account for investment purposes and not with a view to, or for the offer or sale in connection with, any distribution thereof and it has not been formed for the purpose of investing in the Senior Notes (unless each beneficial owner of such investment is a qualified institutional buyer or an accredited investor).

(a)	In addition, the Issuer has not been and will not be registered as an investment company under the United States Investment Company Act of 1940, as amended.

(a)
Notwithstanding the foregoing, Senior Notes may be transferred to non-U.S. Persons pursuant to the Issuer Note Issuance Facility Agreement and the requirements for the same set forth in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and this Schedule 6A (Selling Restrictions for Restricted Senior Notes) thereof and subject to the transfer restrictions set forth in the Senior Noteholder Accession Deed.

1.2	Compliance by Issuer with United States securities laws
The Issuer represents, warrants and agrees that:

(i)
neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) has offered or sold, or will offer or sell, any Senior Note in any circumstances which would require the registration of any of the Senior Notes under the Securities Act;

(ii)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S) with respect to the Senior Notes; and

(iii)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Senior Note in the United States).

(iv)
Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) or Schedule 6A (Selling Restrictions for Restricted Senior Notes), as applicable, and that the Senior Noteholder Commitment or the Senior Note Principal Amount Outstanding that is the subject of the transfer is at least €100,000;

(iv)	in the case of a transfer of the Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment in whole or in part, a form of transfer substantially set out in

Schedule 3

Schedule 7 (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes) or Schedule 7A (Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes) to this Agreement, as the case may be, is delivered to the Registrar, the Issuer Cash Manager and the Transaction Agent;

(v)	each Senior Noteholder involved in the transfer has entered into a new Senior Noteholder Fee Letter specifying, amongst other things, its Senior Noteholder Commitment; and

(vi)
(other than in the case of an transfer to another member of the relevant Senior Noteholder Group) prior written consent of the Central Servicer has been obtained (such consent not to be unreasonably withheld or delayed).

With respect to an Acceding Senior Noteholder, if each of the conditions noted in 21.4(i) to (viii) above have been satisfied, the Issuer shall provide a Restricted Note Certificate or an Unrestricted Note Certificate, as applicable, to the Acceding Senior Noteholder.

21.5	Replacement Senior Noteholder

21.5.1	If:

(i)	a Senior Noteholder has become and continues to be a Defaulting Senior Noteholder; or

(ii)
at any time on or after the date which is six months before the earliest FATCA Application Date for any payment by the Issuer to a Senior Noteholder (or to the Transaction Agent for the account of that Senior Noteholder), that Senior Noteholder is not, or has ceased to be, a FATCA Exempt Party and, as a consequence, the Issuer will be required to make a FATCA Deduction from a payment to that Senior Noteholder (or to the Transaction Agent for the account of that Senior Noteholder) on or after that FATCA Application Date; or

(iii)	the Issuer becomes obliged to pay additional amounts pursuant to Clause 13.3 (Tax Gross-Up) or Clause 18.3 (Increased Costs) to a Senior Noteholder,
then the Issuer may, at any time by giving at least three (3) Business Days' prior written notice to such Senior Noteholder (copied to the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager and the Central Servicer), replace such Senior Noteholder (such Senior Noteholder being the “Replaced Senior Noteholder”) by requiring the Replaced Senior Noteholder to (and, to the extent permitted by law and subject to the transfer restrictions set forth in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and Schedule 6A (Selling Restrictions for Restricted Senior Notes) hereof and the Senior Noteholder Accession Deed, such Replaced Senior Noteholder shall) transfer all (and not part only) of its rights and obligations under this Agreement to any one or more Conduits or Financial Institutions or to any Avis entity (provided that, transfer to such Avis entity would not result in the Issuer being required to pay additional amounts under Clause 13.3 (Tax Gross-Up)), including an Existing Senior Noteholder, (each, a “Replacement Senior Noteholder”) selected by the Issuer, and which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the Replaced Senior Noteholder for a purchase price at par in cash

Schedule 3

payable to the Replaced Senior Noteholder at the time of transfer in an amount equal to the Senior Note Principal Amount Outstanding on the Senior Notes of the Replaced Senior Noteholder plus all accrued interest, Break Costs, Non-Utilisation Fees, and other fees, costs and expenses due in accordance with the Transaction Documents to that Replaced Senior Noteholder. Any such Replacement Senior Noteholder if taking in a different form than the Replaced Senior Noteholder will be issued a new Senior Note in the appropriate form. The Issuer undertakes to issue only Restricted Senior Note Certificates and Unrestricted Senior Note Certificates, respectively, to those who are eligible to hold them and covenants not to issue a Senior Note in any improper form or in such a manner as would violate the transfer restrictions set forth in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and Schedule 6A (Selling Restrictions for Restricted Senior Notes) hereof or the Senior Noteholder Accession Deed.
For the purpose of this Clause 21.5, "Defaulting Senior Noteholder" means any Senior Noteholder:

(a)
who has failed to make a Senior Advance by the relevant Senior Advance Drawdown Date, unless its failure to pay is (a) caused by an administrative or technical error or a Force Majeure Event and payment is made within five (5) Business Days of its due date or (b) the Senior Noteholder is disputing in good faith whether it is contractually obliged to make the payment in question; or

(b)	who has otherwise rescinded or repudiated a Transaction Document.

21.5.2	The replacement of a Senior Noteholder pursuant to this Clause 21.5 shall be subject to the following conditions:

(i)	the Issuer has paid all amounts due and payable to the Replaced Senior Noteholder pursuant to Clause 13.3 (Tax Gross-Up) or Clause 18.3 (Increased Costs);

(ii)	the Issuer shall have no right to replace the Transaction Agent or the Issuer Security Trustee by virtue of this Clause 21.5;

(iii)	neither the Transaction Agent nor the Replaced Senior Noteholder (nor any other Party) shall have any obligation to the Issuer to find a Replacement Senior Noteholder;

(iv)	the transfer must take place no later than 30 (thirty) Business Days after the delivery of the notice in Clause 21.5.1 above;

(v)
in no event shall the Replaced Senior Noteholder be required to pay or surrender to the Replacement Senior Noteholder any of the fees received by the Replaced Senior Noteholder pursuant to the Transaction Documents;

(vi)
the Replaced Senior Noteholder shall only be obliged to transfer its rights and obligations once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Senior Noteholder (provided that the Replaced Senior Noteholder shall perform such checks as soon as reasonably practicable following delivery of a notice referred to in Clause 21.5.1 and shall notify the

Schedule 3

Transaction Agent, the Central Servicer and the Issuer when it is satisfied that it has complied with those checks);

(vii)	if the Replacement Senior Noteholder is not an Existing Senior Noteholder, it shall accede to the terms of this Agreement by duly executing and entering into a Senior Noteholder Accession Deed;

(viii)
if the Replacement Senior Noteholder is not an Existing Senior Noteholder or is taking in a form different than the Replaced Senior Noteholder, a Further Senior Note shall be issued by the Issuer and subscribed for by the Replacement Senior Noteholder(s) and a Note Certificate shall be provided to such Replacement Senior Noteholder;

(ix)
the Senior Noteholder Commitment of the Replaced Senior Noteholder shall be reduced to zero and any Senior Notes of that Replaced Senior Noteholder then outstanding shall be redeemed and/or cancelled in accordance with Clause 9.4 (Cancellation); and

(x)
the conditions of Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) must be satisfied, as if references to “Acceding Senior Noteholder” are to “Replacement Senior Noteholder”.

If each of the conditions noted in 21.5.2(i) to (ix) above have been satisfied, the Issuer shall, where such Replacement Senior Noteholder is not an Existing Senior Noteholder or is taking in a form different than the Replaced Senior Noteholder, provide a Note Certificate to the Replacement Senior Noteholder (with a copy to the Registrar), and the Registrar shall reflect such changes (of which it is notified) in the Register.

21.6	Senior Noteholder Groups
Any Senior Noteholder may, at any time, establish an investor group (a “Senior Noteholder Group”) comprising itself and its Affiliate and/or any sponsored conduit, provided that if such Affiliate or such sponsored conduit is not already a Senior Noteholder, such Affiliate must satisfy the provisions of Clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) and accede to this Agreement. For the avoidance of doubt, where members or potential members of a Senior Noteholder Group do not have the same holder status they may be issued Note Certificates in the forms appropriate to their status without undermining their collective status as a Senior Noteholder Group; provided, however, that each member of any such Senior Noteholder Group is individually responsible for ensuring its compliance with this Agreement and the Senior Noteholder Accession Deed.

22	Terms of Appointment of the Registrar; Changes in Registrar

22.1	Appointment
The Issuer appoints the Registrar at its Specified Office as its agent in relation to the Senior Notes for the purposes specified in this Agreement and all matters incidental thereto.

Schedule 3

22.2	Acceptance of appointment
The Registrar accepts its appointment as agent of the Issuer in relation to the Senior Notes and shall perform all matters expressed to be performed by it in this Agreement.

22.3	Rights and powers
The Registrar may, in connection with its services hereunder:

22.3.1
Absolute owner: except as ordered by a court of competent jurisdiction or as required by law and notwithstanding any notice of ownership, trust or any other interest therein, treat the person entered in the Register as the owner of any Senior Note as the absolute owner thereof;

22.3.2	Correct terms: assume that the terms of each Senior Note as issued are correct;

22.3.3
Determination by Issuer and the Transaction Agent: refer any question relating to the ownership of any Senior Note or the contents of the Register or the adequacy and sufficiency of any evidence supplied in connection with the replacement of any of the same to the Issuer and the Transaction Agent for determination by the Issuer and the Transaction Agent and shall rely upon any determination so made without any liability to any person;

22.3.4	Genuine documents: rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;

22.3.5
Lawyers and professional advisers: (i) engage the advice or services of any lawyers or other professional advisers whose advice or services it considers necessary and rely upon any advice so obtained and (ii) failure to consult any lawyers shall not be construed as evidence of the Registrar not acting in good faith; and

22.3.6
Expense or liability: treat itself as being released from any obligation to take any action hereunder which it reasonably expects will result in any expense or liability to it, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

22.4	Extent of Duties
The Registrar shall only be obliged to perform the duties set out herein. The Registrar shall not:

(i)	Fiduciary duty: be under any fiduciary duty or other obligation towards or have any relationship of agency or trust for or with any person other than the Issuer;

(ii)	Enforceability of any Senior Note: be responsible for or liable in respect of the legality, validity or enforceability of any Senior Note or any act or omission of any other person; or

(iii)
No agency or trust relation to any Senior Note transferor or transferee: assume any relationship of agency or trust to any transferor or transferee, or potential transferor or transferee, of each Senior Note or any portion of the Senior Note Principal Amount Outstanding, and shall act solely as agent of the Issuer.

22.5	Resignation
The Registrar may resign its appointment as the agent of the Issuer hereunder and/or in relation to the Senior Note upon the expiration of not less than 30 days’ notice to that effect by the Registrar to the Issuer and the other parties hereto provided that:

Schedule 3

(i)
Payment date: if in relation to any Senior Note any such resignation which would otherwise take effect less than three (3) Business Days before or after the date for redemption of such Senior Note or any interest or other payment date in relation to any such Senior Note, such resignation shall not take effect, in relation to such Senior Note only, until the third day following such date; and

(ii)
Successors: in respect of any Senior Note, such resignation shall not be effective until a successor thereto has been appointed pursuant to Clause 22.8 (Additional and successor registrar) or in accordance with Clause 22.9 (Registrar may appoint successors) and notice of such appointment has been given in accordance with this Agreement.

22.6	Revocation
The Issuer may revoke its appointment of the Registrar as its agent hereunder and/or in relation to any Senior Note by not less than 30 days’ notice to that effect to the Registrar, provided that such revocation shall not be effective until a successor thereto has been appointed by the Issuer as its agent in relation to such Senior Note and notice of such appointment has been given in accordance with this Agreement.

22.7	Automatic termination

22.7.1
The appointment of the Registrar shall terminate forthwith if the Registrar becomes incapable of acting, a Third Party Insolvency Event occurs and is continuing in relation to the Registrar or a Third Party Insolvency Proceeding has commenced and is outstanding against the Registrar.

22.7.2
If the appointment of the Registrar is terminated in accordance with this Clause 22.7, the Issuer shall forthwith appoint a successor in accordance with Clause 22.8 (Additional and successor registrar).

22.8	Additional and successor registrar
The Issuer may appoint a successor registrar and shall forthwith give notice of any such appointment to the holders of the Senior Note and the other parties hereto, whereupon the Issuer and the additional or successor registrar shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

22.9	Registrar may appoint successors
If the Registrar gives notice of its resignation in accordance with Clause 22.5 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause 22.8 (Additional and successor registrar), the Registrar may itself appoint as its successor any reputable and experienced financial institution and give notice of such appointment to the Parties to this Agreement, whereupon the Issuer and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

Schedule 3

22.10	Release
Upon any resignation or revocation taking effect under Clause 22.5 (Resignation) or Clause 22.6 (Revocation) or any termination taking effect under Clause 22.7 (Automatic termination), the Registrar shall:

(i)	Discharge: be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to Clause 23 (Registrar’s Fees and Expenses));

(ii)
Registrar’s records: deliver to the Issuer and its successor a copy, certified as true and up to date by an officer or authorised signatory of the Registrar, of the records maintained by it in accordance with Clause 2.2 (Register of Senior Notes); and

(iii)
Moneys and papers: forthwith (upon payment to it of any amount due to it in accordance with Clause 23 (Registrar’s Fees and Expenses)) transfer all moneys and papers to its successor and, upon appropriate notice, provide reasonable assistance to its successor for the discharge of its duties and responsibilities hereunder.

22.11	Merger
Any legal entity into which the Registrar is merged into, converted into or transferred to, any legal entity resulting from any merger, conversion or transfer to which such Registrar is a party shall, to the extent permitted by applicable law, be the successor to such Registrar without any further formality, whereupon the Issuer and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger, conversion or transfer shall forthwith be given by such successor to the Issuer and the Registered Holders and the other parties hereto.

22.12	Changes in Specified Offices
If the Registrar decides to change its Specified Office (which may only be effected within the same country unless the prior written approval of the Issuer has been obtained), it shall give notice to the Transaction Agent and the Issuer (with a copy to the Issuer Cash Manager and the Issuer Security Trustee) of the address of the new Specified Office stating the date on which such change is to take effect, which date shall be not less than thirty (30) days after the date of such notice. The Issuer shall at its own expense not less than 14 days prior to the date on which such change is to take effect (unless the appointment of the Registrar is to terminate pursuant to any of the foregoing provisions of this Clause 22 on or prior to the date of such change) give notice thereof to the Registered Holders and the other Parties hereto.

23	Registrar’s Fees and Expenses

23.1	Fees
The Issuer shall pay (in accordance with the applicable Issuer Priority of Payment) to the Registrar for account of the Registrar such fees as may have been separately agreed between, amongst others, the Registrar and the Issuer in respect of the services of the Registrar hereunder (plus any applicable VAT) and the Registrar shall notify the Issuer Cash Manager (in advance) of such fees payable.

Schedule 3

23.2	Expenses
The Issuer shall on demand (but in accordance with the applicable Issuer Priority of Payment) reimburse the Registrar for all expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (plus any applicable VAT), and the Registrar shall notify the Issuer Cash Manager in respect of expenses due and payable.

23.3	Taxes
The Issuer shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement and the Issuer shall indemnify the Registrar on demand against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable VAT) which it may incur or which may be made against it as a result or arising out of or in relation to any failure to pay or delay in paying any of the same. All payments by the Issuer under this Clause 23 shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as will result in the receipt by the Registrar of such amounts as would have been received by it if no such withholding or deduction had been required.

23.4	Registrar’s Indemnity
The Issuer shall indemnify the Registrar against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its functions under this Agreement except such as may result from the negligence, wilful default or fraud of the Registrar or that of its officers, employees, sub-contractors or delegates.

24	Delegation by the Issuer to the Issuer Cash Manager
The parties hereto acknowledge and agree that the Issuer may (with the prior agreement of the Issuer Cash Manager) delegate all or part of its obligations under this Agreement to the Issuer Cash Manager and the Parties hereto are hereby notified of such delegation. The Parties hereto shall treat all notices or determinations communicated by the Issuer Cash Manager as being delivered by (or on behalf of) the Issuer.

25	Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Agreement. If there is any conflict between the Common Terms as incorporated by reference into this Agreement and the other provisions of this Agreement, the provisions of the incorporated Common Terms shall prevail to the fullest extent permitted by applicable law.

Schedule 3

26	Governing Law
This Agreement and any non-contractual obligations arising out of it or in connection with it shall be governed by English law.

27	Jurisdiction

27.1
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

27.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no such Party will argue to the contrary.

27.3
This Clause 27 is for the benefit of the Issuer Secured Creditors only. The Issuer Secured Creditors shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, such Parties may take concurrent proceedings in any number of jurisdictions.

28	Service of Process

28.1	Without prejudice to any other mode of service allowed under any relevant law, the Issuer:

(a)
irrevocably appoints Avis Finance Company Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Transaction Document to which it is a party; and

(b)	agrees that failure by a process agent to notify the Issuer of the process will not invalidate the proceedings concerned.

28.2
If for any reason such agent shall cease to be such agent for the service of process, the Issuer shall forthwith appoint a new agent for service of process in England and deliver to the Transaction Agent and the other parties hereto a copy of the new agent’s acceptance of that appointment within 30 days.

28.3	Nothing shall affect the right to serve process in any other manner permitted by law.

29	Third Parties Rights

29.1
Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Rights Act") to enforce or to enjoy the benefit of any term of this Agreement.

29.2	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
In witness whereof this Agreement has been entered into by the Parties hereto on the day and year first above written.

Schedule 3

Schedule 1
Initial Senior Noteholders

2
BANK OF AMERICA NATIONAL ASSOCIATION, LONDON BRANCH, a national banking association organised and existing under the laws of the United States of America, acting for the purposes of this Agreement through its London branch, with registered number FC 002984 and registered office at 2, King Edward Street, London EC1A 1HQ.

3
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme organised and existing under the laws of France whose registered office is 9, quai du Président Paul Doumer, 92920 Paris La Défense Cedex, France, registered with the trade registry of Nanterre under number 304187701 RCS Nanterre.

4
DEUTSCHE BANK AG, LONDON BRANCH, an Aktiengesellschaft incorporated under the laws of the Federal Republic of Germany and having its principal place of business at Taunusanlage 12, 60235, Frankfurt am Main, Germany, acting through its London Branch operating in the United Kingdom under branch number BR00005, whose address is at Winchester House, 1 Great Winchester Street, London EC2N 2DB.

5	NATIXIS, a limited liability company incorporated under the laws of France with registered number 542044524 Paris and registered office at 30 Avenue Pierre Mendès-France-75013 Paris, France.

6	SCOTIABANK EUROPE PLC, a public limited company incorporated under the laws of England and Wales with registered number 00817692 and registered office at 201 Bishopsgate, 6th Floor, London EC2M 3NS.

Schedule 3

Schedule 2
Form of Senior Noteholder Commitment Letter
[DATE]
[●]
(the “Senior Noteholder”)
[REGISTERED ADDRESS]

Copy to:

1.	Crédit Agricole Corporate and Investment Bank (as the Transaction Agent)
9, quai du Président Paul Doumer
92920 Paris la Défense
France

2.	Deutsche Trustee Company Limited (as the Issuer Security Trustee)
Winchester House
1 Great Winchester Street
London EC2N 2DB

3.	Deutsche Bank AG, London Branch (as the Issuer Cash Manager)
Winchester House
1 Great Winchester Street
London EC2N 2DB

4.	Avis Finance Company Limited (as the Central Servicer)
Avis House, Park Road, Bracknell
Berkshire RG12 2EW

Dear Sirs
Avis Europe Fleet Securitisation – Senior Noteholder Fee Letter in relation to the Commitment Fee, Non-Utilisation Fee and Margin Letter

1	General

1.1	We refer to the Framework Agreement and the Issuer Note Issuance Facility Agreement (the “Agreements”). This is a Senior Noteholder Fee Letter.

1.2
Unless otherwise defined in this Senior Noteholder Fee Letter or the context requires otherwise, capitalised words and expressions used in this Senior Noteholder Fee Letter have the meanings ascribed to them in the Master Definitions Agreement dated on or about the date hereof, and entered

Schedule 3

into by, amongst others, the Issuer, the Issuer Security Trustee and the Transaction Agent (the “Master Definitions Agreement”) (as the same may be amended, varied or supplemented from time to time).

1.3
The provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein and as if references therein to “this Agreement” were to this Senior Noteholder Fee Letter.

1.4
Each of (i) the Issuer (a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland) and (ii) the Senior Noteholder ([insert details of registered address and company registration number or equivalent]), acknowledges the rights, duties, discretions and obligations set out within the Framework Agreement and acknowledges that this Senior Noteholder Fee Letter should be read in conjunction with the Framework Agreement.

1.5
The Common Terms shall be incorporated by reference into this Senior Noteholder Fee Letter. If there is any conflict between the Common Terms as incorporated by reference into this Senior Noteholder Fee Letter and the other provisions of this Senior Noteholder Fee Letter, the provisions of the incorporated Common Terms shall prevail to the fullest extent permitted by applicable law.

1.6
If there is any inconsistency between the definitions given in this Senior Noteholder Fee Letter and those given in the Master Definitions Agreement or any other Transaction Documents, the definitions set out in this Senior Noteholder Fee Letter will prevail.

2	Senior Noteholder Commitment
We refer to the Issuer Note Issuance Facility Agreement. The Senior Noteholder Commitment of the above named Senior Noteholder with effect from [●] is €[●].

3	Commitment Fees

3.1
The commitment fees payable to the Senior Noteholder pursuant to the Agreements (the “Commitment Fees”) amounts to [●] per cent. of the Senior Noteholder Commitment (as set out in Clause 2), being €[●] and is payable on the Initial Funding Date.

4	Non-Utilisation Fees
The Non-Utilisation Fees referred to in clause 7.4 of the Issuer Note Issuance Facility Agreement amounts to:

(a)	if the extent of the Senior Noteholder Commitment that is utilised is less than 50 per cent. of the Senior Noteholder Commitment, then [●] per cent. of the Senior Noteholder Available Commitment; and

(b)	if the extent of the Senior Noteholder Commitment that is utilised is 50 per cent. or more of the Senior Noteholder Commitment, then [●] per cent. of the Senior Noteholder Available Commitment, calculated on a daily basis, and is payable, if applicable, on each Settlement Date.

5	Senior Advance Margin

Schedule 3

5.1	We refer to the definition of “Interest Rate” in clause 1 of the Master Definitions Agreement.

5.2	The Senior Advance Margin payable to the Senior Noteholder pursuant to the Agreements amounts to:

5.2.1	if the Senior Notes are not rated by any Rating Agency approved by the Transaction Agent or if the Senior Notes (if rated) are not rated at least “A” by DBRS, [●] per cent.; and

5.2.2
if the Senior Notes are rated at least “A” by DRBS, [●] per cent., provided that such Senior Advance Margin applies from and including the Settlement Date following the date on which Senior Notes are so rated, and is payable on each Settlement Date.

6	Payments

6.1	Payment of the fees under this Senior Noteholder Fee Letter should be made to the following account:
[Account details to be inserted]

6.2	The amounts payable under this Senior Noteholder Fee Letter:

6.2.1	are non-refundable and non-creditable against other fees payable in connection with the Framework Agreement and the Issuer Note Issuance Facility Agreement; and

6.2.2	shall be paid in full, without (and free and clear of any deduction for) set-off or counterclaim.

6.3
The fees payable pursuant to this letter are exclusive of any VAT or similar charge. If any VAT or similar charge is chargeable in connection with this fee, the Issuer shall pay that VAT or similar charge at the same time as it pays this fee.

6.4
All payments shall be paid without any deduction or withholding for or on account of tax (a "Tax Deduction") unless a Tax Deduction is required by law. If a Tax Deduction is required by law to be made, the amount of the payment due shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

7	Governing law
This Senior Noteholder Fee Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.
Yours faithfully
CARFIN FINANCE INTERNATIONAL LIMITED
By:
Agreed and accepted by [SENIOR NOTEHOLDER]
By:

Schedule 3

Schedule 3
Unrestricted Senior Note Certificate
THE NOTES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND THE ISSUER HAS NOT REGISTERED AND WILL NOT REGISTER UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND ACCORDINGLY NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OF AMERICA, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND PURSUANT TO THE TRANSFER RESTRICTIONS AND OTHER RELATED REQUIREMENTS SET FORTH IN SCHEDULES 6 AND 6A TO THE ISSUER NOTE ISSUANCE FACILITY AGREEMENT AND THE SENIOR NOTEHOLDER ACCESSION DEED.
THIS CERTIFICATE MAY ONLY BE HELD BY PERSONS THAT ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT).
SERIAL NO. [●]
CARFIN FINANCE INTERNATIONAL LIMITED
(a private limited company incorporated under the laws of Ireland with registered number 463656)
(“Issuer”)
This unrestricted senior note (the “Unrestricted Senior Note”) is issued by the Issuer and is constituted by the issuer note issuance facility agreement (the “Issuer Note Issuance Facility Agreement”) dated [●] and made between, inter alios, the Issuer, Crédit Agricole Corporate and Investment Bank and [●]. This Unrestricted Senior Note is issued subject to, and with the benefit of, the terms and conditions contained in the Issuer Note Issuance Facility Agreement, which are incorporated by reference herein. Terms used herein have the respective meanings specified in the Issuer Note Issuance Facility Agreement.
THIS IS TO CERTIFY that [●] is the registered holder (the “Senior Noteholder”) of this Unrestricted Senior Note of its Senior Note Principal Amount Outstanding, as recorded in the Register. For value received, the Issuer, subject to and in accordance with the Issuer Note Issuance Facility Agreement, promises to pay to the registered holder of this Unrestricted Senior Note on the relevant Senior Advance Repayment Date amounts owing to it in the manner specified in the Issuer Note Issuance Facility Agreement.
This Unrestricted Senior Note is in registered form and is not transferable in part.
SIGNED AND DELIVERED as a deed        )
by a duly authorised attorney of         )
CARFIN FINANCE INTERNATIONAL        )
LIMITED                    )
in the presence of:                )

Witness's signature:
Witness's name

Schedule 3

(in capitals):
Witness's address
ISSUED as of [●]

Schedule 3

Schedule 3A
Restricted Senior Note Certificate
THE NOTES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND THE ISSUER HAS NOT REGISTERED AND WILL NOT REGISTER UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).
THE NOTES REPRESENTED BY THIS CERTIFICATE AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON THAT IS AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) OR A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR (B) NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE (I) UPON SIGNING-UP TO THE SENIOR NOTEHOLDER ACCESSION DEED AND DELIVERING A LETTER OF REPRESENTATION IN THE FORM SET FORTH IN THE SENIOR NOTEHOLDER ACCESSION DEED AND (II) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.
ACCREDITED INVESTORS AND QUALIFIED INSTITUTIONAL BUYERS MUST TAKE DELIVERY OF THEIR NOTES IN THE FORM OF THIS DEFINITIVE RESTRICTED CERTIFICATE.
NON-U.S. PERSONS MUST TAKE DELIVERY OF THEIR NOTES IN THE FORM OF THE DEFINITIVE RESTRICTED CERTIFICATE REPRESENTING NOTES SOLD IN RELIANCE ON REGULATION S. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE OR EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE REGISTRAR OR ANY OTHER PARTY. EACH TRANSFEREE MUST DELIVER TO THE ISSUER, THE REGISTRAR AND THE TRANSFER AGENT A LETTER OF REPRESENTATION IN THE FORM SET OUT IN THE SENIOR NOTEHOLDER ACCESSION DEED (REFERRED TO HEREIN) AT THE TIME OF ANY TRANSFER. IN ADDITION, THE ISSUER HAS THE RIGHT TO REFUSE TO HONOUR A TRANSFER OF NOTES OR ANY INTEREST THEREIN TO A PERSON WHO IS NOT IN COMPLIANCE WITH THE FOREGOING.
IN ADDITION TO THE FOREGOING, THE ISSUER HAS THE RIGHT TO COMPEL ANY NOTEHOLDER OR BENEFICIAL OWNER THAT IS A U.S. PERSON THAT IS NOT AN ACCREDITED INVESTOR OR A QUALIFIED INSTITUTIONAL BUYER TO SELL SUCH NOTES OR INTEREST THEREIN, OR MAY SELL SUCH NOTES OR INTEREST THEREIN ON BEHALF OF SUCH PERSON, AT THE LEAST OF (X) THE PURCHASE PRICE THEREFOR PAID BY THE NOTEHOLDER OR BENEFICIAL OWNER, AS THE CASE MAY BE, (Y) 100% OF THE PRINCIPAL AMOUNT THEREOF OR (Z) THE FAIR MARKET VALUE THEREOF.
EACH HOLDER OF NOTES WILL HAVE REPRESENTED, WARRANTED AND COVENANTED IN ITS LETTER OF REPRESENTATION THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THE NOTES REPRESENTED HEREBY OR AN INTEREST THEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THE NOTES REPRESENTED HEREBY OR AN INTEREST HEREIN

Schedule 3

WILL NOT BE ACTING ON BEHALF OF) AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN, WHICH PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL OR CHURCH PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
THE ISSUER HAS THE RIGHT TO COMPEL ANY NOTEHOLDER OR BENEFICIAL OWNER TO SELL SUCH NOTES OR INTEREST THEREIN, OR MAY SELL SUCH NOTES OR INTEREST THEREIN ON BEHALF OF SUCH PERSON, WHERE SUCH PERSON DOES NOT SATISFY THE REQUIREMENTS IN THE PARAGRAPH ABOVE. ANY SUCH SALE SHALL BE MADE AT THE LOWEST OF (X) THE PURCHASE PRICE THEREFOR PAID BY THE NOTEHOLDER OR BENEFICIAL OWNER, AS THE CASE MAY BE, (Y) 100% OF THE PRINCIPAL AMOUNT THEREOF AND (Z) THE FAIR MARKET VALUE THEREOF.
SERIAL NO. [●]
CARFIN FINANCE INTERNATIONAL LIMITED
(a private limited company incorporated under the laws of Ireland with registered number 463656)
(“Issuer”)
This restricted senior note (the “Restricted Senior Note”) is issued by the Issuer and is constituted by the issuer note issuance facility agreement (the “Issuer Note Issuance Facility Agreement”) dated [●] and made between, inter alios, the Issuer, Crédit Agricole Corporate and Investment Bank and [●]. This Restricted Senior Note is issued subject to, and with the benefit of, the terms and conditions contained in the Issuer Note Issuance Facility Agreement, which are incorporated by reference herein. Terms used herein have the respective meanings specified in the Issuer Note Issuance Facility Agreement.
THIS IS TO CERTIFY that [●] is the registered holder (the “Senior Noteholder”) of this Restricted Senior Note of its Senior Note Principal Amount Outstanding, as recorded in the Register. For value received, the Issuer, subject to and in accordance with the Issuer Note Issuance Facility Agreement, promises to pay to the registered holder of this Restricted Senior Note on the relevant Senior Advance Repayment Date amounts owing to it in the manner specified in the Issuer Note Issuance Facility Agreement.
This Restricted Senior Note is in registered form and is not transferable in part.
SIGNED AND DELIVERED as a deed        )
by a duly authorised attorney of         )
CARFIN FINANCE INTERNATIONAL        )
LIMITED                    )
in the presence of:                )

Witness's signature:
Witness's name
(in capitals):
Witness's address
ISSUED as of [●]

Schedule 3

Schedule 4
Mandatory Cost

1
The Mandatory Cost is an addition to the interest rate to compensate Senior Noteholders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2
On the first day of each Senior Advance Interest Period (or as soon as possible thereafter) the Transaction Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Senior Noteholder, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Transaction Agent as a weighted average of the Senior Noteholders' Additional Cost Rates (weighted in proportion to the percentage participation of each Senior Noteholder in the relevant Senior Advance) and will be expressed as a percentage rate per annum.

3
The Additional Cost Rate for any Senior Noteholder lending from a Facility Office in a Participating Member State will be the percentage notified by that Senior Noteholder to the Transaction Agent. This percentage will be certified by that Senior Noteholder in its notice to the Transaction Agent to be its reasonable determination of the cost (expressed as a percentage of that Senior Noteholder's participation in all Senior Advances made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4	The Additional Cost Rate for any Senior Noteholder lending from a Facility Office in the United Kingdom will be calculated by the Transaction Agent as follows:
in relation to a sterling Senior Advance:

AB+C(B-D)+Ex0.01	per cent. per annum
100-(A+C)
in relation to a Senior Advance in any currency other than sterling:

Ex0.01	per cent. per annum.
300
Where:

A
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Senior Noteholder is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B
is the percentage rate of interest (excluding the Senior Advance Margin and the Mandatory Cost and, if the Senior Advance is an Unpaid Sum, the additional rate of interest specified in paragraph (a) of Clause 9.7 (Default interest)) payable for the relevant Senior Advance Interest Period on the Senior Advance.

Schedule 3

C	is the percentage (if any) of Eligible Liabilities which that Senior Noteholder is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Transaction Agent on interest bearing Special Deposits.

E
is designed to compensate Senior Noteholders for amounts payable under the Fees Rules and is calculated by the Transaction Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Transaction Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5	For the purposes of this Schedule:
"Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;
“Facility Office” means the office or offices notified by a Senior Noteholder to the Transaction Agent in writing on or before the date it becomes a Senior Noteholder (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement;
"Fees Rules" means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;
"Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);
“Participating Member State” means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union; and
"Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7
If requested by the Transaction Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Transaction Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank

Schedule 3

for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8
Each Senior Noteholder shall supply any information required by the Transaction Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Senior Noteholder shall supply the following information on or prior to the date on which it becomes a Senior Noteholder:

8.1    the jurisdiction of its Facility Office; and
8.2    any other information that the Agent may reasonably require for such purpose.
Each Senior Noteholder shall promptly notify the Transaction Agent of any change to the information provided by it pursuant to this paragraph.

9
The percentages of each Senior Noteholder for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Transaction Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Senior Noteholder notifies the Transaction Agent to the contrary, each Senior Noteholder's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10
The Transaction Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Senior Noteholder and shall be entitled to assume that the information provided by any Senior Noteholder or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11
The Transaction Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Senior Noteholders on the basis of the Additional Cost Rate for each Senior Noteholder based on the information provided by each Senior Noteholder and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12
Any determination by the Transaction Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Senor Noteholder shall, in the absence of manifest error, be conclusive and binding on all Parties.

13
The Transaction Agent may from time to time, after consultation with the parties, determine and notify to all parties (including, without limitation, providing written notice to the Issuer, copied to the Issuer Cash Manager) any amendments or variations which are required to be made to the formula set out above in order to comply with any change in law or any requirements from time to time imposed by the Bank of England or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions).

Schedule 3

Schedule 5
Form of Senior Noteholder Commitment Increase Request Notice and Senior Noteholder Acknowledgement

From:	CarFin Finance International Limited as Issuer
To:	[●] as Senior Noteholders
cc:	[●] as Registrar [●] as Issuer Cash Manager [●] as Transaction Agent [●] as Issuer Security Trustee [●] as Central Servicer

Dear Sirs

1
We refer to the Issuer Note Issuance Facility Agreement (the “Agreement”) dated [●] and made between, among others, the Issuer and the Senior Noteholders. Terms defined in the Agreement shall bear the same meaning in this Senior Noteholder Commitment Increase Request Notice.

2
We hereby give you notice, pursuant to Clause 5.1 (Increase in Senior Noteholder Commitments) of the Agreement, that we wish [further] to increase the Total Senior Noteholder Commitments as follows, subject to the terms and conditions of the Agreement and the other Transaction Documents:

2.1	[Unallocated] Senior Noteholder Commitment Increase Request Amount: [●]

2.2	[Further] Response Time: [●]

3
We hereby request that each Senior Noteholder inform us by the [Further] Response Time whether such Senior Noteholder is willing [further] to increase its Senior Noteholder Commitment, and the maximum increased amount of such Senior Noteholder’s Senior Noteholder Commitment, in accordance with Clause 5.1.3 or 5.1.5 of the Agreement.

4	The Notional Commitments as at the date of this notice are as follows:

[●]:	€[●]
[●]:	€[●]
[●]:	€[●]

5	This Senior Noteholder Commitment Increase Request Notice and any non-contractual obligations arising out of or in connection with it are governed by English Law.
Yours faithfully,

Schedule 3

for and on behalf of
CARFIN FINANCE INTERNATIONAL LIMITED

Acknowledgement of Form of Commitment Increase Request Notice

From:	[name of Senior Noteholder]
To:	CarFin Finance International Limited as Issuer
cc:	[●] as Registrar [●] as Issuer Cash Manager [●] as Transaction Agent [●] as Security Trustee [●] as Central Servicer

Dear Sirs

1	[We[, name of Senior Noteholder] confirm that we are willing [further] to increase our Senior Noteholder Commitment by the following amount:
[●]]

2	[We[, name of Senior Noteholder] confirm that we are not willing to increase our Senior Noteholder Commitment]
Yours faithfully,

for and on behalf of
[Name of Senior Noteholder]

Schedule 3

Schedule 6
Selling Restrictions for Unrestricted Senior Notes

3	General
No action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Senior Notes or possession or distribution of any offering material in relation to the Senior Notes, in any country or jurisdiction where action for that purpose is required.

4	United States
To the extent that the Unrestricted Senior Notes are securities as defined in Section 2(a)(1) of the Securities Act of 1933 then the following selling restrictions apply.

4.1	No registration under the United States Securities Act of 1933, as amended (the “Securities Act”)

(c)
The Senior Notes have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States or jurisdiction and, subject to certain exceptions, may not be offered and sold within the United States or to or for the benefit of US persons, as defined under Regulation S under the Securities Act (“Regulation S”). In addition, the Issuer has not been and will not be registered as an investment company under the United States Investment Company Act of 1940, as amended.

(d)
Unless and to the extent otherwise expressly agreed with the Issuer, the Senior Notes may be offered and sold only outside the United States pursuant to and in reliance upon Regulation S to, or for the account or benefit of, persons who are not U.S. Persons (as defined in Regulation S) in Offshore Transactions (as defined in Regulation S).

(e)
Notwithstanding the foregoing, Senior Notes may be transferred to Eligible U.S. Persons pursuant to the Issuer Note Issuance Facility Agreement and the requirements for the same set forth in this Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and Schedule 6A (Selling Restrictions for Restricted Senior Notes) thereof and subject to the transfer restrictions set forth in the Senior Noteholder Accession Deed.

4.2	Compliance by Issuer with United States securities laws
The Issuer represents, warrants and agrees that:

(i)
neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) has offered or sold, or will offer or sell, any Senior Note in any circumstances which would require the registration of any of the Senior Notes under the Securities Act;

(ii)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S) with respect to the Senior Note;

(iii)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Senior Note in the United States; and

Schedule 3

(iv)
it is a “foreign issuer” (as such term is defined in Regulation S) which reasonably believes that there is no “substantial US market interest” (as such term is defined in Regulation S) in its debt securities (as defined in Regulation S).

4.3	Interpretation
Terms used in paragraphs 4.1 and 4.2 above have the meanings given to them by Regulation S under the Securities Act.

Schedule 3

Schedule 6A
Selling Restrictions for Restricted Senior Notes

Schedule 3

1	General
No action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Senior Notes or possession or distribution of any offering material in relation to the Senior Notes, in any country or jurisdiction where action for that purpose is required.

2	United States
To the extent that the Restricted Senior Notes are securities as defined in Section 2(a)(1) of the Securities Act of 1933 then the following selling restrictions apply.

2.1	No registration under the United States Securities Act of 1933, as amended (the “Securities Act”)

(f)
The Senior Notes have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States or jurisdiction and, subject to certain exceptions, may not be offered, sold, pledged or otherwise transferred except to a person that is (A) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (B) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act, in either case, that is acquiring the Senior Notes for its own account for investment purposes and not with a view to, or for the offer or sale in connection with, any distribution thereof and it has not been formed for the purpose of investing in the Senior Notes (unless each beneficial owner of such investment is a qualified institutional buyer or an accredited investor).

(g)	In addition, the Issuer has not been and will not be registered as an investment company under the United States Investment Company Act of 1940, as amended.

(h)
Notwithstanding the foregoing, Senior Notes may be transferred to non-U.S. Persons pursuant to the Issuer Note Issuance Facility Agreement and the requirements for the same set forth in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) and this Schedule 6A (Selling Restrictions for Restricted Senior Notes) thereof and subject to the transfer restrictions set forth in the Senior Noteholder Accession Deed.

2.2	Compliance by Issuer with United States securities laws
The Issuer represents, warrants and agrees that:

(v)
neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) has offered or sold, or will offer or sell, any Senior Note in any circumstances which would require the registration of any of the Senior Notes under the Securities Act;

(vi)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S) with respect to the Senior Notes; and

(vii)
neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Senior Note in the United States).

Schedule 3

Schedule 7
Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Unrestricted Senior Notes

To:	[●] as Issuer
To:	[●] as Issuer Cash Manager (on behalf of the Issuer)
To:	[●] as Transaction Agent
To:	[●] as Registrar
To:	[●] as Central Servicer

We refer to:

(1)	the Issuer Note Issuance Facility Agreement dated [●] and made between, amongst others, the Initial Senior Noteholders, the Issuer and the Transaction Agent (such terms as defined therein); and

(2)	the variable funding note issued to a non-U.S. person pursuant to Regulation S as of [●] with Serial Number [●] (the “Unrestricted Senior Note”) of CarFin Finance International Limited.
For Value Received      being the Registered Holder of an Unrestricted Senior Note, hereby transfers to
of

•	€[●] in Senior Note Principal Amount Outstanding

•	€[●] in Senior Noteholder Commitment

•	in consideration of €[●] as the purchase price payable
[We irrevocably request and authorise [●] (the “Registrar”), in its capacity as registrar in relation to the Senior Note (or any successor) to record the transfer of Senior Note Principal Amount Outstanding by means of appropriate entries in the register kept by it.][Delete if transfer of Senior Noteholder Commitment only]
Location of branch of Transferee Senior Noteholder: [●]
The Transferee Senior Noteholder confirms that it is a non-U.S. person, a Qualifying Senior Noteholder and, in the case of a Senior Noteholder who satisfies the condition in paragraph A of the definition of “Qualifying Senior Noteholder”, it has completed and attached a Quoted Eurobond WHT Form.

Schedule 3

Dated: [●]

By:	(duly authorised)
[Name of Transferor Senior Noteholder]

Dated: [●]

By:	(duly authorised) [Name of Transferee Senior Noteholder]

Acknowledged by the Registrar:
Dated: [●]

[Registrar]
By:

Schedule 3

Schedule 7A
Form of Transfer of Senior Note Principal Amount Outstanding and/or Senior Noteholder Commitment for Restricted Senior Notes

To:	[●] as Issuer
To:	[●] as Issuer Cash Manager (on behalf of the Issuer)
To:	[●] as Transaction Agent
To:	[●] as Registrar
To:	[●] as Central Servicer

We refer to:

(1)	the Issuer Note Issuance Facility Agreement dated [●] and made between, amongst others, the Initial Senior Noteholders, the Issuer and the Transaction Agent (such terms as defined therein); and

(2)
the variable funding note issued to an Eligible U.S. Person pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as of [●] with Serial Number [●] (the “Restricted Senior Note”) of CarFin Finance International Limited.

For Value Received      being the Registered Holder of a Restricted Senior Note, hereby transfers to
of

•	€[●] in Senior Note Principal Amount Outstanding

•	€[●] in Senior Noteholder Commitment

•	in consideration of €[●] as the purchase price payable
[We irrevocably request and authorise [●] (the “Registrar”), in its capacity as registrar in relation to the Senior Note (or any successor) to record the transfer of Senior Note Principal Amount Outstanding by means of appropriate entries in the register kept by it.][Delete if transfer of Senior Noteholder Commitment only]
Location of branch of Transferee Senior Noteholder: [●]
The Transferee Senior Noteholder has signed the Senior Noteholder Accession Deed or delivered the “Letter of Representation” in the form set forth therein and confirms that it is a Qualifying Senior Noteholder and, [in the case of a Senior Noteholder who satisfies the condition in paragraph A of the definition of “Qualifying Senior Noteholder”, it has completed and attached a Quoted Eurobond WHT Form].

Schedule 3

Dated: [●]

By:	(duly authorised)
[Name of Transferor Senior Noteholder]

Dated: [●]

By:	(duly authorised) [Name of Transferee Senior Noteholder]

Acknowledged by the Registrar:
Dated: [●]

[Registrar]
By:

Schedule 3

Schedule 8
Form of the Register
Register for each Senior Note

Number	Date of Issuance	Senior Noteholder Name	Senior Noteholder Address and bank account details for payment	Senior Noteholder Group	Initial Principal Amount	Date of transfer of Senior Note Principal Amount Outstanding	Date, Amount and Reference Number of each Senior Note Advance	Senior Note Principal Amount Outstanding after Senior Note Advance	Date of Repayment Prepayment or transfer of Senior Note Principal Amount Outstanding	Senior Note Principal Amount Outstanding after Repayment, Prepayment or Transfer	Date of payment of interest on Senior Note and Amount of interest	Status of Senior Note (i.e. “Unrestricted” and able to be sold only to non-U.S. persons or “Restricted” and able to be sold only to U.S. persons)

Schedule 3

Schedule 9
Quoted Eurobond WHT Form
Interest on Quoted Eurobonds
Declaration of residence outside Ireland for the purposes of
Section 64(7) Taxes Consolidation Act 1997
Before completing this declaration, please consult the notes overleaf in relation to residence.

Declaration on own behalf
I/we/the company* declare that I am/we are/the company* is beneficially entitled to the interest in respect of which this declaration is made and that

•	I am/we are/the company is* not resident in Ireland, and

•	should I/we/the company* become resident in Ireland I will/we will* so inform you, in writing, accordingly.
*Delete as appropriate

Declaration on behalf of beneficial owner2
I/we/the company* being the person to whom the interest is payable declare:

•	that the person(s) named below is/are beneficially entitled to the interest to which this declaration refers;

•	that the person(s) who is/are beneficially entitled to the interest is/are not resident in Ireland; and

•	I/we/the company* will inform you in writing if I/we/the company* become aware that the beneficial owner(s) of the interest becomes resident in Ireland.
*Delete as appropriate

Schedule 3

Name and address of beneficial owner:_______________________________________________

______________________________________________________________________________
Country of residence: ____________________________________________________________
Name and address of the person to whom the interest is payable on behalf of the beneficial owner, (where applicable):___________________________________________________________
________________________________________________________________________________
Signature of declarer: _________________________    Capacity:_______________________
IMPORTANT NOTES
This is a Revenue authorised declaration. It is subject to inspection by Revenue. It is an offence to make a false declaration.
A relevant person is:
the person by or through whom the interest is paid, or
a banker or any other person in the State who receives or obtains payment of Eurobond interest for another person by means of presenting coupons, or a bank in the state which sells or otherwise realises coupons and pays over the proceeds to another person or carries them into an account for another person, or a dealer in coupons who purchases coupons.
Residence - Individual
An individual will be regarded as being resident in Ireland for a tax year if s/he:

1.	spends 183 days or more in the State in that tax year; and

2.	has a combined presence of 280 days in the State, taking into account the number of days spent in the State in that tax year together with the number of days spent in the State in the preceding year.
Presence in a tax year by an individual of not more than 30 days in the State will not be reckoned for the purpose of applying the two-year test. Presence in the State for a day means the personal presence of an individual at the end of the day (midnight). From 1 January 2009, presence in the State for a day means the personal presence of an individual at any time during the day.

Schedule 3

Residence – Company
A company which has its central management and control in Ireland (the State) is resident in the State irrespective of where it is incorporated. A company which does not have its central management and control in Ireland but which is incorporated in the State is resident in the State except where:

•
the company or a related company carries on a trade in the State, and either the company is ultimately controlled by persons resident in EU Member States or countries with which the Republic of Ireland has a double taxation treaty, or the company or a related company are quoted companies on a recognised Stock Exchange in the EU or in a tax treaty country; or

•	the company is regarded as not resident in the State under a double taxation treaty between the Republic of Ireland and another country.
It should be noted that the determination of a company’s residence for tax purposes can be complex in certain cases and declarants are referred to the specific legislative provisions which are contained in section 23A Taxes Consolidation Act, 1997.

Schedule 3

EXECUTION PAGE
Issuer
SIGNED by a duly authorised attorney of
CARFIN FINANCE INTERNATIONAL LIMITED

By: …………………………………….

Name:
Title:

Issuer Security Trustee
SIGNED by
DEUTSCHE TRUSTEE COMPANY LIMITED
By:

Name:
Title:

By:

Name:
Title:

Issuer Cash Manager
SIGNED by
DEUTSCHE BANK AG, LONDON BRANCH
By:

Name:
Title:

Schedule 3

By:

Name:
Title:

Transaction Agent

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: …………………………………….

Name:
Title:

Registrar

DEUTSCHE BANK LUXEMBOURG S.A.

By: …………………………………….

Name:
Title:

By:.......................................................

Name:
Title:

Initial Senior Noteholder

For and on behalf of
BANK OF AMERICA NATIONAL ASSOCIATION,
LONDON BRANCH (as an Initial Senior Noteholder)

Schedule 3

By: …………………………………….

Authorised Signatory:

Schedule 3

Initial Senior Noteholder

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (as an Initial Senior Noteholder)

By: …………………………………….

Name:
Title:

Initial Senior Noteholder

DEUTSCHE BANK AG, LONDON BRANCH (as an Initial Senior Noteholder)
By:

Name:
Title:

By:

Name:
Title:

Initial Senior Noteholder

NATIXIS (as an Initial Senior Noteholder)

By: …………………………………….

Name:
Title:

Schedule 3

Initial Senior Noteholder

SCOTIABANK EUROPE PLC (as an Initial Senior Noteholder)

By: …………………………………….

Name:
Title:

By: …………………………………….

Name:
Title:

Schedule 4

Schedule 4: Amended and Restated Form of Senior Noteholder Accession Deed
Part 2 – Form of Senior Noteholder Accession Deed

To:	CarFin Finance International Limited [Issuer Security Trustee] [Issuer Cash Manager] [Registrar] [existing Senior Noteholders]
Copy:	[Transaction Agent] [Central Servicer]
From:	[Acceding Senior Noteholder/Replacement Senior Noteholder]
Dated:	[●]

1
We refer to the framework deed between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [●] (the “Framework Agreement”), the Issuer Note Issuance Facility Agreement dated [●] between, among others, the Issuer, the Issuer Security Trustee and the Senior Noteholders (the “Issuer Note Issuance Facility Agreement”), the issuer deed of charge between, among others, the Issuer and the Issuer Security Trustee dated [●] (the “Issuer Deed of Charge”) and the master definitions agreement between, among others, the Issuer, the Issuer Security Trustee, the FleetCos and the FleetCo Security Agent dated [●] (the “Master Definitions Agreement”).

2	This is a Senior Noteholder Accession Deed.

3
[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] of [address/ registered office] agrees to become [an Acceding Senior Noteholder]/[a Replacement Senior Noteholder] and to be bound as a Senior Noteholder by and to benefit from the terms of the Issuer Deed of Charge, the Issuer Note Issuance Facility Agreement, the Framework Agreement and the other Issuer Transaction Documents to which the Senior Noteholders are a party as a Senior Noteholder on and from [date] pursuant to Clause 11 (Additional Issuer Secured Creditors and accession of Liquidation Agent) of the Framework Agreement and Clause 21 (Changes to the Parties) of the Issuer Note Issuance Facility Agreement.

4
The administrative details of the [Acceding Senior Noteholder]/[Replacement Senior Noteholder] and the [Acceding Senior Noteholder]/[Replacement Senior Noteholder]'s Commitment for the purposes of the Issuer Note Issuance Facility Agreement, the Framework Agreement, the Issuer Deed of Charge and other Issuer Transaction Documents are set out in the Schedule hereto.

5	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges, represents and agrees that:

Schedule 4

5.1
The Senior Notes have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state of the United States or any other relevant jurisdiction, and the Issuer has not been and will not be registered as an investment company under the United States Investment Company Act of 1940, as amended (the “Investment Company Act”). Accordingly, the Senior Notes may not be offered, sold, pledged or otherwise transferred except in accordance with the Issuer Note Issuance Facility Agreement;

5.2	If it is a person that is not a “U.S. Person” as defined in Regulation S under the Securities Act, then:

(i)	it is acquiring the Senior Notes in reliance on the exemption from registration pursuant to Regulation S under the Securities Act;

(ii)	it is acquiring the Senior Notes for its own account or for one or more accounts, each of which is a non-U.S. Person and as to each of which it exercises sole investment discretion;

(iii)	it will comply with the selling restrictions contained in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) to the Issuer Note Issuance Facility Agreement;

(ix)
neither it nor any of its affiliates nor any person acting on its or its affiliates’ behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Senior Notes;

5.3	If it is a “U.S. Person” as defined in Regulation S under the Securities Act, then:

(i)
it is (A) an “accredited investor” within the meaning of Rule 501(a) under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or (B) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, in either case, that is acquiring the Senior Notes for its own account for investment purposes and not with a view to, or for the offer or sale in connection with, any distribution thereof;

(ii)
neither it nor any of its affiliates nor any person acting on its or its affiliates’ behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) in connection with any offer or sale of Senior Notes;

(iii)	it has not been formed for the purpose of investing in the Senior Notes (unless each beneficial owner of such investment is a qualified institutional buyer or an accredited investor);

5.4
It understands that the Senior Notes are being sold to it pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It has made its investment in the Senior Notes for its own account for investment and not with a view to the offer, sale or distribution thereof, in whole or in part, and it shall not assign or transfer any of its rights or obligations thereunder or hereunder except in compliance with Clause 20 (Binding Effect) and the other relevant provisions of the Issuer Note Issuance Facility Agreement to an Acceding Senior Noteholder who accedes to the Issuer Note Issuance Facility Agreement, the Framework

Schedule 4

Agreement and the Issuer Deed of Charge by duly executing a Senior Noteholder Accession Deed substantially in the form of this Senior Noteholder Accession Deed;

5.5
It has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investments in the Senior Notes, and it is (and any accounts for which it is acting are, if applicable) able to bear the economic risk of its (or their, if applicable) investment;

5.6
It is not an entity that, immediately subsequent to its purchase or other acquisition of a beneficial interest in the Senior Notes, will have invested more than 40 per cent. of its assets in beneficial interests in the Senior Notes and/or in other securities of the Issuer (unless all of the beneficial owners of such entity's securities are qualified institutional buyers);

5.7
It is not, and is not acting on behalf of or with the assets of (and, for so long as it is an Acceding Senior Noteholder/a Replacement Senior Noteholder, will not be, and will not be acting on behalf of) (A) an "employee benefit plan" as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan described in section 4975 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or an entity that is deemed to hold the assets of any such plan pursuant to 29 C.F.R. Section 2510.3-101, which entity or plan is subject to section 406 of ERISA or Code section 4975, or (B) a governmental, church or non-U.S. plan that is subject to any United States federal, state or local law that is similar to the prohibited transaction provisions of section 406 of ERISA or Code section 4975;

5.8	It has received adequate information concerning the Issuer and the Senior Notes to make an informed investment decision with respect to its purchase of the Senior Notes; and

5.9	It is a Qualifying Senior Noteholder.

6
[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges that each of the Issuer and the Issuer Security Trustee reserves the right prior to any assignment or transfer of the Senior Notes pursuant to the Issuer Note Issuance Facility Agreement to require the delivery of such certifications, legal opinions and other information as the Issuer or the Issuer Security Trustee may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions, including delivery of a Letter of Representation in the form set forth herein (which all subsequent purchasers and or transferees shall be required to deliver). This is also the form of Letter of Representation referred to in the Issuer Note Issuance Facility Agreement.

7
[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges and agrees that, in the event that at any time the Issuer determines (or is notified by a person acting on behalf of the Issuer) that such Senior Noteholder was in breach, at the time given or deemed to be given, of any of the representations or agreements set forth above or otherwise determines that any transfer or other disposition of any Senior Notes would, in the sole determination of the Issuer or the Issuer Security Trustee acting on behalf of the Issuer, require the Issuer to register as an “investment company” under the provisions of the Investment Company Act, such purchase or other transfer will be void ab initio and will not be honoured by the Issuer.

8
[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] acknowledges that (i) it has been afforded an opportunity to request and to review, and has received, all information considered by it to be necessary in connection with its investment in the Issuer Note Issuance

Schedule 4

Facility Agreement, (ii) it has made its own independent investigation of the merits of the investment made by it herein and it has not relied on any other person or entity in connection with such investigation, (iii) no person has been authorised to give any information or to make any representation regarding the Senior Notes, and, if given or made, any such information or representation should not be relied upon as having been authorised, and (iv) it has consulted its own business, legal and tax advisers for investment, legal and tax advice and as to the desirability and consequences of its investment in the Senior Notes.

9	[Name of Acceding Senior Noteholder]/[Replacement Senior Noteholder] agrees to execute any relevant fee letter, as required, on or about the date of this Senior Noteholder Accession Deed.

10	This Senior Noteholder Accession Deed is an Issuer Transaction Document.

11
The Framework Agreement, the Issuer Note Issuance Facility Agreement, the Issuer Deed of Charge, this Senior Noteholder Accession Deed and any non-contractual obligations arising out of or in connection with them are governed by English law.

EXECUTED and DELIVERED as a DEED by [ACCEDING SENIOR NOTEHOLDER] /[REPLACEMENT SENIOR NOTEHOLDER] as [Acceding Senior Noteholder]/[Replacement Senior Noteholder]
Authorised Signatory:
Authorised Signatory:

Schedule 4

THE SCHEDULE
[ACCEDING SENIOR NOTEHOLDER]/[REPLACEMENT SENIOR NOTEHOLDER] COMMITMENT

[Acceding]/[Replacement] Senior Noteholder	Senior Noteholder Commitment (in Euro)
[Name]	[●]
[Name]	[●]

Administrative details of the [Acceding Senior Noteholder]/[Replacement Senior Noteholder]
[insert address for notices and payment details etc.]

Schedule 4

Form of Letter of Representation
Dear Sirs:

We are delivering this letter in connection with the undersigned’s proposed purchase of the principal amount set out above the undersigned’s signature of the Notes of CarFin Finance International Limited (the “Issuer”) issued on [●] (the “Senior Notes”).
In connection with my/our proposed purchase of Senior Notes I/we confirm that:

1	I am/We are (check applicable box):
□ (A) an “accredited investor” within the meaning of Rule 501(a) under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act that is acquiring the Senior Notes for its own account for investment purposes and not with a view to, or for the offer or sale in connection with, any distribution thereof and it has not been formed for the purpose of investing in the Senior Notes (unless each beneficial owner of such investment is a qualified institutional buyer or an accredited investor).
□ (B) a non-U.S. person (as defined in Regulation S under the Securities Act (“Regulation S”)) purchasing the Senior Notes in an offshore transaction (as defined in Regulation S) in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act.
I/We acknowledge that the following provisions of this letter apply to me/us depending on our status as selected by me/us as set out above.

For U.S. Persons (as defined in Regulation S under the Securities Act):

2
I/We understand that the Senior Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Senior Notes have not been and will not be registered under the Securities Act (and accordingly the Senior Notes constitute “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”), and I/we agree that if in the future I/we decide to offer, resell, pledge or otherwise transfer such Senior Notes or any beneficial interest in such Senior Notes, such Senior Notes or any beneficial interest therein may be offered, resold, pledged or otherwise transferred only to persons who sign-up the Senior Noteholder Accession Deed and deliver to the Issuer, the Registrar and the Transfer Agent a letter of representation in the form attached to the Senior Noteholder Accession Deed and pursuant to an exemption from the registration requirements of the Securities Act or in accordance with Rule 144.

3	I/we understand that the Issuer has not registered under the Investment Company Act.

4
I/we will notify any purchaser of Senior Notes from us of the resale restrictions and the requirement in paragraph 2 to deliver a letter of representation. I/We understand and agree that any purported transfer of the Senior Notes to a purchaser that does not comply with such requirement shall be

Schedule 4

null and void ab initio and the Issuer will have the right to direct the purchaser to transfer its Senior Notes to a person who meets the foregoing criteria and who delivers the required letter of representation.

5
I/We further understand that any Senior Notes acquired by me/us will be in the form of individual definitive physical certificates and that the Note Certificate representing the Senior Notes will bear the legend set forth in the form of Restricted Senior Note Certificate.

6
I/We nor any of my/our affiliates nor any person acting on my/our or my/our affiliates’ behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) in connection with any offer or sale of Senior Notes.

7
I am/We are acquiring the Senior Notes for my/own account and not with a view to distribution thereof or with any present intention of offering or selling any of the Senior Notes or any other disposition thereof in violation of the Securities Act.

8
I/We understand that the Issuer has the right to compel any Senior Noteholder or beneficial owner that is a U.S. person that is not an “accredited investor” or a “qualified institutional buyer” to sell such Senior Notes or interest therein, or may sell such Senior Notes or interest therein on behalf of such owner, at the least of (x) the purchase price therefor paid by the Senior Noteholder or beneficial owner, as the case may be, (y) 100 per cent. of the principal amount thereof or (z) the fair market value thereof.

For non-U.S. persons (as defined in Regulation S under the Securities Act):

9
I/We understand that I am/we are acquiring the Senior Notes in reliance on the exemption from registration pursuant to Regulation S under the Securities Act for my/our own account or for one or more accounts, each of which is a non-U.S. Person and as to each of which I/we exercise sole investment discretion.

10
I/We understand that the Senior Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Senior Notes have not been and will not be registered under the Securities Act, and I/we agree that if in the future I/we decide to offer, resell, pledge or otherwise transfer such Senior Notes or any beneficial interest in such Senior Notes, such Senior Notes may be offered, resold, pledged or otherwise transferred only to a person who I/we reasonably believe is (a) an accredited investor or qualified institutional buyer in reliance on an exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) or (b) to non-U.S. persons in an “offshore transaction” in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction and subject to the provisions of the Senior Noteholder Accession Deed and the Issuer Note Issuance Facility Agreement, including complying with the selling restrictions contained in Schedule 6 (Selling Restrictions for Unrestricted Senior Notes) to the Issuer Note Issuance Facility Agreement.

Schedule 4

11
I/We confirm that neither I/we nor any of my/our affiliates nor any person acting on my/our affiliates’ behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Senior Notes.

12	I/we understand that the Issuer has not registered under the Investment Company Act.

13
I/We understand and agree that any purported transfer of the Senior Notes to a purchaser that does not comply with the requirements of the foregoing resale restrictions shall be null and void ab initio and the Issuer will have the right to direct the purchaser to transfer its Senior Notes to a person who meets the foregoing criteria.

For all transferees:

14
I/We have received a copy of the Transaction Documents and acknowledge that I/we have had all access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of the Issuer and received answers thereto as I/we deem necessary in connection with my/our decision to purchase the Senior Notes. I/We acknowledge that (a) none of the Issuer, the Arranger, other transaction parties or any subsidiary, holding or associated company of any of them (including any directors, officers or employees thereof) is acting as a fiduciary or financial or portfolio manager for the purchaser; (b) the purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Arranger, any other transaction party or any subsidiary, holding or associated company of any of them (including any directors, officers or employees thereof) other than in the Issuer Note Issuance Facility Agreement and any representations expressly set forth in a written agreement with such party; (c) none of the Issuer, the Arranger, other transaction parties, any Agent or any subsidiary, holding or associated company of any of them (including any directors, officers or employees thereof) has given to the purchaser (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) as to an investment in the Senior Notes and (d) the purchaser has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Arranger, the other Transaction Parties, any Agent or any subsidiary, holding or associated company of any of them (including any directors, officers or employees thereof).

15
I/We have such knowledge and experience in financial and business matters that I am/we are capable of evaluating the merits and risks of purchasing the Senior Notes, and I/we can bear the economic risk of my/our investment in the Senior Notes.

16
I/We are not, and are not acting on behalf of or using assets of, (i) an employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”), (ii) a plan subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (iii) any

Schedule 4

governmental or church plan subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, or (iv) an entity any of whose assets are treated as assets of any such plan.

17
I/We understand that the Issuer has the right to compel any Senior Noteholder or beneficial owner to sell its Senior Notes or interest therein, or may sell such Senior Notes or interest therein on behalf of such person, where such person is, or is acting on behalf of or using assets of, (i) an employee benefit plan subject to ERISA, (ii) a plan subject to Section 4975 of the Code, (iii) any governmental or church plan subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, or (iv) an entity any of whose assets are treated as assets of any such plan.

18	I/We are not purchasing the Senior Notes in order to reduce my/our U.S. federal income tax liability or pursuant to a tax avoidance plan.

I/We acknowledge that you will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements set forth herein, and I/we agree to notify you promptly in writing if any of my/our acknowledgments, representations or warranties herein ceases to be accurate and complete. I/We hereby agree that this letter or a copy thereof may be produced to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
I/We understand that there may be certain consequences under United States and other tax laws resulting from an investment in the Senior Notes and I/we have made such investigation and have consulted such tax and other advisors with respect thereto as I/we deem appropriate.
I/We hereby certify that all necessary action has been taken to authorise the purchase of the Senior Notes and the execution of this letter.
THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This letter relates to €__________________ principal amount of the Senior Notes.
_________________________
    (Name of Purchaser)
By:_____________________
Name:
Title:
Address:

Schedule 5

Schedule 5
Priorities of Payments

Schedule 5

Part 1 – Issuer Revolving Period Priority of Payments
On each Settlement Date during a Revolving Period, the Issuer Cash Manager shall instruct the Issuer Account Bank to:
(A)    apply the Issuer Available Funds on each Settlement Date; and

(B)
in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of the Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount), as follows (such order being the “Issuer Revolving Period Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)
firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account;

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Share Trustee;

Schedule 5

(v)	the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings;

(vi)
the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange; and

(vii)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(viii)
the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)
interest due and payable in respect of the Senior Notes and any indemnity payments (but excluding any indemnity payments specified in item (i) below), costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)
all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)
sixthly, to credit the Issuer Reserve Account to the extent that the aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is less than the Issuer Reserve Required Amount;

(g)	seventhly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(h)
eighthly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(i)	ninthly, in payment or satisfaction of indemnity payments due and payable to the applicable Conduit Senior Noteholder(s) in respect of any Currency Hedging Breakage Cost;

(j)	tenthly, in payment or satisfaction of interest due and payable in respect of the Issuer Subordinated Facility Agreement, provided that no such payment shall be made if:

(i)
the Transaction Agent, following confirmation from the Central Servicer in the Monthly Central Servicing Report to the Transaction Agent, confirms by 10:00 a.m. (CET) on the relevant Information Date immediately before such Settlement Date to the Issuer Cash Manager that the Issuer Borrowing Base Test would not be satisfied immediately after such payment; and

Schedule 5

(ii)	the aggregate of the amount standing to the credit of the Issuer Reserve Account and the Available LC Commitment Amount is less than the Issuer Reserve Required Amount;

(k)
eleventhly, in payment or satisfaction of principal due and payable in respect of the Issuer Subordinated Facility Agreement, provided that such payment shall be made pursuant to the terms of the Issuer Subordinated Facility Agreement;

(l)
twelfthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above;

(m)
thirteenthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above); and

(n)	fourteenthly, to retain any excess in the Issuer Transaction Account.

Schedule 5

Part 2 – Issuer Scheduled Amortisation Period Priority of Payments
On each Settlement Date during the Scheduled Amortisation Period, the Issuer Cash Manager shall instruct the Issuer Account Bank to:

(A)	apply the Issuer Available Funds on each Settlement Date; and

(B)
in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount), as follows (such order being the “Issuer Scheduled Amortisation Period Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)
firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account; and

Schedule 5

(iv)	the fees, costs, charges, expenses and liabilities due and payable to independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings;

(v)
the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange;

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(vii)
the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)
interest due and payable in respect of the Senior Notes and any indemnity payments (but excluding any indemnity payments specified in item (i) below), costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)
all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)	sixthly, to credit the Issuer Reserve Account to the extent that the amount standing to the credit of the Issuer Reserve Account is less than the Issuer Reserve Required Amount;

(g)	seventhly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(h)
eighthly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(i)	ninthly, in payment or satisfaction of indemnity payments due and payable to the applicable Conduit Senior Noteholder(s) in respect of any Currency Hedging Breakage Cost;

(j)	tenthly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(k)
eleventhly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above; and

(l)
twelfthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

Schedule 5

Part 3 – Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments
On each Settlement Date during the Rapid Amortisation Period but before delivery of an Issuer Enforcement Notice, the Issuer Cash Manager shall instruct the Issuer Account Bank to:

(A)	apply the Issuer Available Funds on each Settlement Date; and

(B)
in the case of amounts below which are expected to become due and payable on any date after the relevant Settlement Date but before the next following Settlement Date, make provision on such Settlement Date for application of Issuer Available Funds (provided that such provisioned amounts are credited by the Issuer on such Settlement Date into the reserve ledger of the Issuer Transaction Account and such provisioned amounts shall be excluded from the Issuer Excess Cash Amount), as follows (such order being the “Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)
firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction of any Tax for which the Issuer is primarily liable to the appropriate tax authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	the Issuer Profit Amount which shall be paid to the Issuer Domestic Account; and

Schedule 5

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings;

(v)
the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange;

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the outstanding Senior Notes; and

(vii)
the fees, costs, charges, expenses and liabilities due and payable to the Central Servicer, provided that the Central Servicer’s appointment has not been terminated or the Central Servicer has not served a resignation notice, in each case, in accordance with clause 13 (Servicer Termination Events) of the Central Servicing Agreement;

(e)	fifthly, in payment or satisfaction, pari passu and pro rata, of:

(i)
interest due and payable in respect of the Senior Notes and any indemnity payments (but excluding any indemnity payments specified in item (h) below), costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)
all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(f)	sixthly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(g)
seventhly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(h)	eighthly, in payment or satisfaction of indemnity payments due and payable to the applicable Conduit Senior Noteholder(s) in respect of any Currency Hedging Breakage Cost;

(i)	ninethly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(j)
tenthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above; and

(k)
eleventhly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

Schedule 5

Part 4 – Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments
During the Rapid Amortisation Period but after delivery of an Issuer Enforcement Notice, the Issuer Security Trustee (or the Issuer Cash Manager on its behalf) shall apply amounts received by it in connection with the realisation or enforcement of the Issuer Security as follows (such order being the “Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments”), in each case only if and to the extent that the items of a higher priority have been paid or satisfied in full:

(a)
firstly, in payment or satisfaction of the fees, costs, charges, expenses and liabilities due and payable to the Issuer Security Trustee under the Issuer Deed of Charge or any other Transaction Document or any Receiver;

(b)	secondly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Transaction Agent under the relevant Issuer Transaction Documents;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the Registrar under the relevant Issuer Transaction Documents;

(iii)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Account Bank under the Issuer Account Bank Agreement; and

(iv)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement;

(c)	thirdly, in payment or satisfaction, pari passu and pro rata, of:

(i)	the fees, costs, charges, expenses and liabilities due and payable to the Issuer Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(ii)	the fees, costs, charges, expenses and liabilities due and payable to the FleetCo Holdings Corporate Services Provider under the Issuer and FleetCo Holdings Corporate Services Agreement;

(iii)	any Tax for which the Issuer is primarily liable to the appropriate authorities (other than any corporate Tax payable out of the Issuer Profit Amount);

(iv)
if directed by the Issuer Security Trustee, the fees, costs, charges, expenses and liabilities due and payable to the independent accountants, auditors, legal advisers and Tax advisers of the Issuer and FleetCo Holdings, provided that if the Issuer Security Trustee has received duly documented evidence that such fees, costs, charges, expenses and liabilities are properly due and payable, the Issuer Security Trustee (acting in accordance with paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of Error! Reference source not found. (Issuer Intercreditor Terms) hereto) shall give such direction, subject as provided in the last paragraph below;

Schedule 5

(v)
the fees, costs, charges and expenses due and payable to the Channel Islands Stock Exchange and the Listing Sponsor for the purposes of maintaining the listing of the outstanding Senior Notes on the Channel Islands Stock Exchange; and

(vi)	the fees, costs, charges and expenses due and payable to the relevant Rating Agencies for the purposes of rating and maintaining the rating(s) of the Outstanding Senior Notes;

(d)	fourthly, in payment or satisfaction, pari passu and pro rata, of:

(i)
interest (other than default interest set out in (i) paragraph (i)(b)(y) of the definition of “Subscriber’s Cost of Funds” or (ii) clause 9.7 (Default Interest) of the Issuer Note Issuance Facility Agreement) due and payable in respect of the Senior Notes and any indemnity payments (but excluding any indemnity payments specified in item (h) below), costs, liabilities, charges and expenses due and payable to the Senior Noteholders;

(ii)	commitment fees due and payable to the Senior Noteholders; and

(iii)
all scheduled amounts (other than any amounts in respect of termination payments or other unscheduled amounts, final or scheduled exchange payments) payable to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(e)	fifthly, in payment or satisfaction of principal due and payable in respect of the Senior Notes;

(f)
sixthly, in payment or satisfaction, pari passu and pro rata, of default interest set out in (i) paragraph (i)(b)(y) of the definition of “Subscriber’s Cost of Funds” or (ii) clause 9.7 (Default Interest) of the Issuer Note Issuance Facility Agreement due and payable in respect of the Senior Notes;

(g)
seventhly, in payment or satisfaction, pari passu and pro rata, of all termination payments or other unscheduled amounts, final or scheduled exchange payments to the Issuer Hedge Counterparties under the Issuer Hedging Agreements;

(h)	eighthly, in payment or satisfaction of indemnity payments due and payable to the applicable Conduit Senior Noteholder(s) in respect of any Currency Hedging Breakage Cost;

(i)	ninthly, in payment or satisfaction of interest and principal due and payable in respect of the Issuer Subordinated Facility Agreement;

(j)
tenthly, in payment or satisfaction of any amounts due and payable by the Issuer to the Issuer Secured Creditors under the Issuer Transaction Documents other than amounts paid in accordance with any paragraph above;

(k)
eleventhly, in payment or satisfaction of the Issuer Profit Amount which shall be paid to the Issuer Domestic Account (to the extent such amounts are not paid or satisfied under paragraph (c)(iii) above); and

(l)
twelfthly, in payment or satisfaction of any amounts due and payable by the Issuer to any other parties (including, without limitation, any unsecured third party other than amounts paid in accordance with any paragraph above).

For the purposes of this Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments, in respect of any payment under paragraph (c)(iv) above which may only be made if directed by the

Schedule 5

Issuer Security Trustee, the Issuer Security Trustee or the Issuer Cash Manager on its behalf may not make such payment unless the Issuer Security Trustee has received and given the requisite instructions at least 3 Business Days prior to the proposed date of such payment from the relevant party in accordance with paragraph 8 (Instructions to Issuer Security Trustee and exercise of discretion) of Schedule 16 (Issuer Intercreditor Terms).

Schedule 6

Schedule 6: Form of Central Servicer Reports

AVIS EUROPE - PERMANENT SECURITIZATION
DISPOSITION ADJUSTMENT

By Country	Germany
Germany
Month	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV At Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)
Feb 2012						-
Mar 2012						-
Apr 2012						-
May 2012
Jun 2012						-
Jul 2012						-
Aug 2012						-
Sep 2012						-
Oct 2012						-
Nov 2012						-
Dec 2012						-
Jan 2013						-
Feb 2013						-
Mar 2013						-
Apr 2013						-
May 2013						-
Jun 2013						-
Jul 2013						-
Aug 2013						-
Sep 2013						-
Oct 2013						-
Nov 2013						-
Dec 2013						-
Jan 2014						-
Feb 2014						-
Mar 2014						-

Schedule 6

Apr 2014	-
May 2014	-
Jun 2014	-
Jul 2014	-
Aug 2014	-
Sep 2014	-

Measurement month ending in	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV AT Risk Vehicles	Test ( >250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)	Measurement Month Average	Disposition adjustment percentage
Jul 2012						-
Aug 2012						-
Sep 2012						-
Oct 2012						-
Nov 2012						-
Dec 2012						-
Feb 2013						-
Jul 2013						-
Aug 2013						-
Sep 2013						-
Oct 2013						-
Nov 2013						-
Apr 2014						-
Jul 2014						-
Aug 2014						-
Sep 2014						-

Disposition Adjustment Percentage

Schedule 6

AVIS EUROPE - PERMANENT SECURITIZATION
DISPOSITION ADJUSTMENT
By Country	Spain
Spain
Month	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)
Dec 2012						-
Jan 2013						-
Feb 2013						-
Mar 2013						-
Apr 2013						-
May 2013						-
Jun 2013						-
Jul 2013						-
Aug 2013						-
Sep 2013						-
Oct 2013						-
Nov 2013						-
Dec 2013						-
Jan 2014						-
Feb 2014						-
Mar 2014						-
Apr 2014						-
May 2014						-
Jun 2014						-
Jul 2014						-
Aug 2014						-
Sep 2014						-

Schedule 6

Measurement month ending in	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)	Measurement Month Average	Disposition adjustment percentage
Dec 2012						-
Jan 2013						-
Feb 2013						-
Mar 2013						-
Apr 2013						-
May 2013						-
Jun 2013						-
Aug 2013						-
Sep 2013						-
Oct 2013						-
Nov 2013						-
Dec 2013						-
Feb 2014						-
Mar 2014						-
May 2014						-
Jun 2014						-
Jul 2014						-
Aug 2014						-
Sep 2014						-
Disposition Adjustment Percentage

Schedule 6

AVIS EUROPE - INTERIM FLEET FINANCING
DISPOSITION ADJUSTMENT

By Country	Italy
Italy
Month	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)
Jan 2013						-
Feb 2013						-
Mar 2013						-
Apr 2013						-
May 2013						-
Jun 2013						-
Jul 2013						-
Aug 2013						-
Sep 2013						-
Oct 2013						-
Nov 2013						-
Dec 2013						-
Jan 2014						-
Feb 2014						-
Mar 2014						-
Apr 2014						-
May 2014						-
Jun 2014						-
Jul 2014						-
Aug 2014						-
Sep 2014						-

Schedule 6

Measurement month ending in	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)	Measurement Month Average	Disposition adjustment percentage
Jan 2013
Feb 2013
Mar 2013
Apr 2013
May 2013
Jun 2013
Jul 2013
Aug 2013
Sep 2013
Oct 2013
Nov 2013
Dec 2013
Jan 2014
Feb 2014
Mar 2014
May 2014
Jun 2014
Jul 2014
Aug 2014
Sep 2014

Disposition Adjustment Percentage

Schedule 6

AVIS EUROPE - INTERIM FLEET FINANCING
DISPOSITION ADJUSTMENT

By Country	Holland
Netherlands
Month	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)
Apr 2014						-
May 2014						-
Jun 2014						-
Jul 2014	-	-	-	-		-
Aug 2014	-	-	-	-		-

Measurement month ending in	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)	Measurement Month Average	Disposition adjustment percentage
Apr 2014
May 2014
Jun 2014
Jul 2014
Aug 2014

Disposition Adjustment Percentage

Schedule 6

AVIS EUROPE - INTERIM FLEET FINANCING
DISPOSITION ADJUSTMENT

By Country	France
France
Month	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)
Jun 2014
Jul 2014	-	-	-
Aug 2014	-	-	-

Measurement month ending in	Disposition Proceeds of Non Program Vehicles	NBV of Non Program Vehicles sold	Number of vehicles Vehicles sold	NBV at Risk Vehicles	Test (> 250 Vehicles or 1/12 NBV)	Total Gain on Sale / (Loss on Sale)	Measurement Month Average	Disposition adjustment percentage
Jun 2014
Jul 2014
Aug 2014

Disposition Adjustment Percentage

Schedule 6

Spain

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

Spain
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW			-
BMW			-
Chevrolet			-
CHRYSLER			-
Citroen			-
Fiat			-
Ford			-
Honda			-
HYUNDAI			-
Iveco			-
Jaguar			-
Kia			-
Lamborghini			-
LAND ROVER			-
Mazda			-
MB			-
MB Trucks			-
Mini			-
Mitsubishi			-
Nissan			-
Opel			-
Peugeot			-
Porsche			-
Renault			-
Rover			-
Seat			-
Skoda			-
Smart			-
Suzuki			-
Toyota			-
VAG			-
Volvo			-
Infiniti			-
AVIS FR			-
AVIS AT			-
[x]			-

Schedule 6

Other/ timing differences			-
Other			-
-

Total	-	-	-

Provisions for badly damaged			-
Provisions for stolen and converted vehicles			-
Provision for loss in value (market value / damage)			-
Extraordinary Depreciation Amount			-

Total Borrower Vehicle Fleet NBV	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR

Schedule 6

AVIS AT
[x]
Other/ timing differences
Other

Total	-

( C) VAT Receivables
	VAT claim reference	VAT Receivables
[x]
	[x]	-
	Total	-

(D) Fleet payables amount (including invoices to be received)

Vehicle Manufacturer	Payables amount

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti

Schedule 6

AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total		-

(E) VAT payables
		VAT payable reference	VAT Payable
		Total VAT payable	-
		[x]	-
		Total	-

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount		EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total		-

Country Asset Value		EUR

Eligible Vehicle Fleet NBV		-
Non overdue Manufacturer Receivables		-
VAT Receivables		-
Fleet payables and Invoices to be received		-
VAT payables		-
FleetCo Excess Cash Amount		-

Total Eligible		-

Non Eligible Vehicle Fleet NBV
Overdue Receivables or Non eligibles receivables not inlcuded in (B)

Total Country Asset Value		-

Sub lease

	Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks
Vehicle NBV
%

Schedule 6

Germany

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

Germany
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW			-
BMW			-
Chevrolet			-
CHRYSLER			-
Citroen			-
Fiat			-
Ford			-
Honda			-
HYUNDAI			-
Iveco			-
Jaguar			-
Kia			-
Lamborghini			-
LAND ROVER			-
Mazda			-
MB			-
MB Trucks			-
Mini			-
Mitsubishi			-

Schedule 6

Nissan			-
Opel			-
Peugeot			-
Porsche			-
Renault			-
Rover			-
Seat			-
Skoda			-
Smart			-
Suzuki			-
Toyota			-
VAG			-
Volvo			-
Infiniti			-
AVIS FR			-
AVIS AT			-
[x]			-
Other/ timing differences			-
Other			-
-

Total	-	-	-

Provisions for badly damaged			-
Provisions for stolen and converted vehicles			-
Provision for loss in value (market value / damage)			-
Extraordinary Depreciation Amount			-

Total Borrower Vehicle Fleet NBV	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Schedule 6

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]

Schedule 6

Other/ timing differences
Other

Total	-

( C) VAT Receivables

No VAT Receivables in Germany

(D) Fleet payables amount (including invoices to be received)

Vehicle Manufacturer	Payables amount

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche

Schedule 6

Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

(E) VAT payables

No VAT Payables in Germany

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount	EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total	-

Country Asset Value	EUR

Schedule 6

Fleet residual value		-
Non overdue Manufacturer Receivables		-
VAT Receivables		-
Fleet payables and Invoices to be received		-
VAT payables
FleetCo Excess Cash Amount		-

Total Eligible		-

Non Eligible Vehicles
Overdue Receivables or Non eligibles receivables not inlcuded in (B)

Total Country Asset Value		-

Sub lease

	Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks	Total Fleet
Vehicle NBV
%

Schedule 6

Italy

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

Italy
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW			-
BMW			-
Chevrolet			-
CHRYSLER			-
Citroen			-
Fiat			-
Ford			-
Honda			-
HYUNDAI			-
Iveco			-
Jaguar			-
Kia			-
Lamborghini			-
LAND ROVER			-
Mazda			-
MB			-
MB Trucks			-
Mini			-
Mitsubishi			-
Nissan			-
Opel			-
Peugeot			-

Schedule 6

Porsche			-
Renault			-
Rover			-
Seat			-
Skoda			-
Smart			-
Suzuki			-
Toyota			-
VAG			-
Volvo			-
Infiniti			-
AVIS FR			-
AVIS AT			-
[x]			-
Other/ timing differences			-
Other			-
-

Total	-	-	-

Provisions for badly damaged			-
Provisions for stolen and converted vehicles			-
Provision for loss in value (market value / damage)			-
Extraordinary Depreciation Amount			-

Total Borrower Vehicle Fleet NBV	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat

Schedule 6

Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

( C) VAT Receivables

Schedule 6

No VAT Receivables in Italy

(D) Fleet Payables Amount and Invoices to be Received

Vehicle Manufacturer	Payables amount

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo

Schedule 6

Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

(E) VAT payables

No VAT Payables in Italy

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount	EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total	-

Country Asset Value	EUR

Fleet residual value	-
Non overdue Manufacturer Receivables	-
VAT Receivables	-
Fleet payables and Invoices to be received	-
VAT payables
FleetCo Excess Cash Amount	-

Total Eligible	-

Non Eligible Vehicles

Schedule 6

Overdue Receivables or Non eligibles receivables not inlcuded in (B)

Total Country Asset Value	-

Sub lease

Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks	Total Fleet
Vehicle NBV
%

Schedule 6

Netherlands

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

Netherlands
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW			-
BMW			-
Chevrolet			-
CHRYSLER			-
Citroen			-
Fiat			-
Ford			-
Honda			-
HYUNDAI			-
Iveco			-
Jaguar			-
Kia			-
Lamborghini			-
LAND ROVER			-
Mazda			-
MB			-
MB Trucks			-
Mini			-
Mitsubishi			-
Nissan			-
Opel			-
Peugeot			-

Schedule 6

Porsche			-
Renault			-
Rover			-
Seat			-
Skoda			-
Smart			-
Suzuki			-
Toyota			-
VAG			-
Volvo			-
Infiniti			-
AVIS FR			-
AVIS AT			-
[x]			-
Other/ timing differences			-
Other			-
-

Total	-	-	-

Provisions for badly damaged			-
Provisions for stolen and converted vehicles			-
Provision for loss in value (market value / damage)			-
Extraordinary Depreciation Amount			-

Total Borrower Vehicle Fleet NBV	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat

Schedule 6

Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

( C) VAT Receivables

Schedule 6

No VAT Receivables in the Netherlands

(D) Fleet payables amount (including invoices to be received)

Vehicle Manufacturer	Payables amount

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG

Schedule 6

Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

(E) VAT payables

No VAT Payables in The Netherlands

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount	EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total	-

Country Asset Value	EUR

Fleet residual value	-
Non overdue Manufacturer Receivables	-
VAT Receivables	-
Fleet payables and Invoices to be received	-
VAT payables
FleetCo Excess Cash Amount	-

Total Eligible	-

Non Eligible Vehicles

Schedule 6

Overdue Receivables or Non eligibles receivables not inlcuded in (B)

Total Country Asset Value	-

Sub lease

Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks	Total Fleet
Vehicle NBV
%

Schedule 6

France

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

France
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW			-
BMW			-
Chevrolet			-
CHRYSLER			-
Citroen			-
Fiat			-
Ford			-
Honda			-
HYUNDAI			-
Iveco			-
Jaguar			-
Kia			-
Lamborghini			-
LAND ROVER			-
Mazda			-
MB			-
MB Trucks			-
Mini			-
Mitsubishi			-
Nissan			-
Opel			-
Peugeot			-

Schedule 6

Porsche			-
Renault			-
Rover			-
Seat			-
Skoda			-
Smart			-
Suzuki			-
Toyota			-
VAG			-
Volvo			-
Infiniti			-
AVIS FR			-
AVIS AT			-
[x]			-
Other/ timing differences			-
Other			-
-

Total	-	-	-

Provisions for badly damaged			-
Provisions for stolen and converted vehicles			-
Provision for loss in value (market value / damage)			-
Extraordinary Depreciation Amount			-

Total Borrower Vehicle Fleet NBV	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat

Schedule 6

Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki
Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

( C) VAT Receivables

Schedule 6

	VAT claim reference	VAT Receivables
[x]
	[x]	-
	Total	-

(D) Fleet payables amount (including invoices to be received)

Vehicle Manufacturer	Payables amount

Audi/VW
BMW
Chevrolet
CHRYSLER
Citroen
Fiat
Ford
Honda
HYUNDAI
Iveco
Jaguar
Kia
Lamborghini
LAND ROVER
Mazda
MB
MB Trucks
Mini
Mitsubishi
Nissan
Opel
Peugeot
Porsche
Renault
Rover
Seat
Skoda
Smart
Suzuki

Schedule 6

Toyota
VAG
Volvo
Infiniti
AVIS FR
AVIS AT
[x]
Other/ timing differences
Other

Total	-

(E) VAT payables

	VAT payable reference	VAT Payable
	Total VAT payable	-
	[x]	-
	Total	-

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount	EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total	-

Country Asset Value	EUR

Fleet residual value
Non overdue Manufacturer Receivables
VAT Receivables

Schedule 6

Fleet payables and Invoices to be received
VAT payables
FleetCo Excess Cash Amount

Total Eligible	-

Non Eligible Vehicles
Overdue Receivables or Non eligibles receivables not inlcuded in (B)

Total Country Asset Value	-

Sub lease

Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks	Total Fleet
Vehicle NBV
%

Schedule 6

TOTAL

AVIS EUROPE - PERMANENT SECURITIZATION
Country Asset Value Calculation

TOTAL
EUR
Saturday, January 00, 1900

(A) Borrower Vehicle Fleet NBV

Vehicle manufacturer	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Borrower Eligible Vehicle Fleet NBV

Audi/VW	-	-	-
BMW	-	-	-
Chevrolet	-	-	-
CHRYSLER	-	-	-
Citroen	-	-	-
Fiat	-	-	-
Ford	-	-	-
Honda	-	-	-
HYUNDAI	-	-	-
Iveco	-	-	-
Jaguar	-	-	-
Kia	-	-	-
Lamborghini	-	-	-
LAND ROVER	-	-	-
Mazda	-	-	-
MB	-	-	-
MB Trucks	-	-	-
Mini	-	-	-
Mitsubishi	-	-	-
Nissan	-	-	-
Opel	-	-	-
Peugeot	-	-	-

Schedule 6

Porsche	-	-	-
Renault	-	-	-
Rover	-	-	-
Seat	-	-	-
Skoda	-	-	-
Smart	-	-	-
Suzuki	-	-	-
Toyota	-	-	-
VAG	-	-	-
Volvo	-	-	-
Infiniti	-	-	-
AVIS FR	-	-	-
AVIS AT	-	-	-
[x]	-	-	-
Other/ timing differences	-	-	-
Other	-	-	-
	-	-	-

Total	-	-	-

Provisions for badly damaged	-	-	-
Provisions for stolen and converted vehicles	-	-	-
Provision for loss in value (market value / damage)	-	-	-
Extraordinary depreciation charge	-	-	-

Total residual value	-	-	-

(B) Manufacturer Receivables (not more than 90 days overdue)

Vehicle Manufacturer	Vehicle Manufacturer Receivables

Audi/VW	-
BMW	-
Chevrolet	-
CHRYSLER	-
Citroen	-
Fiat	-

Schedule 6

Ford	-
Honda	-
HYUNDAI	-
Iveco	-
Jaguar	-
Kia	-
Lamborghini	-
LAND ROVER	-
Mazda	-
MB	-
MB Trucks	-
Mini	-
Mitsubishi	-
Nissan	-
Opel	-
Peugeot	-
Porsche	-
Renault	-
Rover	-
Seat	-
Skoda	-
Smart	-
Suzuki	-
Toyota	-
VAG	-
Volvo	-
Infiniti	-
AVIS FR	-
AVIS AT	-
[x]	-
Other/ timing differences	-
Other	-
-

Total	-

( C) VAT Receivables

Schedule 6

	VAT claim reference	VAT Receivables
	[x]	-
	[x]	-
	Total	-

(D) Fleet payables amount (including invoices to be received)

Vehicle Manufacturer	Payables amount

Audi/VW	-
BMW	-
Chevrolet	-
CHRYSLER	-
Citroen	-
Fiat	-
Ford	-
Honda	-
HYUNDAI	-
Iveco	-
Jaguar	-
Kia	-
Lamborghini	-
LAND ROVER	-
Mazda	-
MB	-
MB Trucks	-
Mini	-
Mitsubishi	-
Nissan	-
Opel	-
Peugeot	-
Porsche	-
Renault	-
Rover	-
Seat	-
Skoda	-
Smart	-
Suzuki	-

Schedule 6

Toyota	-
VAG	-
Volvo	-
Infiniti	-
AVIS FR	-
AVIS AT	-
[x]	-
Other/ timing differences	-
Other	-
-

Total	-

(E) VAT payables
	VAT payable reference	VAT Payable
	[x]	-
	[x]	-
	Total	-

(F) FleetCo Excess Cash amount

Fleetco Excess Cash Amount	EUR

Fleetco Available Cash
Fleetco Reserves
Marketing Contribution
Reconditionning Costs
Excess Mileage

Total	-

Country Asset Value	EUR

Fleet residual value	-
Non overdue Manufacturer Receivables	-
VAT Receivables	-
Fleet payables and Invoices to be received	-

Schedule 6

VAT payables	-
FleetCo Excess Cash Amount	-

Total Eligible	-

Non Eligible Vehicles	-
Overdue Receivables or Non eligibles receivables not inlcuded in (B)	-

Total Country Asset Value	-

(G) Sub lease

Corporate cars at licensee & sub-licensee stations	Corporate cars at other Avis entities	Service Vehicles	Light Trucks	Total Fleet
Vehicle NBV
%

Schedule 6

Choice of the report															Outputs
Total CE
CE Rate
Advances
Advance Rate
Total Asset Value
	Germany				Italy				Spain				Netherlands				France
Groups	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Eligible Receivables	Payables	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Eligible Receivables	Payables	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Eligible Receivables	Payables	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Eligible Receivables	Payables	Net Book value · Eligible Programme Vehicles	Net Book value · Eligible At Risk Vehicles	Eligible Receivables	Payables
BMW	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Daimler	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Fiat	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ford	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Honda	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hyundai / Kia	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Iveco	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mazda	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mitsubishi	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Nissan	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Peugeot	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Renault	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suzuki	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tata	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Toyota	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Volvo	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
VW	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Schedule 6

	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for badly damaged	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for stolen and converted vehicles	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for loss in value (market value / damage)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total residual value	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Schedule 6

	Germany	Italy	Spain	Netherlands	France
VAT Receivables
VAT Payables
Disposition Adjustment

Country Asset Value
Fleet Net Book value
Extraordinary Depreciation Amount
Eligible Receivables not overdue
Fleet Payables
VAT Receivables
VAT Payables
Non Eligible Vehicles
Overdue Receivables or Non eligibles receivables not inlcuded above
FleetCo Excess Cash Amount
Country Asset Value - Eligible Vehicles

Concentration Limits	Limits	%	Excess Amount
Limit on "At Risk" fleet:
Limits for Group all Manufacturers:
Limit on Maximum Units Sub-Leased
Limit on Maximum Units Sub-Leased at Other Countries
Limit on Maximum Service Vehicules Leased
Limit on Maximum Light Trucks Leased
Total

Schedule 6

INPUTS of the model	Total Asset Value
	Germany				Italy				Spain				Netherlands				France
Manufacturer	Program Residual Value	Non Program Residual Value	Receivables	Payables + Invoices	Program Residual Value	Non Program Residual Value	Receivables	Payables + Invoices	Program Residual Value	Non Program Residual Value	Receivables	Payables + Invoices	Program Residual Value	Non Program Residual Value	Receivables	Payables + Invoices	Program Residual Value	Non Program Residual Value	Receivables	Payables + Invoices	Groups
Audi/VW	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
BMW	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Chevrolet	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CHRYSLER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Citroen	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Fiat	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ford	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Honda	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
HYUNDAI	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Iveco	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Jaguar	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Kia	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lamborghini	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
LAND ROVER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mazda	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
MB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
MB Trucks	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mini	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mitsubishi	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Nissan	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Opel	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Peugeot	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Porsche	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Renault	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rover	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Seat	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Schedule 6

Skoda	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Smart	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suzuki	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Toyota	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
VAG	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Volvo	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Infiniti	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
AVIS FR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
AVIS AT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
[x]	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other/ timing differences	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
0	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for badly damaged	-	-			-	-			-	-			-	-			-	-
Provisions for stolen and converted vehicles	-	-			-	-			-	-			-	-			-	-
Provision for loss in value (market value / damage)	-	-			-	-			-	-			-	-			-	-
Total residual value	-	-			-	-			-	-			-	-			-	-

	Germany	Italy	Spain	Netherlands	France
VAT Receivables
VAT Payables
Disposition Adjustment

Schedule 6

Cross Table Manufacturers/Groups

Manufacturers	Groups	Used	Rating S&P	Rating Moody's	Rating Fitch	Rating DBRS
Audi/VW	VW
BMW	BMW
Chevrolet	GM
CHRYSLER	Fiat
Citroen	Peugeot
Fiat	Fiat
Ford	Ford
Honda	Honda
HYUNDAI	Hyundai / Kia
Iveco	IVECO
Jaguar	Tata
Kia	Hyundai / Kia
Lamborghini	VW
LAND ROVER	Tata
Mazda	Mazda
MB	Daimler
MB Trucks	Daimler
Mini	BMW
Mitsubishi	Mitsubishi
Nissan	Nissan
Opel	GM
Peugeot	Peugeot
Porsche	VW
Renault	Renault
Rover	Tata
Seat	VW
Skoda	VW
Smart	Daimler
Suzuki	Suzuki
Toyota	Toyota
VAG	VW
Volvo	Volvo
Infiniti	Nissan

Schedule 6

AVIS FR	Other
AVIS AT	Other
[x]	Other
Other/ timing differences	Other
Other	Other

Rating Agency Matrix
Moody's	DBRS	Matrix Value	Vehicle Value	Receivable Value
Aaa	AAA
Aa1	AA+
Aa2	AA
Aa3	AA-
A1	A+
A2	A
A3	A-
Baa1	BBB+
Baa2	BBB
Baa3	BBB-
Ba1	BB+
Ba2	BB
Ba3	BB-
B1	B+
B2	B
B3	B-
Caa1	CCC+
Caa2	CCC
Caa3	CCC-
Ca1	CC+
Ca2	CC
Ca3	CC-
C1	C+

Schedule 6

C2	C
C3	C-
D	D
NR	NR

Group Rating Matrx

Groups	Rating	Rating Value	Raw for Vehicles
BMW	A
Daimler	A-
Fiat	BB-
Ford	BBB-
GM	BBB-
Honda	A+
Hyundai / Kia	BBB+
Iveco	BB+
Mazda	NR
Mitsubishi	BB
Nissan	A-
Other	NR
Peugeot	BB
Renault	BBB-
Suzuki	NR
Tata	BB
Toyota	AA-
Volvo	BB
VW	A
-	NR
-	NR
-	NR
-	NR
-	NR

Schedule 6

Application of the Concentration Limits

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Provision for loss in value (market value / damage)
Total

Schedule 6

1) Limits for Group all Manufacturers:

	Amount	In %
Total NBV
Excess, if any
Total NBV after Limit			#DIV/0!

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Ranking	Limit	% before Limit	% after Limit	Excess
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
0
0
0
0

Schedule 6

0
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

2) Limit on "At Risk" fleet:
	Amount	In %
At Risk Assets before Limit
Excess, if any
At Risk Assets after Limit

Schedule 6

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

Schedule 6

3) Limit on Maximum Units Sub-Leased

		Amount	In %
Global Units Leased before Limit
Excess, if any
Global Assets after Limit

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged

Schedule 6

Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

4) Limit on Maximum Units Sub-Leased at Other Countries
	Amount	In %
Global Units Leased before Limit
Excess, if any
Global Assets after Limit

Schedule 6

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

Schedule 6

5) Limit on Maximum Service Vehicules Leased

		Amount	In %
Global Units Leased before Limit
Excess, if any
Global Assets after Limit

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged

Schedule 6

Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

6) Limit on Maximum Light Trucks Leased

	Amount	In %
Global Units Leased before Limit
Excess, if any
Global Assets after Limit

Schedule 6

	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Depreciation accrual for non programme sales
Total

Schedule 6

Date of the report	janvier-12

Fleet after Concentration Limits
Total Asset Value
	Germany				Italy				Spain				Netherlands				France
Groups	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables	Program NBV	Non Program NBV	Receivables	Payables
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
Total
Provisions for badly damaged
Provisions for stolen and converted vehicles
Provision for loss in value (market value / damage)
Total residual value

Schedule 6

							*Max(receivables+payables,0) if vehicle is BBB- or above OR have no retention of title

For NIG Calculation							Adjusted Receivables Net Of Payables
Rating	Rating Value	Raw for Vehicles	Raw for Receivables	Total Residual Value	Total NIG	NIG Ranking	Germany	Italy	Spain	Netherlands	France
A	0
A-	0
BB-	0
BBB-	0
BBB-	0
A+	0
BBB+	0
BB+	0
NR	0
BB	0
A-	0
NR	0
BB	0
BBB-	0
NR	0
BB	0
AA-	0
BB	0
A	0
NR	0
NR	0
NR	0
NR	0
NR	0

Schedule 6

Retention Of Title?
Manufacturer	Germany	Italy	Spain	Netherlands		France
BMW
Daimler
Fiat
Ford
GM
Honda
Hyundai / Kia
Iveco
Mazda
Mitsubishi
Nissan
Other
Peugeot
Renault
Suzuki
Tata
Toyota
Volvo
VW
-

Non program nbv					Max(receivables+payables,0) if vehicle is below BBB- AND have retention of title
Adjusted Non Program Residual Value					Adjusted Non Program Residual Value
Germany	Italy	Spain	Netherlands	France	Germany	Italy	Spain	Netherlands	France

Schedule 6

Top 2 NIG
Top NIG
Second NIG
3rd NIG
4th NIG
5th NIG
6th NIG
7th NIG
8th NIG
9th NIG
10th NIG

Rating Agency Matrix

DBRS	Matrix Value	Vehicle Value	Receivable Value
AAA
AA+
AA
AA-
A+
A
A-
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
CCC-

Schedule 6

CC+
CC
CC-
C+
C
C-
D
NR

Group Ratings

Manufacturers	Groups	Rating used in the model
Audi/VW	VW
BMW	BMW
Chevrolet	GM
CHRYSLER	Fiat
Citroen	Peugeot
Fiat	Fiat
Ford	Ford
Honda	Honda
HYUNDAI	Hyundai / Kia
Iveco	IVECO
Jaguar	Tata
Kia	Hyundai / Kia
Lamborghini	VW
LAND ROVER	Tata
Mazda	Mazda
MB	Daimler
MB Trucks	Daimler
Mini	BMW
Mitsubishi	Mitsubishi
Nissan	Nissan
Opel	GM
Peugeot	Peugeot
Porsche	VW
Renault	Renault

Schedule 6

Rover	Tata
Seat	VW
Skoda	VW
Smart	Daimler
Suzuki	Suzuki
Toyota	Toyota
VAG	VW
Volvo	Volvo
Infiniti	Nissan
AVIS FR	Other
AVIS AT	Other
[x]	Other
Other/ timing differences	Other
Other	Other
0
0
0
0

Schedule 6

Country	Germany	Italy	Spain	Netherlands	France	TOTAL

Risk Repartition for 'Fleet Adjustment'

In Amount
Lowest Risk Category Vehicles
Intermediate Risk Category Vehicles
Highest Risk Category Vehicles

In %
Lowest Risk Category Vehicles
Intermediate Risk Category Vehicles
Highest Risk Category Vehicles

Risk Repartition for Receivables

In Amount
Investment Grade Vehicle Manufacturers & BBB- Vehicle Manufacturers
Below BBB- Vehicle Manufacturer Receivables with no Retention of title
Below BBB- Vehicle Manufacturer Receivables with Retention of title

In %
Investment Grade Vehicle Manufacturers & BBB- Vehicle Manufacturers
Below BBB- Vehicle Manufacturer Receivables with no Retention of title

Fleet Adjustment' Repartition

Program 'Fleet Adjustment'
Investment Grade Vehicle Manufacturer (BBB and above)
BBB- Vehicle Manufacturer
Below BBB- Manufacturers
Total

Schedule 6

Non Program 'Fleet Adjustment'
Investment Grade Vehicle Manufacturer (BBB and above)
BBB- Vehicle Manufacturer
Below BBB- Manufacturers
Total

Fleet Adjustment'
Investment Grade Vehicle Manufacturer (BBB and above)
BBB- Vehicle Manufacturer
Below BBB- Manufacturers
Total

Lowest Credit Enhancement Level

Program Vehicles rated from Investment Grade Manufacturers

Program Vehicles from BBB- Vehicle Manufacturer
Limit of Program Vehicles from BBB- Vehicle Manufacturer
Amount kept in this category

Total Lowest Risk Category
in % of Total 'Fleet Adjustment'

Intermediate Credit Enhancement Level

Program Vehicles from BBB- Vehicle Manufacturer
Non Program Vehicles from BBB- and IG Manufacturer

Total Intermediaire Risk Category
in % of Total 'Fleet Adjustment'

Highest Risk - Category 1

Below BBB - Program Vehicles
Below BBB - Non Program Vehicles

Total Highest Category

Schedule 6

in % of Total 'Fleet Adjustment'

Receivables Repartition

Receivables Net of Payables
BBB- and above
Below BBB-
Below BBB- and Retention of Title
Total

CREDIT ENHANCEMENT MODEL

Country	Germany	Italy	Spain	Netherlands	France

CREDIT ENHANCEMENT MATRIX CALCULATED

Fleet
Lowest Risk - Category 3
Intermediate Risk - Category 2
Highest risk - Category 1

Receivables
BBB- and above
Below BBB- without retention of title(*)
Below BBB- with retention of title

VAT Receivables

Schedule 6

Combined Legal Stay and Liquidation Period	Date of the report
Germany
Italy
Spain
Netherlands
France

				Fleet			Receivables net of Payables			VAT Receivables
		All	Fleet	Lowest Risk - Category 3	Intermediate Risk - Category 2	Highest risk - Category 1	from Mfturers rated at least as high as BBB	from Mfturers rated lower than BBB with no Retention of title	from Mfturers rated lower than BBB with Retention of title	max(VAT Rec - VAT Pay ; 0)
Germany	Assets
Required CE
Italy	Assets
Required CE
Spain	Assets
Required CE
Netherlands	Assets
Required CE
France	Assets
Required CE

Liquidity Enhancement
Interest Rate Reserve
Average stay period
Cap in the structure
Margin
Senior Notes Principal Amount Outstanding request
Interest Expense Amount
Servicing
Rate
Servicing Expense Amount
Total Liquid Enhancement

Schedule 6

Credit Enhancement Amount
Asset Enhancement Amount
CE on Extraordinary Depreciation Amount
Liquidity Enhancement Amount
Floor on the CE
Asset Enhancement %
Credit Enhancement Amount

Combined Country Asset Value
Fleet Net Book value
Non Overdue Receivables
Fleet Payables
VAT Receivables
VAT Payables
Non Eligible Vehicles
Other Non Eligible Receivables
FleetCo Excess Cash Amount
Country Asset Value

Eligible Country Asset Value
Country Asset Value
Extraordinary Depreciation Amount
Excess Concentration
Non Eligible Assets (Including NIG receivables)
Disposition Adjustment
Eligible Country Asset Value

Schedule 6

AVIS EUROPE - PERMANENT SECURITIZATION
Senior Notes Calculation

Saturday, January 00, 1900

Borrower Reference	Jurisdiction	Borrower Name	Country Asset Value in EUR	Advance Proportion	Revolving Advances requested in EUR	Country Asset Value Test	Excess Advance Proportion Amount

Dutch Fleetco	Germany	Fincar Fleet B.V.	-				Spain + Italy	-
Dutch Fleetco	Spain	Fincar Fleet B.V.	-				Spain	-
Italian Fleetco	Italy	Avis Budget Italia S.p.A	-				Italy	-
Dutch Fleetco	Netherlands	Fincar Fleet B.V.	-
French Fleetco	France	AB FleetCo S.a.r.l.	-

Sub total			-		-		Total excess	-

Issuer Excess Cash Amount

Issuer Reserve Required Amount
Issuer Reserves
Available LC Commitment Amount
Issuer Available Reserve Account Amount
Issuer Excess Cash Amount

Financing Amount

Combined Eligible Country Asset Value
Issuer Reserves
Credit Enhancement Required Amount
Excess Advance Proportion Amount
Senior Notes Maximum Amount
Senior Note Limit

Schedule 6

Senior Notes Principal Amount Outstanding request
Subordinated Notes Amount
Issuer Borrowing Base Test
Senior Note Limit excess

Senior Noteholder Commitment

CACIB
DB
NATIXIS
BAML
SCOTIA
JP MORGAN
UNICREDIT

Commitment % Senior Noteholders

CACIB
DB
NATIXIS
BAML
SCOTIA
JP MORGAN
UNICREDIT

Senior Notes Principal Amount Outstanding

CACIB
DB
NATIXIS
BAML
SCOTIA
JP MORGAN
UNICREDIT

Schedule 6

Execution Page
Issuer and FCT Noteholder
SIGNED AND DELIVERED AS A DEED by
CARFIN FINANCE INTERNATIONAL LIMITED
when the common seal was affixed hereto

/s/ Karen McCrave Karen McCrave Director Structured Finance Management (Ireland) Limited Company Secretary

Transaction Agent and Arranger
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Edith Lusson

in the presence of: /s/ Guillaume Malaty
Name:	Guillaume Malaty
Address:	25, rue de Marignan, 75008 Paris
Occupation	Lawyer

Issuer Security Trustee
The common seal of
DEUTSCHE TRUSTEE COMPANY LIMITED
was affixed to this DEED in the presence of:

Associate Director: /s/ Nick Rogivue
Nick Rogivue
Associate Director

/s/ Clive Rakestrow
Clive Rakestrow
Associate Director

FleetCo Security Agent
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Edith Lusson
Name: Edith Lusson

in the presence of: /s/ Guillaume Malaty
Name:	Guillaume Malaty
Address:	25, rue de Marignan, 75008 Paris
Occupation	Lawyer

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)

By: /s/ Martin Gruber

Name:	Martin Gruber
Title:	Managing Director

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Opco)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Opcos
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Opco)

By: /s/ Riccardo Di Bucchianico
Name: Riccardo Di Bucchianico
Title: Gevolmachtigde / Authorized Representative

in the presence of: /s/ M V D Assem
Name: M V D Assem
Address: L. Armstrongweg 4, 1311 RL Almere
Occupation: HR Management Assistant

The Opcos
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Opco)

By: /s/ Renato de Lussa
Name: Renato de Lussa
Title: CFO

in the presence of: /s/ Sarah d’Ailat
Name: Sarah d’Ailat
Address: 1 rue du General Leclerc, 92800 Puteaux
Occupation: Legal Manager

The Servicers
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

The Servicers
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED (as Central Servicer)

By:	/s/ Jason Turner	By: /s/ Joanna Spiers
Name:	Jason Turner	Name: Joanna Spiers
	Director	Director

The Servicers
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Servicer)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Servicers
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Servicer)

By: /s/ Renato de Lussa
Name: Renato de Lussa
Title: CFO

in the presence of: /s/ Sarah d’Ailat
Name: Sarah d’Ailat
Address: 1 rue du General Leclerc, 92800 Puteaux
Occupation: Legal Manager

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)

By:	/s/ Martin Gruber
Name:	Martin Gruber
Title:	Managing Director

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Lessee)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Lessees
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Lessee)

By: /s/ Riccardo Di Bucchianico
Name: Riccardo Di Bucchianico
Title: Gevolmachtigde / Authorised Representative

in the presence of: /s/ M V D Assem
Name: M V D Assem
Address: L. Armstrongweg 4, 1311 RL Almere
Occupation: HR Management Assistant

The Lessees
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Lessee)

By: /s/ Renato de Lussa
Name: Renato de Lussa
Title: CFO

in the presence of: /s/ Sarah d’Ailat
Name: Sarah d’Ailat
Address: 1 rue du General Leclerc, 92800 Puteaux
Occupation: Legal Manager

FleetCo Holdings
SIGNED AND DELIVERED AS A DEED by
CARFIN FINANCE HOLDINGS LIMITED
when the common seal was affixed hereto

/s/ Karen McCrave Karen McCrave Director per pro Structured Finance Management (Ireland) Limited, as Secretary Company Secretary

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V. (as Dutch FleetCo)

By:	/s/ Patricia Haverkamp
Name:	Patricia Haverkamp
Title:	Managing Director / Proxyholder A

By:	/s/ B.W. de Sonnaville
Name:	B.W. de Sonnaville
Title:	Managing Director / Proxyholder B

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)

By:	/s/ Beatrit Diet
Name:	Beatrit Diet
Title:	Dutch FleetCo, Spanish Branch representative

The FleetCos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo)

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Road, Bracknell, Berks
Occupation: Personal Assistant

The FleetCos
EXECUTED AS A DEED on behalf of
AB FLEETCO (as French FleetCo)

By:	MAS France
Name:	Frederic Leguide
Title:	Authorised Signatory
/s/ Frederic Leguide

in the presence of: MAS France
Name: Clement Jomaa
Address: 21 rue Clement Matot, 75008 Paris
Occupation: Employee
/s/ Clement Jomaa

Parent
EXECUTED AS A DEED on behalf of
AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

In the presence of Erik Johnson
Name:	Erik Johnson
Address:	6 Sylvan Way, Parsippany, NJ 07054
Occupation:	Attorney

Finco, Italian VAT Lender, Dutch VAT Lender and the Subordinated Lender
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED

By:	/s/ Jason Turner	By:	/s/ Joanna Spiers
Name:	Jason Turner	Name:	Joanna Spiers
	Director		Director

EXECUTED AS A DEED on behalf of
Avis Europe
AVIS BUDGET EMEA LIMITED

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name:	Sue Greenwood
Address:	Avis Budget Services Ltd, Park Road, Bracknell, Berks
Occupation:	Personal Assistant

The Account Banks
DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Account Bank)
EXECUTED AS A DEED

By: /s/ Nick Rogivue
Name: Nick Rogivue
Title: Vice President

By: /s/ Clive Rakestrow
Name: Clive Rakestrow

Title: Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)

By:	/s/ Thomas Steimann
Name:	Thomas Steimann
Title:	Director

By:	/s/ Javier Di Girolamo
Name:	Javier Di Girolamo
Title:	V.P.

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Spanish Account Bank Operator)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

By:	/s/ Giovanni Fontanem
Name:	Giovanni Fontanem
Title:	VP

By:	/s/ Solidea Maccioni
Name:	Solidea Maccioni
Title:	AVP

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)

By:	/s/ Vivien Wichmann
Name:	Vivien Wichmann
Title:	Vice President

By:	/s/ Bernd Birck
Name:	Bernd Birck
Title:	Assistant Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo German Account Bank Operator)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, AMSTERDAM BRANCH (as Dutch FleetCo Dutch Account Bank)

By:	/s/ J Roos
Name:	J Roos
Title:	VP

By:	/s/ J Sanbey
Name:	J Sanbey
Title:	VP

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Dutch Account Bank Operator)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as French FleetCo Account Bank Operator)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, PARIS BRANCH (as French FleetCo Account Bank)

By:	/s/ Xavier Connen
Name:	Xavier Connen
Title:	Authorised Signatory

By:	/s/ Catherine Bonnouvrier
Name:	Catherine Bonnouvrier
Title:	Authorised Signatory

Issuer Cash Manager

DEUTSCHE BANK AG, LONDON BRANCH
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The FleetCo Back-up Cash Managers

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo German Back-up Cash Manager)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Italian Back-up Cash Manager)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Spanish Back-up Cash Manager)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Dutch Back-up Cash Manager)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo French Back-up Cash Manager)
EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The Senior Noteholder
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:

in the presence of: /s/ Guillaume Malaty
Name:	Guillaume Malaty
Address:	25, rue de Marignan, 75008 Paris
Occupation:	Lawyer

The Senior Noteholder
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, LONDON BRANCH
By: /s/ Frederic de Benoist
Name: Frederic de Benoist
Title: Director

By: /s/ Patrick Connors
Name: Patrick Connors
Title: Managing Director

The Senior Noteholder
EXECUTED AS A DEED on behalf of
NATIXIS

By:	/s/ Michel Conges
Name:	Michel Conges
Title:	Chief Operating Officer - GSCS

in the presence of /s/ Thomas Lons
Name:	Thomas Lons
Address:	Natixis, 47 Quai d’Austerlitz, 75013 Paris
Occupation:	E.D.

The Senior Noteholder
EXECUTED AS A DEED on behalf of
SCOTIABANK EUROPE PLC

By: /s/ Steven Lowe
Name: Steven Lowe
Title: Director, SBE

Witnessed By: /s/ S Dobson
Name: S Dobson
Scotiabank Europe plc, 201 Bishopsgate, London, EC2M 3NS

The Senior Noteholder
EXECUTED AS A DEED on behalf of
BLUE FINN S.A.R.L., LUXEMBOURG, KÜSNACHT BRANCH

By:	/s/ P.K.C. Spiering
Name:	P.K.C. Spiering
Title:	Branch Manager

in the presence of: /s/ P.C.C. Van Tol
Name:	P.C.C. Van Tol
Address:	Steinackerstrasse 9, Kusnacht
Occupation:	Finance Director

The Senior Noteholder
SIGNED AND DELIVERED AS A DEED
for and on behalf of
ELEKTRA PURCHASE NO. 34 LIMITED
Acting by its duly authorised Attorney

By:	/s/ Brian Buckley
Name:	Brian Buckley
Title:	Attorney in Fact

in the presence of: /s/ Abigail O’Connor
Name:	Abigail O’Connor
Address:	17 The Crescent, Inse Bay, Laytown, Co. Meath
Occupation:	Trainee Administrator

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JUPITER SECURITIZATION COMPANY LLC
By JPMorgan Chase Bank N.A., its attorney-in-fact

By: /s/ Adam J. Klimek
Name: Adam J. Klimek
Title: Executive Director

By: /s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JPMORGAN CHASE BANK, N.A.

By: /s/ Adam Klimek
Name: Adam J. Klimek
Title: Executive Director

By: /s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

French Intermediary Bank
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:

in the presence of: /s/ Guillaume Malaty
Name:	Guillaume Malaty
Address:	25 rue de Marignan, 75008 Paris
Occupation	: Lawyer

The Corporate Services Providers

EXECUTED AS A DEED on behalf of
INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ R.M.M. de Groot	/s/ L.F. van der Sman
Name:	R.M.M. de Groot	L.F. van der Sman
Title:	Proxy Holder	Proxy Holder

EXECUTED AS A DEED on behalf of
VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	B.W. de Sonnaville	J.J. van Ginkel
Name:	B.W. de Sonnaville	J.J. van Ginkel
Title:	Proxy Holder	Director

PRESENT when the COMMON SEAL of
STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED
(as Issuer Corporate Services Provider and FleetCo Holdings Corporate Services Provider)
was affixed hereto and this DEED was delivered

/s/ Karen McCrave Karen McCrave Director
Company Secretary per pro Structured Finance Management Corporate Services (Ireland) Limited Secretary

Registrar
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney

Liquidation Agent
EXECUTED AS A DEED on behalf of
FISERV AUTOMOTIVE SOLUTIONS, INC.

By:	/s/ Stephen J Bissett
Name:	Stephen J Bissett
Title:	Vice President

in the presence of: /s/ Sharon L Gorgan
Name:	Sharon L Gorgan
Address:	6400 Main Street, Amherst, NY 14221
Occupation:	Directory of Analytics

FCT Servicer
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:

in the presence of /s/ Guillaume Malaty
Name:	Guillaume Malaty
Address:	25 rue de Marignan, 75008 Paris
Occupation:	Lawyer

FCT CARFIN
Represented by Eurotitrisation
EXECUTED AS A DEED on behalf of
EUROTITRISATION

By:	/s/ Nicolas Noblanc
Name:	Nicolas Noblanc
Title:

in the presence of: /s/ Cecile Fossani
Name:	Cecile Fossani
Address:
Occupation

FCT Custodian
EXECUTED AS A DEED on behalf of
CACEIS BANK FRANCE

By:	/s/ Carine Echelard
Name:	Carine Echelard
Title:	Chief Executive Officer

in the presence of: /s/ Philippe Bourgues
Name:	Philippe Bourgues
Address:	1-3, Place Valhubert, 75013 Paris
Occupation:	Deputy CEO

FCT Registrar
EXECUTED AS A DEED on behalf of
CACEIS CORPORATE TRUST

By:	/s/ Jean-Michel Desmarest
Name:	Jean-Michel Desmarest
Title:	Directeur General

in the presence of /s/ Julie Huguet Lepers
Name:	Julie Huguet Lepers
Address:	1-3, Place Valhubert, 75013 Paris
Occupation	: Responsable Juridique